[Graphic]
 Federated Investors

Federated Asia Pacific Growth Fund

3rd Annual Report
November 30, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its third Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

During the reporting period, Asia Pacific stocks continued to reflect the region's economic and political difficulties. However, as Alexandre notes, signs indicate that a long-term recovery may be underway. This report will give you an insight into market opportunities and the markets in which we have invested for the long-term.

Federated Asia Pacific Growth Fund is a relatively new fund that was introduced in 1996, shortly before a period of severe volatility. With international investing in particular, there will inevitably be periods of volatility. The key to long-term success is investing through the positive as well as the negative periods. On average--and this is shown through the historical performance of many financial markets--the positive periods significantly outweigh the negative periods.

This international stock fund provides investors with significant long-term opportunities from a well-researched portfolio of approximately 62 corporations in 10 Asian and Pacific Rim countries.*

The stocks selected, in many cases, are issued by internationally recognized industry leaders whose average market capitalization is over $2 billion. They are fundamentally strong companies that are positioned to be stronger than ever when the crisis ends.

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

For the past fiscal year, as Alexandre explains, the fund's conservative posture was not rewarded by this troubled marketplace. Individual share class total return performance for the 12-month period follows.**

                  TOTAL           NET ASSET
                 RETURN          VALUE CHANGE

Class A Shares  (18.05%)   $7.81 to $6.40 = (18%)
Class B Shares  (18.63%)   $7.73 to $6.29 = (19%)
Class C Shares  (18.48%)   $7.74 to $6.31 = (18%)

Thank you for your continued patience during what has been a trying time for investors in the Asia Pacific region. Please be assured that the experienced professionals at Federated Global Investment Management Corp. remain thoroughly focused on the region on a day-to-day basis--and on making the prudent decisions that can ultimately reward your patience.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

 ** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (22.52%), (23.10%), and (19.29%), respectively.

INVESTMENT REVIEW

[Graphic]
Alexandre de Bethmann
Vice President
Federated Global
Investment
Management Corp.

[Graphic]

OBVIOUSLY, THE FUND'S FISCAL YEAR CONTINUED TO BE A DIFFICULT PERIOD
FOR THE ASIA PACIFIC REGION--ALTHOUGH THE MARKET AND THE FUND DID RECORD POSITIVE RETURNS DURING THE SECOND HALF OF THE PERIOD. WHAT IS YOUR REVIEW OF THE ASIA PACIFIC MARKET DURING THE 12-MONTH REPORTING PERIOD?

This past year will be remembered by the volatility in the financial markets. In the first quarter of 1998, the successful rollover of Korea's short-term debt led the markets in Korea, Thailand, Malaysia, and the Philippines to rebound strongly. Then economic contraction, corporate earnings disappointments, and the riots in Indonesia, caused another cachet of competitive devaluation and losses in the stock markets. In the third quarter of 1998, markets suffered a major blow following the Russian currency devaluation, before they recovered at the end of the reporting period.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED ASIA PACIFIC GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD ENDED

NOVEMBER 30, 1998?

For the fiscal year ended November 30, 1998, the total return for Class A Shares was (18.05%), based on net asset value.* The total returns for Class B and C Shares, based on net asset value, were (18.63%) and (18.48%), respectively.* Because of our ultra-conservative posture, the fund's returns were not consistent with the (6.53%) total return of the market as measured by the fund's benchmark, the Morgan Stanley Capital International Asia Pacific Index,** or with the (12.47%) average total return of 48 Pacific region funds tracked by Lipper Analytical Services, Inc.+

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (22.52%), (23.10%), and (19.29%), respectively.

 ** The Morgan Stanley Capital International Asia Pacific Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of 15 countries in the Pacific and Asian regions. Investments cannot be made in an index.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper returns do not reflect sales charges.

[Graphic]

WHY DID THE FUND'S CONSERVATIVE POSTURE AFFECT ITS PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

As we discussed in the fund's semi-annual report, Federated Asia Pacific Growth Fund was structured to, as much as possible, reduce risk by avoiding the highest risk areas and focusing on higher quality stocks that were better positioned to weather difficult times. Unfortunately, during the reporting period, the market did not reward our ultra-conservative posture.

We stayed with our conservative, long-term approach. For example, we stayed away from the high-risk banks and real estate stocks in Korea and Indonesia, as some of these companies are technically bankrupt. However, amid market enthusiasm during the fourth quarter, these stocks staged a strong rally in recent months, to the extent of being excessive in our opinion. Though our stance hurt the fund's performance, we felt it was not right to put our shareholders' capital at risk.

[Graphic]

IN THIS DIFFICULT MARKET, WHAT IS YOUR CURRENT STRATEGY?

Overall, our strategy will continue to be conservative. Our focus will be on oversold, large-cap industrial stocks that are better positioned to weather rough times. The volatile nature of the markets has created opportunities to buy these blue-chip stocks at bargain prices. Our theme of investments focuses on globally competitive companies that are beneficiaries of currency devaluation.

Finally, through rigorous balance sheet analysis, we will continue to identify and avoid companies in weak financial positions. Current stockholders of these companies face the threat of dilution because these companies will have to issue equity to recapitalize their balance sheets.

[Graphic]

CAN YOU GIVE US A FEW EXAMPLES OF HOLDINGS THAT TYPIFY YOUR FOCUS ON STRONG EXPORTERS AND UNDERVALUED BLUE-CHIP COMPANIES?

One of our purchases was NATSTEEL ELECTRONICS LTD. (1.26% of net assets) which is listed on the Singapore stock exchange. It is one of the largest electronics contract manufacturers in the world, with manufacturing bases in Asia and other emerging countries and exports to developed economies. Natsteel is a beneficiary of the currency devaluation in Asia.

Another purchase was DEVELOPMENT BANK OF SINGAPORE, LTD. (DBS) (1.09% of net assets). It is one of the largest banks in Singapore with large reserves to cushion the economic downturn. It is definitely a survivor of the economic crisis and has gained market share during the crisis. DBS was bought at a significant discount to book value. Both stocks have done very well for the fund.

[Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE FUND'S PORTFOLIO AS OF
NOVEMBER 30, 1998, AND WHAT WERE THE FUND'S TOP 10 HOLDINGS?

                                PERCENTAGE OF

COUNTRY                           NET ASSETS
Japan (developed)                    64.3%
Hong Kong (developed)                 9.3%
Singapore (developed)                 8.0%
Australia (developed)                 6.1%
Korea, Republic of (emerging)         3.3%
India (emerging)                      3.2%
Thailand (emerging)                   2.5%
Indonesia (emerging)                  2.0%
New Zealand (developed)               1.0%
Philippines (emerging)                0.4%

                               PERCENTAGE OF

NAME                  COUNTRY    NET ASSETS          INDUSTRY
Toshiba Corp.          Japan        4.29%    Electrical & Electronics
Kao Corp.              Japan        3.75%    Health & Personal Care
Takefuji Corp.         Japan        3.19%    Financial Services
Konami Co.             Japan        3.09%    Business & Public Services
Orix Corp.             Japan        2.95%    Financial Services
Honda Motor Co. Ltd.   Japan        2.91%    Automobile
Olympus Optical Co.    Japan        2.86%    Electronic Components, Instruments
INES Corp.             Japan        2.74%    Data Processing & Reproduction
Nidec Corp.            Japan        2.61%    Data Processing & Reproduction
Terumo Corp.           Japan        2.60%    Health & Personal Care
  TOTAL                            30.99%

[Graphic]

ARE EVENTS UNFOLDING THAT MAY POINT TO SOME SIGNS OF ECONOMIC PROGRESS-- IF NOT A RECOVERY--IN ASIA?

Yes. We have seen many unfolding events that point in the direction of economic recovery. Interest rates have lowered by 500% or more, in many Asian countries. As a result of the lower interest rates in the U.S., currencies in Asia have strengthened, lowering the debt burden of countries and corporations. Current account balances are improving in most Asian countries, and corporate restructuring is taking place across the board. Though recession will continue into next year, in the long run, the Asian economies are on their way to recovery.

[Graphic]

THE PAST YEAR HAS SERIOUSLY TESTED THE RESOLVE OF INVESTORS IN THE ASIA PACIFIC REGION. OBVIOUSLY THIS REGION--AND FEDERATED ASIA PACIFIC
GROWTH FUND--IS A LONG-TERM INVESTMENT. AS A PORTFOLIO MANAGER WHO IS SO INTIMATELY INVOLVED WITH THIS REGION, WHAT ARE YOUR THOUGHTS ON HOW CURRENT INVESTORS SHOULD PERCEIVE THE CURRENT SITUATION AND FUTURE PROSPECTS?

Investors' general perception of Asia is bleak. But the best time to invest is when perception is bleak. If you invest when everything is rosy, you run the risk of investing at the peak of the markets. Examples are Hong Kong in 1993, Latin America in 1994, and Russia in 1998. The markets were hot and everyone was advised to invest in them. But that was precisely the time when the market peaked. If you had been a contrarian, you would have been rewarded handsomely.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]

FEDERATED EMERGING MARKETS FUND

[Graphic]

FEDERATED EUROPEAN GROWTH FUND

[Graphic]

FEDERATED GLOBAL EQUITY INCOME FUND

[Graphic]

FEDERATED GLOBAL FINANCIAL SERVICES FUND

[Graphic]

FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]

FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]

FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU

INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED ASIA PACIFIC GROWTH FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Asia Pacific Growth Fund (Class A
Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital
International Asia Pacific Index (MSCI-AP).+

[Graphic representation omitted.  See Appendix A1.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has not been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The MSCI-AP is a market value-weighted average of the performance of securities listed on the stock exchanges of 15 countries in the Pacific and Asian regions. The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Asia Pacific Growth Fund (Class B Shares)
(the "Fund") from February 28, 1996 (start of performance) to
November 30, 1998, compared to the Morgan Stanley Capital

International Asia Pacific Index (MSCI-AP).+

[Graphic representation omitted. See Appendix A2.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has not been adjusted to reflect reinvestment of dividends on securities in the index.

 **  Total return quoted reflects all applicable sales charges.

 + The MSCI-AP is a market value-weighted average of the performance of securities listed on the stock exchanges of 15 countries in the Pacific and Asian regions. The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS
C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Asia Pacific Growth Fund (Class C Shares)
(the "Fund") from February 28, 1996 (start of performance) to
November 30, 1998, compared to the Morgan Stanley Capital

International Asia Pacific Index (MSCI-AP).+

[Graphic representation omitted. See Appendix A3.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-AP is a market value-weighted average of the performance of securities listed on the stock exchanges of 15 countries in the Pacific and Asian regions. The MSCI-AP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED ASIA PACIFIC GROWTH FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


                                                                                         VALUE
                                                                                        IN U.S.

SHARES                                                                                  DOLLARS

COMMON STOCKS--100.1%

                 APPLIANCES & HOUSEHOLD DURABLES--4.2%

      37,000     Fisher & Paykel                                                    $    115,876
      10,000     Kyushu Matsushita Electric                                              108,036
       2,100     Samsung Electronics Co.                                                 112,247
      29,000     VTech Holdings Ltd.                                                     125,468
                   Total                                                                 461,627
                 AUTOMOBILE--2.9%

       9,000     Honda Motor Co. Ltd.                                                    322,890
                 BANKING--8.1%
      17,000     Australia & New Zealand Banking Group Ltd., Melbourne                   112,267
      72,800     Bangkok Bank Public Co., Ltd.                                           133,097
      16,000     Development Bank of Singapore, Ltd.                                     121,249
     500,000     FPB Bank Holding Co. Ltd.                                               122,046
      62,000     HDFC Bank Ltd.                                                           74,697
      79,200     ICICI Ltd.                                                               79,516
      33,000     Overseas Union Bank Ltd.                                                133,040
      18,000     Westpac Banking Corp. Ltd., Sydney                                      120,115
                   Total                                                                 896,027

                 BEVERAGE & TOBACCO--2.5%

      66,000     Beijing Enterprises                                                     101,007
      17,000     Kirin Brewery Co., Ltd.                                                 176,347
                   Total                                                                 277,354

                 BROADCASTING & PUBLISHING--1.1%

      11,000     Singapore Press Holdings Ltd.                                           116,702
                 BUSINESS & PUBLIC SERVICES--5.4%
       5,700     Brambles Industries Ltd.                                                139,704
       2,100     Infosys Technologies Ltd.                                               115,160
      12,400     Konami Co.                                                              343,214
                   Total                                                                 598,078

                                                                                         VALUE
                                                                                        IN U.S.

SHARES                                                                                  DOLLARS

COMMON STOCKS--CONTINUED

                 CONSTRUCTION & HOUSING--1.7%

      18,000     Daiwa House Industry Co. Ltd.                                      $    190,666
                 DATA PROCESSING & REPRODUCTION--8.8%
      16,000     Fujitsu Ltd.                                                            184,675
      35,000     INES Corp.                                                              303,977
       8,600     Meitec Corp.                                                            202,435
       2,600     Nidec Corp.                                                             290,179
                   Total                                                                 981,266

                 ELECTRICAL & ELECTRONICS--6.3%

       5,000     Matsushita Communication                                                217,938
      85,000     Toshiba Corp.                                                           476,055
                   Total                                                                 693,993
                 ELECTRONIC COMPONENTS, INSTRUMENTS--8.9%

       7,700  (a)Creative Technology Ltd.                                                141,443
     245,000     Flextech Holdings Ltd.                                                  118,081
       7,000     Murata Manufacturing Co. Ltd.                                           273,864
      65,000     Natsteel Electronics Ltd.                                               140,285
      29,000     Olympus Optical Co.                                                     317,305
                   Total                                                                 990,978

                 FINANCIAL SERVICES--11.1%

     220,000     G.K. Goh Holdings Ltd.                                                  121,370
      22,000     Kokusai Securities Co. Ltd.                                             185,536
      25,000     Nomura Securities Co. Ltd.                                              242,898
       4,600     Orix Corp.                                                              328,198
       5,200     Takefuji Corp.                                                          354,545
                   Total                                                               1,232,547


                                                                                         VALUE
                                                                                        IN U.S.

SHARES                                                                                  DOLLARS

                 FOOD & HOUSEHOLD PRODUCTS--4.8%

     455,000     PT Indofood Sukses Makmur                                          $    225,202
      35,000     Thai Union Frozen Products Public Co.                                   142,521
      14,000     Yamazaki Baking Co.                                                     168,409
                   Total                                                                 536,132
                 HEALTH & PERSONAL CARE--11.1%

      17,000     Banyu Pharmaceutical Co.                                                275,560
      30,000     Chugai Pharmaceutical Co.                                               255,925
      22,000     Kao Corp.                                                               416,071
      13,000     Terumo Corp.                                                            288,596
                   Total                                                               1,236,152

                 INDUSTRIAL COMPONENTS--2.0%

      13,000     Hosiden Corp.                                                           225,284
                 INSURANCE--3.5%
      28,375     QBE Insurance Group                                                     122,310
      45,000     Sumitomo Marine & Fire                                                  268,466
                   Total                                                                 390,776

                 MACHINERY & ENGINEERING--1.2%

      20,000     Hanjin Heavy Industries                                                 128,732
                 MERCHANDISING--2.5%
      10,000     Uny Co.                                                                 167,208
      30,000     Woolworth's Ltd.                                                        105,563
                   Total                                                                 272,771

                 MULTI-INDUSTRY--0.4%

     292,000  (a)Benpres Holdings Corp.                                                   42,985
                 REAL ESTATE--3.2%

      68,000     China Resources Enterprises Ltd.                                         99,677
      30,000     Henderson Land Development Co. Ltd.                                     153,429
      15,000     Sun Hung Kai Properties                                                 107,516
                   Total                                                                 360,622


SHARES OR                                                                                 VALUE
PRINCIPAL                                                                                IN U.S.
AMOUNT                                                                                  DOLLARS

                RECREATION, OTHER CONSUMER GOODS--1.6%

      4,000     Sony Music Entertainment, Inc.                                      $    175,974
                TELECOMMUNICATIONS--4.0%
     40,440  (a)Cable & Wireless Optus Ltd.                                               75,723
     65,100  (a)China Telecommunications                                                 129,897
     21,300     Mahanagar Telephone Nigam Ltd.                                            87,916
          4  (a)NTT Mobile Communication Network, Inc.                                   152,597
                  Total                                                                  446,133
                TRANSPORTATION - SHIPPING--0.8%

    202,000     Cosco Pacific Ltd.                                                        91,308
                UTILITIES - ELECTRICAL & GAS--4.0%
     14,000     Cheung Kong                                                              100,801
      5,300     Seoul City Gas Co. Ltd.                                                  125,482
      9,600     Tokyo Electric Power Co.                                                 218,963
                  Total                                                                  445,246
                  TOTAL COMMON STOCKS (IDENTIFIED COST $9,753,964)                    11,114,243
(B)REPURCHASE AGREEMENT--1.4%

$   155,000     Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/1998,
                due 12/1/1998 (AT AMORTIZED COST)                                        155,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $9,908,964)(C)                $ 11,269,243


  (a)  Non-income producing security.

  (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (c) The cost of investments for federal tax purposes amounts to $10,029,098. The net unrealized appreciation of investments on a federal tax basis amounts to $1,240,145 which is comprised of $1,425,257 appreciation and $185,112 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($11,107,463) at November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998


ASSETS:
Total investments in securities, at value (identified cost
$9,908,964 and tax cost $10,029,098)                                        $ 11,269,243
Cash                                                                                 763
Income receivable                                                                 39,865
Receivable for investments sold                                                  503,269
Receivable for shares sold                                                         9,127
Net receivable for foreign currency exchange contracts                             2,559
Deferred organizational costs                                                     27,156
Total assets                                                                  11,851,982
LIABILITIES:

Payable for investments purchased                               $ 508,141
Payable for shares redeemed                                       191,906
Payable for taxes withheld                                         12,560
Accrued expenses                                                   31,912
Total liabilities                                                                744,519
NET ASSETS for 1,747,267 shares outstanding                                 $ 11,107,463
NET ASSETS CONSIST OF:
Paid in capital                                                             $ 16,589,852
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                  1,362,823
Accumulated net realized loss on investments and foreign
currency transactions                                                         (6,732,243)
Accumulated net operating loss                                                  (112,969)
Total net assets                                                            $ 11,107,463
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($6,344,823 / 990,904 shares
outstanding)                                                                       $6.40
Offering Price Per Share (100/94.50 of $6.40)*                                     $6.77
Redemption Proceeds Per Share                                                      $6.40
CLASS B SHARES:
Net Asset Value Per Share ($4,154,290 / 660,013 shares
outstanding)                                                                       $6.29
Offering Price Per Share                                                           $6.29
Redemption Proceeds Per Share (94.50/100 of $6.29)*                                $5.94
CLASS C SHARES:
Net Asset Value Per Share ($608,350 / 96,350 shares
outstanding)                                                                       $6.31
Offering Price Per Share                                                           $6.31
Redemption Proceeds Per Share (99.00/100 of $6.31)*                                $6.25


 *  See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $11,192)                                       $    123,645
Interest                                                                                         40,204
Total income                                                                                    163,849
EXPENSES:

Investment advisory fee                                                     $  122,689
Administrative personnel and services fee                                      185,000
Custodian fees                                                                  36,595
Transfer and dividend disbursing agent fees and expenses                        75,186
Directors' fees                                                                  1,174
Auditing fees                                                                   21,692
Legal fees                                                                       2,370
Portfolio accounting fees                                                       81,982
Distribution services fee--Class B Shares                                        27,590
Distribution services fee--Class C Shares                                         3,981
Shareholder services fee--Class A Shares                                         17,360
Shareholder services fee--Class B Shares                                          9,197
Shareholder services fee--Class C Shares                                          1,327
Share registration costs                                                        27,828
Printing and postage                                                            25,613
Insurance premiums                                                               3,500
Taxes                                                                            1,050
Miscellaneous                                                                   15,624
Total expenses                                                                 659,758
Waivers and reimbursements--
Waiver of investment advisory fee                              $  (122,689)
Reimbursement of other operating expenses                         (298,667)
Total waivers and reimbursements                                              (421,356)
Net expenses                                                                                    238,402
Net operating loss                                                                              (74,553)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments and foreign currency
transactions (net of foreign taxes withheld of $8,587)                                       (5,092,522)
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                                     2,916,524
Net realized and unrealized loss on investments and
foreign currency transactions                                                                (2,175,998)
Change in net assets resulting from operations                                            $  (2,250,551)


(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                    YEAR ENDED

                                                                                   NOVEMBER 30,

                                                                              1998                     1997
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net operating loss                                                       $      (74,553)        $      (76,161)
Net realized loss on investments and foreign currency
transactions ($(4,986,850) and $(1,738,228), respectively,
as computed for federal tax purposes)                                        (5,092,522)            (1,806,239)
Net change in unrealized appreciation/(depreciation) of
investments and translation of assets and liabilities in

foreign currency                                                              2,916,524             (1,681,791)
Change in net assets resulting from operations                               (2,250,551)            (3,564,191)
SHARE TRANSACTIONS--

Proceeds from sale of shares                                                 21,406,107             21,112,630
Cost of shares redeemed                                                     (19,462,204)           (13,396,404)
Change in net assets resulting from share transactions                        1,943,903              7,716,226
Change in net assets                                                           (306,648)             4,152,035
NET ASSETS:

Beginning of period                                                          11,414,111              7,262,076
End of period                                                            $   11,107,463         $   11,414,111


(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                           YEAR ENDED NOVEMBER 30,
                                                                  1998                1997                1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                             $ 7.81              $10.25               $10.00

INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                                (0.05)              (0.03)                0.00
Net realized and unrealized gain/(loss) on investments and
foreign currency transactions                                     (1.36)              (2.41)                0.25
Total from investment operations                                  (1.41)              (2.44)                0.25
NET ASSET VALUE, END OF PERIOD                                   $ 6.40              $ 7.81               $10.25
TOTAL RETURN(B)                                                  (18.05%)            (23.80%)              2.50%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                           1.85%               1.85%                1.85%*
Net operating loss                                                (0.35%)             (0.53%)                --
Expense waiver/reimbursement(c)                                    3.78%               4.77%                7.02%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $6,345              $7,297               $4,593
Portfolio turnover                                                  347%                193%                  99%


 *  Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          YEAR ENDED NOVEMBER 30,
                                                                     1998        1997          1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 7.73       $10.19         $10.00

INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                                  (0.07)       (0.08)         (0.03)
Net realized and unrealized gain/(loss) on investments and
foreign currency transactions                                       (1.37)       (2.38)          0.22
Total from investment operations                                    (1.44)       (2.46)          0.19
NET ASSET VALUE, END OF PERIOD                                     $ 6.29       $ 7.73         $10.19
TOTAL RETURN(B)                                                    (18.63%)     (24.14%)         1.90%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                             2.60%        2.60%          2.60%*
Net operating loss                                                  (1.10%)      (1.25%)        (0.86%)*
Expense waiver/reimbursement(c)                                      3.78%        4.77%          7.02%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $4,154       $3,606         $2,273
Portfolio turnover                                                    347%         193%            99%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       YEAR ENDED NOVEMBER 30,
                                                                    1998        1997           1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 7.74      $10.20         $10.00

INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                                  (0.08)      (0.12)         (0.05)
Net realized and unrealized gain/(loss) on investments and
foreign currency transactions                                       (1.35)      (2.34)          0.25
Total from investment operations                                    (1.43)      (2.46)          0.20
NET ASSET VALUE, END OF PERIOD                                     $ 6.31      $ 7.74         $10.20
TOTAL RETURN(B)                                                    (18.48%)    (24.12%)         2.00%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                             2.60%       2.60%          2.60% *
Net operating loss                                                  (1.10%)     (1.22%)        (0.90%)*
Expense waiver/reimbursement(c)                                      3.78%       4.77%          7.02% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $608        $511           $397
Portfolio turnover                                                    347%        193%            99%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                 INCREASE/(DECREASE)

                                     ACCUMULATED DISTRIBUTIONS
                   ACCUMULATED NET         IN EXCESS OF

PAID-IN CAPITAL     REALIZED LOSS      NET INVESTMENT INCOME
  $(72,744)            $102,866             $(30,122)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $6,725,078, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
     2005            $1,738,228
     2006             4,986,850

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1998, the Fund had outstanding foreign currency commitments as set forth below:


                                                                               UNREALIZED

                           CONTRACTS TO            IN EXCHANGE    CONTRACTS   APPRECIATION

SETTLEMENT DATE           DELIVER/RECEIVE               FOR        AT VALUE  (DEPRECIATION)

Contract Purchased:

12/2/98               793,675 Singapore Dollar       $481,891     $481,161     $  (730)
Contract Sold:
12/1/98              62,002,727 Japanese Yen         $506,558     $503,269     $ 3,289
   Net Unrealized Appreciation on Foreign Exchange Contracts                   $ 2,559

FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                          NUMBER OF SHARES
                             OF PAR VALUE

CLASS NAME             CAPITAL STOCK AUTHORIZED
Class A Shares              100,000,000
Class B Shares              100,000,000
Class C Shares               50,000,000

  TOTAL                     250,000,000

Transactions in capital stock were as follows:


                                                                                YEAR ENDED NOVEMBER 30,
                                                                     1998                                 1997

CLASS A SHARES                                           SHARES                AMOUNT        SHARES                AMOUNT
Shares sold                                            1,537,695          $  9,480,938     1,402,382          $ 13,816,205
Shares redeemed                                       (1,481,346)           (8,972,254)     (915,907)           (8,814,153)
Net change resulting from Class A Share transactions      56,349          $    508,684       486,475          $  5,002,052


                                                                              YEAR ENDED NOVEMBER 30,
                                                                   1998                                 1997

CLASS B SHARES                                           SHARES               AMOUNT         SHARES                AMOUNT
Shares sold                                            1,179,297          $  7,632,317       543,977          $  5,461,674
Shares redeemed                                         (985,742)           (6,370,208)     (300,440)           (3,019,014)
Net change resulting from Class B Share transactions     193,555          $  1,262,109       243,537          $  2,442,660


                                                                              YEAR ENDED NOVEMBER 30,
                                                                   1998                                 1997

CLASS C SHARES                                           SHARES              AMOUNT          SHARES               AMOUNT
Shares sold                                              681,864          $  4,292,852       181,031          $  1,834,751
Shares redeemed                                         (651,541)           (4,119,742)     (153,942)           (1,563,237)
Net change resulting from Class C Share transactions      30,323          $    173,110        27,089          $    271,514
Net change resulting from share transactions             280,227          $  1,943,903       757,101          $  7,716,226


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                              PERCENTAGE OF AVERAGE

SHARE CLASS NAME           DAILY NET ASSETS OF CLASS
Class A Shares                         0.25%
Class B Shares                         0.75%
Class C Shares                         0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 1998, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $12,515 pursuant to this agreement.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES   $38,125,466
SALES       $35,922,837

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries for the Fund was as follows:

                          PERCENTAGE OF

COUNTRY                     NET ASSETS
Australia                      6.1%
Hong Kong                      9.3%
India                          3.2%
Indonesia                      2.0%
Japan                         64.3%
Korea, Republic of             3.3%
New Zealand                    1.0%
Philippines                    0.4%
Singapore                      8.0%
Thailand                       2.5%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8.SUBSEQUENT EVENT

On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Asia Pacific Growth Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors Tower
 1001 Liberty Avenue

 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487507
Cusip 981487606
Cusip 981487705
G01934-01 (1/99)

[Graphic]

[Graphic]
Federated Investors

Federated Emerging Markets Fund

3rd Annual Report

November 30, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

[Graphic]
Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and this is its third Annual Report. The fund provides access to equity investments in 20-30 emerging markets. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interesting, in-depth interview with the fund's portfolio manager, Jolanta Wysocka, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following her discussion of emerging market economic and market conditions, and the fund's investment strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

I urge all shareholders to read Jolanta's evaluation of the emerging markets' investment environment. Jolanta has over 12 years of experience investing money around the world. She has a stated investment philosophy and has kept to her disciplines during 1998, a most difficult year for the emerging markets. In 1998, there was no safe haven and no place to hide from the severe volatility. I believe you will find her comments informative.

However, as Jolanta notes, the current environment presents many investment opportunities. Securities in many emerging market industries such as banking, insurance and utilities are priced well below bargain pricing. This report will give you an insight into market opportunities and the markets in which we have invested for the long term.

Federated Emerging Markets Fund is a relatively new fund that was introduced in 1996, shortly before a period of severe volatility. History has shown that with international investing, there will inevitably be periods of volatility. The key to long-term success is investing through up and down markets. On average-and this is shown through the historical performance of many financial markets-the rising price periods significantly outweigh the declining price periods.

The fund offers shareholders significant long-term investment opportunities from a select portfolio of many large- and small-company stocks issued by international companies.* These companies are found in Africa, Latin America, most of Asia and parts of Europe. As of November 30, 1998, the fund's $44 million in assets were diversified across more than 190 holdings representing 26 countries, with the average individual holding representing just 0.50% of the fund's total assets. Individual share class total return performance for the 12-month period follows.**

                  TOTAL RETURN     NET ASSET VALUE CHANGE
Class A Shares       (28.02%)      $11.64 to $8.40 = (28%)
Class B Shares       (28.56%)      $11.50 to $8.23 = (28%)
Class C Shares       (28.62%)      $11.50 to $8.23 = (28%)

Thank you for your continued patience during what has been a trying time for investors in the emerging markets. Please be assured that the experienced professionals at Federated Global Investment Management Corp. remain thoroughly focused on the fund's holdings on a day-to-day basis-and on making the prudent decisions that can ultimately reward your patience.

I do not know of any way to predict the future of the emerging markets' stocks, however, I do believe that there are value and investment opportunities. If you could, I would recommend that you add to your account.+

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price
(i.e., less any applicable sales charge), for Class A, B, and C Shares were (31.98%), (32.49%), and (29.33%), respectively.
+ Systematic investing does not ensure a profit against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Jolanta Wysocka
Vice President

Federated Global Investment Management Corp.

[Graphic]

THE EARLY MONTHS OF 1998 SHOWED A FAVORABLE ENVIRONMENT FOR EMERGING MARKETS. THEN, THESE FAVORABLE CONDITIONS SWIFTLY DETERIORATED. CAN

YOU TELL US WHY?

1998 will be remembered as one of the most challenging years for the global financial markets in recent memory. Emerging markets, once the darlings of investors, became both the cause and the casualty of the turmoil. After sharp declines in 1997, the year started on a positive note as markets recovered from deeply oversold levels. At the beginning of 1998, investors cautiously returned to Asia, encouraged by the implementation of the International Monetary Fund ("IMF") sponsored reforms in Korea and Thailand. Confidence picked up and money returned to Latin America, which, until July, received record inflows of capital. Those inflows allowed for a marginal expansion of economic activity in Mexico and Argentina. Equity markets continued to rally as investors ignored the reality and consequences of deep recession on Asia, and the severe fiscal and balance of a payment crisis developing in Russia.

The fragile emerging market recovery was abruptly extinguished during the third quarter of 1998. The weakness of the Japanese Yen ignited concerns over the stability of the Hong Kong dollar and Chinese Renmimbi. Emerging Asian stock markets sold off sharply on renewed concerns over regional currency stability, with the downside moves amplified by low liquidity and growing risk aversion. Emerging market equities were sold off, and the money fled to the safest harbor-in many cases, U.S. Treasuries.

Despite the IMF's efforts, that were moderate at best, the Russian financial markets collapsed. Russia simply repudiated its debt obligations, i.e., the Russian government contracted with leading international underwriters to sell their bonds, and then refused to pay the interest as agreed upon. This repudiation triggered a run on the Brazilian Real and further deepened the Asian crisis. The contagion affected all markets, leading to an unprecedented degree of risk aversion and credit tightening. Credit spreads widened to record levels, and counterparty risk concerns, combined with massive capital outflows, brought the international financial system to the brink of implosion.

During the fourth quarter of 1998, aggressive and coordinated easings of monetary policy were implemented to alleviate the risk of a global credit crunch.

[Graphic]

BEFORE WE TALK ABOUT FUND SHARE PERFORMANCE, I.E., SHARE VALUE
DECLINE, CAN YOU PLEASE TELL US ABOUT THE EMERGING MARKET UNIVERSE?

Emerging market funds have been available to investors for over 10 years, and currently there are many mutual funds and, of course, hundreds of private accounts. The emerging market funds' assets currently total over $10 billion.* 1998 was a difficult market environment and all funds and separate accounts suffered losses during that year.

Federated Emerging Markets Fund's returns were consistent with the (25.32%) average total return of the 152 emerging market mutual funds tracked by Lipper Analytical Services, Inc.** For the current fiscal year, the fund's performance reflected the negative emerging market environment, as represented by the International Finance Corporation Investable Composite Index+ return of (19.84%). For the fiscal year ended November 30, 1998, the fund's total returns, based on net asset value, for Class A, B, and C Shares were (28.02%), (28.56%), and (28.62%), respectively.++

* Source: Lipper Analytical Services, Inc.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc.
as falling into the category indicated. Lipper returns do not take sales charges into account.
+ The International Finance Corporation Investable Composite Index/Price Only is an investable, unmanaged market capitalization-weighted, price-only index of over 1,000 securities in 26 emerging market countries. Investments cannot be made in an index.
++ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (31.98%), (32.49%), and (29.33%), respectively.

[Graphic]

IN 1998, OUR BROADLY DIVERSIFIED PORTFOLIO MADE STOCK INVESTMENTS IN 26 COUNTRIES. DIVERSIFICATION HELPED, BUT DID NOT TOTALLY PROTECT THE DECLINE IN SHARE VALUE. WHAT COUNTRIES AND HOLDINGS EXERTED THE GREATEST INFLUENCE ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING
PERIOD?

I would like all shareholders to understand that the key to the fund's performance, more than any singular country or investment, has been our contrarian philosophy and process. In this process, rather than following the crowd and running the risk of investing at peak prices, we focus on holdings that are attractively priced. This helped reduce the volatility inherent in emerging markets.

The focus on asset allocation and broad diversification also cannot be overstressed. 1998 has been a year characterized by unusually high volatility and low liquidity. In such an environment, where economic reality was often shaped by capital flows, i.e., investor sentiment, the foundation for conventional financial analysis became unstable. Risk forecasting as opposed to return forecasting became the key to generating performance in 1998.

With regard to the specific markets, Greece and Korea contributed positively to the fund's performance in 1998. Relative underweighted positions in the Latin American and Asian markets served to cushion volatility. The African and Middle Eastern markets proved to be somewhat of a safe haven during the crisis, and the fund's relatively high allocation to that region served to minimize volatility as well.

Following our contrarian philosophy, let's look at the fund's underweighted position in Malaysia. Our maximum allocation to Malaysia during the third quarter of 1998 was 1.60%, and a zero allocation has been maintained since August 12, 1998. This compared with an International Finance Corporation Investable Composite Index weighting in Malaysia of nearly 5.00%. Our assessment of country risk caused us to liquidate all Malaysian holdings prior to the September 1, 1998 implementation of foreign exchange controls, which we view as a desperate measure designed to stabilize the country's currency. After that date, the Malaysian market rallied 38.3% in U.S. dollar terms, positively affecting the Index's performance. However, emerging market investors in Malaysia cannot realize these gains because the new controls effectively freeze capital movement out of the country. Therefore, we believe it is in our investors' best long-term interest not to participate in this market at the present time.

[Graphic]

WHAT WERE THE FUND'S COUNTRY ALLOCATIONS AS OF NOVEMBER 30, 1998?

The portfolio was well diversified across the following 26 countries:

                        PERCENTAGE                       PERCENTAGE
                          OF NET                           OF NET

COUNTRY                   ASSET      COUNTRY               ASSETS
Brazil                     9.5%      Kenya                  3.8%
Turkey                     9.0%      Lebanon                3.2%
Egypt                      8.3%      Mauritius              3.2%
Korea, Republic of         7.1%      Peru                   2.8%
Greece                     6.8%      Hungary                2.6%
Mexico                     6.8%      South Africa           1.7%
Ghana                      6.7%      Chile                  1.3%
Argentina                  5.6%      Russia                 1.0%
India                      5.5%      Zimbabwe               0.4%
Poland                     5.0%      Malawi                 0.3%
China                      4.8%      Pakistan               0.3%
Thailand                   4.3%      Ivory Coast            0.2%
Philippines                4.0%      Czech Republic         0.1%

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF NOVEMBER 30, 1998?

                               PERCENTAGE

                                 OF NET

NAME                COUNTRY      ASSETS      INDUSTRY

Social Security

Bank Ltd.            Ghana        4.94%      Banking
SK Telecom Co.,
Ltd., ADR            Korea        1.84%      Telecommunications

Banque Audi,

Class B, GDR         Lebanon      1.79%      Banking
Telecom
Argentina
SA, ADR              Argentina    1.74%      Telecommunications
Petroleo
Brasileiro SA,

Preference           Brazil       1.59%      Energy Sources
Egypt Gas            Egypt        1.53%      Utilities -
                                              Electrical & Gas

Telefonica
de Argentina

SA, ADR              Argentina    1.44%      Telecommunications
Solidere, GDR        Lebanon      1.42%      Real Estate
Hyundai Heavy
Industries Co.       Korea        1.41%      Machinery &
Engineering
Sabanci Holding      Turkey       1.40%      Multi-Industry
TOTAL                            19.10%

[Graphic]

AS WE REACH THE END OF A VOLATILE 1998, WHAT ARE YOUR EXPECTATIONS FOR 1999, AND WHERE DO YOU SEE OPPORTUNITIES?

Select Asian markets may continue to benefit from strengthening currencies and lower interest rates. Investors must not overlook the fact, however, that debt and corporate restructuring remains a primary concern across much of the region. Investors in Latin America will continue to wait for positive signs in Brazil. With the IMF aid package agreement secured, attention will focus on budget issues. Similarly, in Mexico, investors will await positive developments on the banking sector bailout package. The Eastern European/Middle Eastern/
African markets continue to provide excellent opportunities for the long term, and eventual entrance into the European Monetary Union for many of these countries, such as Greece, may provide additional impetus for performance. In Turkey, investors will anticipate positive political news ahead of the country's national elections in April.

For the long term, we continue to remain positive on the emerging market class as a whole, with specific strengths coming from Eastern Europe and Africa. For the short term, we expect more volatility with the possibility of further declines in a number of markets. As contrarians, we will take advantage of the volatility to position the fund into attractively priced assets.

FEDERATED EMERGING MARKETS FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Emerging Markets Fund (Class A Shares) (the
"Fund") from February 28, 1996 (start of performance) to November
30, 1998, compared to the International Finance Corporation

Investable Composite Index (IFCIC).+

[Graphic representation omitted.  Please see Appendix A4.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index.
** Total return quoted reflects all applicable sales charges.
+ The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Emerging Markets Fund (Class B Shares) (the
"Fund") from February 28, 1996 (start of performance) to November
30, 1998, compared to the International Finance Corporation

Investable Composite Index (IFCIC).+

[Graphic representation omitted.  Please see Appendix A5.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index. ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
+ The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998, compared to the International Finance Corporation Investable Composite

Index (IFCIC).+

[Graphic representation omitted.  Please see Appendix A6.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCIC has been adjusted to reflect reinvestment of dividends on securities in the index.
** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
+ The IFCIC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-98.0%

                 APPLIANCES & HOUSEHOLD DURABLES-3.8%

    440,000      Guangdong Kelon Elec Holding, Class H                                $    383,572
     32,000      L.G. Electronics, Inc.                                                    317,175
    840,000      Protea Furnishers Ltd.                                                    346,757
      8,600      Samsung Electronics Co.                                                   459,679
          2  (a) (b)Samsung Electronics Co., GDR                                                65
  2,067,000      Vestel Elektronik Sanayi Ve Ticaret AS                                    200,739
                 Total                                                                   1,707,987

                 BANKING-18.7%

 18,340,000      Akbank T.A.S.                                                             374,335
      2,700      Alpha Credit Bank                                                         256,041
      8,800      Banco Frances del Rio de la Plata SA, ADR                                 212,850
      3,800      Banco Santiago, ADR                                                        57,950
      4,440      Bank Slaski SA                                                            206,526
    630,000      Bank of Ayudhya Ltd.                                                      200,693
     60,000      Bank of Baroda                                                             71,019
     30,500  (a) (b)Banque Audi, Class B, GDR                                              800,625
    243,200      Big Bank Gdanski SA                                                       258,371
 17,500,000      Demirbank T.A.S.                                                          108,021
     74,900      Grupo Financiero Banamex Accivel, Class B                                  88,479
      1,767      Grupo Financiero Banamex Accivel, Class L                                   1,981
  1,100,000      Grupo Financiero Bancomer, SA de CV, Class B                              198,218
        390      Grupo Financiero Inbursa, SA de CV                                            726
     98,000      HDFC Bank Ltd.                                                            118,070
    183,800      ICICI Ltd.                                                                184,534
    674,000      Industrial Finance Corp. of Thailand                                      294,058
        243      Kookmin Bank                                                                1,141
        300      Korea Exchange Bank                                                           975
     51,000      Kredyt Bank PBI SA                                                        161,080
     62,800  (a) Mauritius Commercial Bank                                                 271,116

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED
                 BANKING-CONTINUED

      3,300      National Bank of Greece                                             $     589,832
      6,000      National Societe Generale Bank                                            103,963
      4,500      OTP Bank RT                                                               192,439
  2,698,076  (a) Social Security Bank Ltd.                                               2,210,126
      2,900  (a) Societe Generale Banq en Cote Ivoire                                       76,611
    277,500      State Bank Mauritius                                                      199,294
 30,640,625      Turkiye Garanti Bankasi AS                                                625,401
     12,000  (a) Unibanco Uniao de Bancos Brasileiros SA, ADR                              250,500
 19,344,000      Yapi ve Kredi Bankasi AS                                                  235,622
                 Total                                                                   8,350,597
                 BEVERAGE & TOBACCO-5.1%

    105,000      Beijing Enterprises                                                       160,693
    368,752      Cervecer Backus & Johnston, Class T                                       154,606
      4,600      Compania Cervecerias Unidas SA, ADR                                        98,900
      5,800  (a) Eastern Co.                                                               121,810
      2,600      Embotelladora Andina SA, Class A, ADR                                      39,650
      1,400      Embotelladora Andina SA, Class B, ADR                                      19,775
     80,000      Fomento Economico Mexicano, SA de CV                                      187,406
     14,480  (a) Guiness Ghana Ltd.                                                          4,868
      6,000      Hellenic Bottling Co., SA                                                 160,157
     52,200  (a) Mauritius Breweries Ltd.                                                  196,922
      7,500      Nobleza Piccardo S.A.I.C. y F.                                             27,754
     11,800      Pan American Beverage, Class A                                            272,138
     11,800      Quilmes Industrial SA, ADR                                                111,363
    293,672      Sasini Tea & Coffee Ltd.                                                  314,387
     24,000      South African Breweries, Ltd.                                             405,990
                 Total                                                                   2,276,419

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 BROADCASTING & PUBLISHING-1.2%

      8,000      Grupo Televisa SA, GDR                                              $     203,500
 29,440,000  (a) Medya Holding                                                             123,571
     30,000  (a) TV Azteca SA de CV, ADR                                                   225,000
                 Total                                                                     552,071
                 BUILDING MATERIALS & COMPONENTS-1.2%

 16,950,000      Akcansa Cimento AS                                                        312,484
     75,000      Cemex SA, Class B                                                         219,241
                 Total                                                                     531,725
                 BUSINESS & PUBLIC SERVICES-3.3%

    765,334      Companhia de Saneamento Basico do Estado de Sao Paulo                      84,124
     19,150  (a) ComputerLand Poland SA                                                    225,990
    539,280  (a) Home Finance Co. Ltd.                                                     172,111
      6,600      Infosys Technologies Ltd.                                                 361,930
     27,400      Pentafour                                                                 313,060
     24,900      Satyam Computer Services                                                  307,157
                 Total                                                                   1,464,372

                 CHEMICALS-2.2%

      5,540      Egypt International Pharmaceuticals                                       284,787
      8,800      Egyptian Financial & Industrial                                           148,627
      4,700      Pannonplast RT                                                            129,789
    140,004      Polifarb-Cieszyn SA                                                       184,917
      6,300      Sociedad Quimica Y Minera De Chile, ADR                                   242,550
                 Total                                                                     990,670

                 CONGLOMERATE-0.4%

    340,000      Grupo Elektra                                                             178,356
                 CONSTRUCTION & HOUSING-4.2%
     68,571  (a) Arabian International Construction                                        455,395
     51,000  (a) Corporacion GEO, SA de CV, Class B                                        144,489
  8,901,000  (a) DMCI Holdings                                                             447,309
     26,000      Exbud SA                                                                  194,099
     13,399      Hydrobudowa Slaska                                                         86,563

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 CONSTRUCTION & HOUSING-CONTINUED

    148,700      Italian-Thai Development                                            $     298,636
     66,120      Proodeftiki SA                                                            153,271
    358,000      Sino Thai Engineering & Construction                                       81,318
                 Total                                                                   1,861,080
                 ELECTRICAL & ELECTRONICS-1.2%

     19,000      Bharat Heavy Electricals Ltd.                                             104,504
     26,700      DSQ Software Ltd.                                                         142,843
      5,600      Intracom SA                                                               287,159
                 Total                                                                     534,506
                 ELECTRONIC COMPONENTS, INSTRUMENTS-1.8%

     25,000      Aptech Ltd.                                                               219,146
      2,400      Dae Duck Electronics Co.                                                  192,616
  5,236,429  (a) ECONET Wireless Holdings                                                  126,858
      3,000      Samsung Display Devices                                                   109,069
     11,000      Software Solutions                                                        145,961
                 Total                                                                     793,650
                 ENERGY SOURCES-3.5%

     80,000      AO Tatneft, ADR                                                           200,000
     11,250      Lukoil Holding Co., ADR                                                   224,591
     15,000      MOL Magyar Olaj-es Gazipari RT                                            349,051
      5,600  (a) Pakistan State Oil                                                          8,721
      6,000  (a) Russia Petroleum                                                            6,300
  5,000,000  (a) Tupras Turkiye Petrol Rafinerileri AS                                     226,330
     18,600      YPF Sociedad Anonima, ADR                                                 548,700
                 Total                                                                   1,563,693

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED
                 FINANCIAL SERVICES-2.2%

  1,820,000      Alarko Holding                                                      $     251,646
     18,600  (a) (b)EFG-Hermes, GDR                                                        190,650
  2,295,000      Securities One                                                            565,803
                 Total                                                                   1,008,099
                 FOOD & HOUSEHOLD PRODUCTS-3.4%

     13,333      Chipita International                                                     401,086
        100      Egyptian Starch & Gl                                                        1,160
    185,000      Grupo Industrial Maseca SA de CV, Class B                                 165,572
     32,100  (a) International Foods Co. (Hostess)                                         492,650
    270,000      Ng Fung Hong Ltd.                                                         240,604
    691,950      Pesquera Austral SA                                                       225,888
                 Total                                                                   1,526,960
                 GOLD MINES-0.8%

     42,238      Ashanti Goldfields Co., GDR                                               366,943
                 HEALTH & PERSONAL CARE-2.2%
     17,000      Athens Medic Center                                                       345,708
      2,250      Galena AS                                                                  29,609
     39,000      Kimberly-Clark de Mexico                                                  106,587
     27,200      Pacific Corp.                                                             340,546
     10,150      Suheung Capsule                                                           179,213
                 Total                                                                   1,001,663
                 INDUSTRIAL COMPONENTS-0.5%

     11,000      Debica SA                                                                 164,238
      3,800      Madeco SA, ADR                                                             42,275
                 Total                                                                     206,513

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 INSURANCE-1.0%

  8,200,000      Aksigorta                                                           $     242,955
     11,000  (a) Enterprise Insurance Co. Ltd.                                              11,412
    116,394      Swan Insurance Co., Ltd.                                                  201,934
                 Total                                                                     456,301
                 LEISURE & TOURISM-1.8%

     16,871      Danubius Hotels Rt.                                                       341,549
    123,636      Orascom Hotel Holdings                                                    399,471
     63,598  (a) United Docks Ltd.                                                          78,263
                 Total                                                                     819,283
                 MACHINERY & ENGINEERING-2.4%

    912,000      First Tractor Co. Ltd., Class H                                           267,958
     30,530      Hyundai Heavy Industries Co.                                              632,162
     13,000      Industrial Engineering Enterprise                                         190,008
                 Total                                                                   1,090,128

                 MERCHANDISING-1.8%

     15,000      Companhia Brasileira de Distribuicao Grp, ADR                             300,938
    280,000      Migros Turk                                                               276,534
     70,000      Organizacion Soriana SA de CV, Class B                                    204,625
      1,800      Santa Isabel SA, ADR                                                       15,413
                 Total                                                                     797,510
                 METALS-NON FERROUS-2.5%

    221,942  (a) Aluworks Ghana Ltd.                                                       236,109
     41,532      Compania de Minas Buenaventura SA, Class B                                260,530
     33,000      Freeport-McMoRan Copper & Gold, Inc., Class B                             431,063
        100      Hindalco Industries Ltd.                                                    1,175
     50,656      Minsur SA                                                                  84,305
     40,000      Southern Peru Ltd.                                                        121,619
                 Total                                                                   1,134,801
                 METALS-STEEL-0.3%

     38,500      Siderar SA, Class A                                                       114,746

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 MINING-0.9%

    483,461      Athi River Mining Ltd.                                               $     50,553
      9,360      Silver & Baryte Ores Mining                                               338,606
                 Total                                                                     389,159
                 MISCELLANEOUS MATERIALS & COMMODITIES-0.6%

    666,000      National Aluminium Co. Ltd.                                               265,117
                 MULTI-INDUSTRY-6.1%
     61,126      Alfa, SA de CV, Class A                                                   154,513
  1,145,000      Ayala Corp.                                                               363,261
 23,500,000      Dogan Sirketler Grubu Holding AS                                          193,409
     19,089      Elektrim Spolka Akcyina SA                                                160,594
  1,487,000      Firestone East Africa Ltd.                                                444,249
      9,500      Grupo Carso SA de CV                                                       29,482
      5,600      Grupo Carso SA de CV, ADR                                                  35,470
     21,830  (a) (b)Press Corp., GDR                                                       147,353
     45,557      Rogers and Company Ltd.                                                   273,875
 35,880,000      Sabanci Holding                                                           626,034
    133,000      Shanghai Industrial Holdings Ltd.                                         270,535
    900,000      Trans Zambezi Industries Ltd.                                              45,000
                 Total                                                                   2,743,775

                 PHARMACEUTICALS-0.8%

  7,727,000      Eczacibasi Ilac                                                           206,047
     21,900      Jelfa SA                                                                  150,915
                 Total                                                                     356,962
                 REAL ESTATE-4.7%

  1,000,000      Ayala Land, Inc.                                                          310,914
  3,734,000  (a) Belle Corp.                                                               241,668
  6,000,000      C & P Homes, Inc.                                                         188,832
    306,000      China Resources Enterprises Ltd.                                          448,547

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED
                 REAL ESTATE-CONTINUED

    387,000      Land & House Co., Ltd.                                              $     286,766
     61,000  (a) (b)Solidere, GDR                                                          637,450
                 Total                                                                   2,114,177

                 TELECOMMUNICATIONS-10.5%

     44,500  (a) Egyptian Mobile Phone Network                                             265,210
      9,000      Hellenic Telecommunication Organization SA                                224,431
     49,500      Mahanagar Telephone Nigam Ltd.                                            204,312
     25,100      Matav RT                                                                  138,740
      2,560  (a) (b)Panafon SA                                                              45,856
      9,000      Philippine Long Distance Telephone Co.                                    235,279
     80,000      SK Telecom Co. Ltd., ADR                                                  825,000
    110,065  (a) Tele 2000 SA- La Nueva Com de Telefonos                                    70,453
     25,500      Telecom Argentina SA, ADR                                                 777,750
     19,900      Telefonica de Argentina SA, ADR                                           644,263
     13,000      Telefonos de Mexico, Class L, ADR                                         605,313
     37,000  (a) Telekomunikacja Polska SA                                                 168,918
 17,000,000  (a) Telesp Participacoes SA                                                   477,059
                 Total                                                                   4,682,584
                 TEXTILES & APPAREL-0.9%

     18,100      Oriental Weavers                                                          388,105
                 TRANSPORTATION-AIRLINES-1.5%
    151,049      Air Mauritius Ltd.                                                        192,582
  4,079,000      Kenya Airways Ltd.                                                        494,219
                 Total                                                                     686,801
                 TRANSPORTATION-SHIPPING-0.6%

     29,000      Attica Enterprises SA                                                     248,016

FEDERATED EMERGING MARKETS FUND


                                                                                         VALUE IN

SHARES                                                                                 U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 UTILITIES - ELECTRICAL & GAS-4.9%

  1,160,000  (a) Beijing Datang Power                                                $     374,532
    573,289      Edegel SA, Class B                                                        152,290
      9,200  (a) Egypt Gas                                                                 684,441
     70,500      Electricity Generating PLC                                                187,479
      3,700      Enersis SA, ADR                                                            86,488
     15,200      Hub Power Co., GDR                                                        102,600
    225,000      Kenya Power & Lighting Co. Ltd.                                           410,788
      6,550      Korea Electric Power Corp.                                                126,164
         30  (a) Sui Sthn Gas Pipe                                                               5
      8,000      Transportadora de Gas de Sur SA, Class B, ADR                              80,000
                 Total                                                                   2,204,787
                 WHOLESALE & INTERNATIONAL TRADE-1.0%

     52,900      Agros Holding SA                                                          197,459
    180,080      Enrique Ferreyros SA                                                      176,939
     15,400      Stalexport SA                                                              80,919
                 Total                                                                     455,317
                 TOTAL COMMON STOCKS (IDENTIFIED COST $43,499,684)                      43,862,873
PREFERRED STOCKS-7.0%

                 BANKING-0.6%

 40,000,000      Banco Bradesco SA, Preference                                             289,783
                 ENERGY SOURCES-1.6%
  5,000,000      Petroleo Brasileiro SA, Preference                                        711,966
                 TELECOMMUNICATIONS-2.4%

  5,061,871      Telecomunicacoes Do Rio Janiero SA, Preference                            183,355
  3,500,000      Telecomunicacoes de Sao Paulo SA, Preference                              594,554
 27,000,000  (a) Telesp Celular Participacoes SA                                           278,791
                 Total                                                                   1,056,700

FEDERATED EMERGING MARKETS FUND


SHARES OR

PRINCIPAL                                                                              VALUE IN
AMOUNT                                                                               U.S. DOLLARS

PREFERRED STOCKS-CONTINUED
                 TEXTILES & APPAREL-0.0%

 49,000,000  (a) Texpar SA, Preference                                               $         408
                 UTILITIES - ELECTRICAL & GAS-2.4%
 19,200,000  (a) Centrais Eletricas Brasileiras SA, Preference, Series B                   543,592
 14,000,000      Companhia Energetica de Minas Gerais, Preference                          354,401
  2,610,000      Companhia Paulista de Forca e Luz, Pfd.                                   195,603
                 Total                                                                   1,093,596
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,485,033)                     3,152,453
CORPORATE BONDS-0.0%
                 METALS - STEEL-0.0%

$    10,100      Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999
                 (IDENTIFIED COST $79)                                                          84
                 TOTAL INVESTMENTS (IDENTIFIED COST $46,984,796)(C)                   $ 47,015,410

(a)  Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, these securities amounted to $1,821,999 which represents 4.1% of net assets.
(c) The cost of investments for federal tax purposes amounts to $48,087,985. The net unrealized depreciation of investments on a federal tax basis amounts to $1,072,575 which is comprised of $5,424,780 appreciation and $6,497,355 depreciation at November 30, 1998.
Note: The categories of investments are shown as a percentage of net assets ($44,758,237) at November 30, 1998.
The following acronyms are used throughout this portfolio:
ADR -American Depositary Receipt
GDR -Global Depositary Receipt
(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998


ASSETS:
Total investments in securities, at value (identified cost $46,984,796 and
tax cost $48,087,985)                                                                       $  47,015,410
Cash denominated in foreign currencies (identified cost $339,070)                                 337,504
Income receivable                                                                                  59,380
Receivable for investments sold                                                                   117,036
Receivable for shares sold                                                                        157,996
Deferred organizational costs                                                                      27,438
Total assets                                                                                   47,714,764
LIABILITIES:

Payable for investments purchased                                             $   160,276
Payable for shares redeemed                                                       298,403
Net payable for foreign currency exchange contracts                                   136
Payable to Bank                                                                 2,278,487
Payable for taxes withheld                                                        130,901
Accrued expenses                                                                   88,324
Total liabilities                                                                               2,956,527
NET ASSETS for 5,360,746 shares outstanding                                                 $  44,758,237
NET ASSETS CONSIST OF:
Paid in capital                                                                             $  70,135,523
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                                      28,704
Accumulated net realized loss on investments and foreign currency transactions                (25,401,984)
Accumulated net operating loss                                                                     (4,006)
Total net assets                                                                            $  44,758,237
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($32,002,171 / 3,810,103 shares outstanding)                              $8.40
Offering Price Per Share (100/94.50 of $8.40)*                                                      $8.89
Redemption Proceeds Per Share                                                                       $8.40
CLASS B SHARES:
Net Asset Value Per Share ($10,883,808 / 1,323,154 shares outstanding)                              $8.23
Offering Price Per Share                                                                            $8.23
Redemption Proceeds Per Share (94.50/100 of $8.23)*                                                 $7.78
CLASS C SHARES:
Net Asset Value Per Share ($1,872,258 / 227,489 shares outstanding)                                 $8.23
Offering Price Per Share                                                                            $8.23
Redemption Proceeds Per Share (99.00/100 of $8.23)*                                                 $8.15

* See "What Do Shares Cost?" in the Prospectus.
(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $110,743)                                     $   1,704,070
Interest                                                                                         54,311
Total income                                                                                  1,758,381
EXPENSES:

Investment advisory fee                                                   $   758,455
Administrative personnel and services fee                                     185,000
Custodian fees                                                                263,434
Transfer and dividend disbursing agent fees and expenses                      156,834
Directors'/Trustees' fees                                                       1,403
Auditing fees                                                                  21,692
Legal fees                                                                      3,113
Portfolio accounting fees                                                      83,662
Distribution services fee-Class B Shares                                      119,917
Distribution services fee-Class C Shares                                       22,321
Shareholder services fee-Class A Shares                                       104,279
Shareholder services fee-Class B Shares                                        39,972
Shareholder services fee-Class C Shares                                         7,440
Share registration costs                                                       30,328
Printing and postage                                                           47,750
Insurance premiums                                                              4,000
Taxes                                                                           5,625
Miscellaneous                                                                  14,682
Total expenses                                                              1,869,907
Waivers and reimbursements-
Waiver of investment advisory fee                          $  (115,548)
Reimbursement of other operating expenses                      (35,503)
Total waivers and reimbursements                                             (151,051)
Net expenses                                                                                  1,718,856
Net investment income                                                                            39,525
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments and foreign currency transactions
(net of foreign taxes withheld $369,196)                                                    (22,632,585)
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                               3,529,082
Net realized and unrealized loss on investments and foreign currency transactions           (19,103,503)
Change in net assets resulting from operations                                           $  (19,063,978)

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                   YEAR ENDED

                                                                                   NOVEMBER 30,
                                                                             1998               1997

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income/(net operating loss)                                 $       39,525     $     (66,935)
Net realized loss on investments and foreign currency
transactions ($(20,651,562) and $(206,412), respectively, as
computed for federal tax purposes)                                            (22,632,585)       (2,055,377)
Net change in unrealized appreciation/(depreciation) of
investments and translation of assets and liabilities in

foreign currency                                                                3,529,082        (4,169,559)
Change in net assets resulting from operations                                (19,063,978)       (6,291,871)
SHARE TRANSACTIONS-

Proceeds from sale of shares                                                   36,333,951       102,012,438
Cost of shares redeemed                                                       (44,913,771)      (45,239,352)
Change in net assets resulting from share transactions                         (8,579,820)       56,773,086
Change in net assets                                                          (27,643,798)       50,481,215
NET ASSETS:

Beginning of period                                                            72,402,035        21,920,820
End of period                                                              $   44,758,237     $  72,402,035

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED NOVEMBER 30,
                                                                  1998         1997         1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                             $11.64        $11.10       $10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                               0.03         0.01         0.02
Net realized and unrealized gain/(loss) on investments and
foreign currency                                                   (3.27)        0.53(d)      1.08
Total from investment operations                                   (3.24)        0.54         1.10
NET ASSET VALUE, END OF PERIOD                                   $  8.40       $11.64       $11.10
TOTAL RETURN(B)                                                   (28.02%)       4.86%       11.00%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                            2.59%        2.14%        1.97% *
Net investment income                                               0.30%        0.13%        0.31% *
Expense waiver/reimbursement(c)                                     0.25%        0.65%        3.34% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $32,002      $48,525      $17,327
Portfolio turnover                                                   163%         102%          32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       YEAR ENDED NOVEMBER 30,
                                                                1998         1997          1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.50       $11.04        $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                               (0.08)       (0.04)        (0.02)
Net realized and unrealized gain/(loss) on investments and
foreign currency                                                 (3.19)        0.50(d)       1.06
Total from investment operations                                 (3.27)        0.46          1.04
NET ASSET VALUE, END OF PERIOD                                 $  8.23       $11.50        $11.04
TOTAL RETURN(B)                                                 (28.56%)       4.17%        10.40%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                          3.34%        2.89%         2.72%*
Net operating loss                                               (0.45%)      (0.69%)       (0.71%)*
Expense waiver/reimbursement(c)                                   0.25%        0.65%         3.34%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $10,884       $19,951       $3,747
Portfolio turnover                                                 163%          102%          32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.
(d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       YEAR ENDED NOVEMBER 30,
                                                                  1998          1997       1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                              $ 11.50       $11.05     $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                                  (0.09)       (0.04)     (0.02)
Net realized and unrealized gain/(loss) on investments and
foreign currency                                                    (3.18)        0.49(d)    1.07
Total from investment operations                                    (3.27)        0.45       1.05
NET ASSET VALUE, END OF PERIOD                                    $  8.23       $11.50     $11.05
TOTAL RETURN(B)                                                    (28.62%)       4.07%     10.50%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                             3.34%        2.89%      2.72%*
Net operating loss                                                  (0.45%)      (0.65%)    (0.77% )*
Expense waiver/reimbursement(c)                                      0.25%        0.65%      3.34%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $1,872       $3,943       $847
Portfolio turnover                                                    163%         102%        32%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.
(d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Investment in other mutual funds are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

INCREASE/(DECREASE)

PAID IN      ACCUMULATED NET     UNDISTRIBUTED NET
CAPITAL       REALIZED LOSS      INVESTMENT INCOME
$1,245,520      $(1,205,995)        $(39,525)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $24,298,795, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
   2003            $  3,130,096(a)
   2004                 310,725
   2005                 206,412
   2006              20,651,562

(a) Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Market Fund and is limited to $391,262 that can be used in future periods to offset income arising from net realized gains.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates.

The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1998, the Fund had outstanding foreign currency commitments as set forth below:


                                                                                     UNREALIZED

                                 CONTRACTS TO        IN EXCHANGE    CONTRACTS AT    APPRECIATION

SETTLEMENT DATE                DELIVER/RECEIVE            FOR          VALUE       (DEPRECIATION)

CONTRACT PURCHASED:

12/1/98                     13,056,000 Greek Drachma    $45,730        $45,855          $ 125
12/3/98                  1,500,000,000 Turkish Lira       5,085          4,938           (147)
CONTRACT SOLD:

12/2/98                        405,900 Czech Koruna     $13,196        $13,310          $(114)
 Net Unrealized Depreciation on Foreign Exchange Contracts                              $(136)

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998, is as follows:

SECURITY                       ACQUISITION DATE              ACQUISITION COST
Banque Audi, Class B, GDR      04/28/1997 - 06/25/1997           $731,800
Samsung Electronics Co., GDR         02/02/1995                       106
Press Corp., GDR                     07/14/1998                   249,954
Solidere, GDR                  04/25/1997 - 06/25/1997            901,750
Panafon SA                           11/20/1998                    46,354
EFG-Hermes, GDR                      07/28/1998                   218,550

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                NUMBER OF PAR
                                VALUE CAPITAL

CLASS NAME                    STOCK AUTHORIZED
Class A Shares                    100,000,000
Class B Shares                    100,000,000
Class C Shares                    100,000,000
Total                             300,000,000

Transactions in capital stock were as follows:


                                                 YEAR ENDED NOVEMBER 30,
                                           1998                           1997

CLASS A SHARES                     SHARES         AMOUNT        SHARES          AMOUNT
Shares sold                      3,094,151   $  32,142,225     5,469,055   $  72,534,377
Shares redeemed                 (3,449,888)    (35,473,078)   (2,864,255)    (37,739,280)
Net change resulting from
Class A Share transactions        (355,737)  $  (3,330,853)    2,604,800   $  34,795,097


                                                 YEAR ENDED NOVEMBER 30,
                                           1998                           1997

CLASS B SHARES                     SHARES         AMOUNT        SHARES          AMOUNT
Shares sold                        306,994   $   3,184,513     1,737,682   $  22,920,945
Shares redeemed                   (717,998)     (7,271,596)     (343,037)     (4,467,783)
Net change resulting from
Class B Share transactions        (411,004)  $  (4,087,083)    1,394,645   $  18,453,162


                                                 YEAR ENDED NOVEMBER 30,
                                           1998                           1997

CLASS C SHARES                     SHARES         AMOUNT        SHARES          AMOUNT
Shares sold                         94,488   $   1,007,213       498,984   $   6,557,116
Shares redeemed                   (210,000)     (2,169,097)     (232,631)     (3,032,289)
Net change resulting from
Class C Share transactions        (115,512)  $  (1,161,884)      266,353   $   3,524,827
Net change resulting from
share transactions                (882,253)  $  (8,579,820)    4,265,798   $  56,773,086

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                       PERCENTAGE OF AVERAGE

SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
Class A Shares                0.25%
Class B Shares                0.75%
Class C Shares                0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 1998, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC, is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $12,644 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES    $ 97,890,241
SALES        $100,603,030

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:

                         PERCENTAGE OF                     PERCENTAGE OF

COUNTRY                   NET ASSETS   COUNTRY              NET ASSETS
Argentina                     5.6%     Lebanon                 3.2%
Brazil                        9.5%     Malawi                  0.3%
Chile                         1.3%     Mauritius               3.2%
China                         4.8%     Mexico                  6.8%
Czech Republic                0.1%     Pakistan                0.3%
Egypt                         8.3%     Peru                    2.8%
Ghana                         6.7%     Philippines             4.0%
Greece                        6.8%     Poland                  5.0%
Hungary                       2.6%     Russia                  1.0%
India                         5.5%     South Africa            1.7%
Ivory Coast                   0.2%     Thailand                4.3%
Kenya                         3.8%     Turkey                  9.0%
Korea, Republic of            7.1%     Zimbabwe                0.4%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment Management

Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of World Investment Series, Inc., at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman
Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President
Edward C. Gonzales
Executive Vice President
John W. McGonigle

Executive Vice President and Secretary
Drew J. Collins
Vice President
Richard J. Thomas
Treasurer
Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic] Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487804
Cusip 981487887
Cusip 981487879
G01967-01 (1/99)
[Graphic]

 [Graphic]
 Federated Investors

 [Graphic]

Federated European Growth Fund

3rd Annual Report

November 30, 1998

Established 1996

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its third Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998.
It begins with an interview with the fund's portfolio manager, Frank Semack, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion covering international economic and market conditions and fund strategy are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's common stock investments, and third is the publication of the fund's financial statements.

The fund offers shareholders very significant long-term growth opportunities from a select portfolio of stocks issued by major European companies.* Although significant volatility impacted the European markets throughout the reporting period, it was a strong year overall for European stocks. The fund's returns were highly positive and ahead of the average European equity fund. At the end of the reporting period, the fund's $62 million portfolio was broadly diversified across 97 stocks, with the average holding representing approximately 1% of the fund's total assets. Individual share class total return performance for the 12-month period, including realized gains, follows.**


                 TOTAL    CAPITAL    NET ASSET
                 RETURN   GAINS      VALUE INCREASE

Class A Shares   22.13%   $0.415     $13.33 to $15.79 = 18%
Class B Shares   21.14%   $0.415     $13.18 to $15.48 = 17%
Class C Shares   21.03%   $0.415     $13.15 to $15.43 = 17%

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 15.38%, 15.64%, and 20.03%, respectively.

Thank you for entrusting a portion of your wealth to this diversified approach to the dynamic European market. Remember, reinvesting your dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

INVESTMENT REVIEW

[Graphic]

Frank Semack
Vice President

Federated Global Investment Management Corp.

[Graphic]

     HOW WOULD YOU CHARACTERIZE THE DEVELOPMENTS IN THE EUROPEAN MARKETS OVER THE LAST YEAR?

"Volatility" is the key word. Strong performance in the European markets during the early part of the year gave way to a moderate correction in the spring. The markets then rebounded to record highs in July 1998 before suffering a massive 29% sell-off lasting through early October 1998, which took prices below their 1997 levels. In the process, daily fluctuations in market prices rose from 1% to well over 3% on many occasions-with considerably wider intra-day trading ranges. Finally, a string of interest rate reductions across the globe, triggered by a surprise cut in the Federal Funds Target Rate by the Federal Reserve Board, led to a substantial recovery in October and November of 1998 that reversed over one-half of the preceding period's losses.

[Graphic]

WHAT, IN YOUR VIEW, WERE THE MOST SIGNIFICANT DEVELOPMENTS DURING 1998?

Several themes come to mind, not all of them purely European:

1. Falling interest rates, particularly in the peripheral countries of Spain, Italy, Portugal, and Ireland. Over the course of the year, interest rates fell in Ireland from 6.75% to 3.00%, in Portugal from 5.30% to 3.00%, in Spain from 4.75% to 3.00%, and in Italy from 5.50% to 3.50%. The United Kingdom also cut rates, from 7.50%, but short-term rates remain relatively high versus the rest of Europe.

2. The de facto formation in May 1998, by 11 of the 15 European Union member countries, of European monetary union ("EMU"). The official start of EMU in 1999 with a common currency, the euro, and a Europe-wide central bank will take place against the background of a common short-term interest rate level set at 3.00%, as a result of the last round of coordinated interest rate cuts in Europe in early
December 1998.

3. Relatively good trends in the economies of France and Spain and, to a lesser extent, Germany, but distinct slowdowns in the United Kingdom and Italy.

4. The summer sell-off, triggered by the emerging markets crisis. Given that Asia and Latin America are facing economic hardship, there will clearly be some impact on foreign companies doing business there. Signs of this became more visible as companies began to issue profit warnings on the back of the Asian slowdown, and economists followed with lower gross domestic product ("GDP") estimates for 1999.

5. The continued restructuring in the following industries in Europe and around the globe: banking and insurance (Deutsche Bank/Bankers Trust, Commercial Union/General Accident); pharmaceuticals (Hoechst/ Rhone Poulenc, Sanofi/Synthelabo, Zeneca/Astra); oil (British Petroleum/Amoco, Total/Petrofina, British Borneo/Hardy); and industrials (Siebe/BTR, Daimler/Chrysler, Viag/Alusuisse-Lonza). This is not an exhaustive list and does not include the many alliances and joint ventures that were entered into over the past year.

[Graphic]

WHAT ARE YOUR GDP AND EARNINGS EXPECTATIONS FOR 1999?

As far as GDP is concerned, we would expect Europe-wide growth to be around 2.00% rather than the 2.70% that appeared to be in prospect earlier. Within this total, the Eurozone should do better than the United Kingdom (2.50% versus 0.50%). We also expect that France and Spain will continue to have the best growth rates. Earnings growth will likely run somewhere in the mid-single digits, with continental Europe again doing better than the United Kingdom.

A point worth stressing is that the United Kingdom now has the most scope for further interest rate cuts in the industrialized world. After an increase in rates in June 1998, the Bank of England began cutting rates in October 1998.

[Graphic]

     HOW DID FEDERATED EUROPEAN GROWTH FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended November 30, 1998, the fund's Class A, B, and C Shares produced total returns of 22.13%, 21.14%, and 21.03%, respectively, based on net asset value.* These returns built on the solid performance of the previous year and were ahead of the 20.73% average total return of the 95 European region funds tracked by Lipper Analytical Services, Inc.** The overall return of the European market, as measured by the Morgan Stanley Capital International (Europe) Index ("MSCI-EUROPE"), was 27.65%.+

[Graphic]

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The most significant change was in the banking sector. In anticipation of the effects of capital market volatility and increased loan/loss provisions, we shifted out of financials that had emerging markets exposure and into domestically oriented banks. Similarly, the idea in our non-financial holdings was to place more emphasis than usual on reasonable valuations, good earnings visibility, and decent unit volume growth. Also, we expect that the ongoing secular trend toward large-scale restructuring will afford numerous investment opportunities throughout Europe.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 15.38%, 15.64%, and 20.03%, respectively.

 ** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper returns do not reflect sales charges.

 + The MSCI-EUROPE is an unmanaged, market value-weighted average of over 500 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

Consequently, we increased our weightings in selected media, pharmaceuticals, telecommunications, and services stocks. As of November 30, 1998, the fund's sector weightings were as follows:



                     PERCENTAGE OF                            PERCENTAGE OF

SECTOR               NET ASSETS        SECTOR                 NET ASSETS
Insurance              19.3%           Chemicals                 2.3%

Banking                16.6%           Electrical &              1.9%
                                       Electronics

Telecommunications      8.6%           Real Estate               1.8%

Business &              7.8%           Machinery &
Public Services                        Engineering               1.3%

Health &                7.6%           Automobile                1.0%
Personal Care

Energy Sources          6.1%           Financial Services        1.0%

Broadcasting &          4.9%           Metals-

Publishing                             Non-Ferrous               1.0%

Food &                  3.7%           Multi-Industry            1.0%
Household Products

Leisure &               3.4%           Recreation,
Tourism                                Other Consumer Goods      1.0%

Construction &          3.2%           Beverage &                0.9%
Housing                                Tobacco

Aerospace &             2.8%           Utilities-
Military                               Electrical & Gas          0.9%
Technology

Merchandising           2.7%           Wholesale &
                                       International Trade       0.8%

[Graphic]

     WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF NOVEMBER 30, 1998, AND HOW WAS THE PORTFOLIO ALLOCATED AMONG COUNTRIES?

In terms of country exposure within the fund's portfolio, the United Kingdom accounted for 27.2%, Switzerland was at 6.6%, and Sweden, Norway, and Greece, combined, represented 4.3%. The weighting of the Eurozone countries in the portfolio was 64.0%, led by France
(holding 22.2%) and Italy (holding 17.1%).

The fund's top 10 holdings on November 30, 1998, were as follows:


                                                                              PERCENTAGE
                                                                              OF                 MARKET
                                                                              NET               CAPITALIZATION

COMPANY                 SECTOR                      COUNTRY                   ASSETS            ($ BILLIONS)
Mannesmann              Telecommunications          Germany                    2.49%                $42.1
Banca Intesa            Banking                     Italy                      2.38%                $ 8.5
Baloise Holdings Ltd.   Insurance                   Switzerland                1.93%                $ 5.5
AXA                     Insurance                   France                     1.91%                $44.2
Telecom Italia          Telecommunications          Italy                      1.89%                $42.7
Mondadori               Broadcasting & Publishing   Italy                      1.86%                $ 1.6
Autogrill               Leisure & Tourism           Italy                      1.78%                $ 1.9
Wolters Kluwer          Broadcasting & Publishing   Netherlands                1.76%                $13.1
Zeneca Group            Health &                    United
                        Personal Care               Kingdom                    1.73%                $39.5
Nestle                  Food & Household            Switzerland                1.70%                $82.0
                        Products
TOTAL                                                                          19.43%

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases included the following:

CREDIT COMMERCIAL DE FRANCE (1.06% of net assets)- Credit Commercial de France is a mid-size French bank with an above-average quality balance sheet and a strong niche position in French commercial banking.

TELECOM ITALIA (1.89% of net assets)-Telecom Italia is Italy's leading telecommunications provider with a strong mobile telephone presence via its subsidiary Telecom Italia Mobile. Recent management changes have provided greater corporate clarity of focus.

ALLIED ZURICH (0.95% of net assets)-Allied Zurich is a global financial services player with significant U.S. and European businesses. It has a dual listing (United Kingdom and Switzerland), with the United
Kingdom stock selling at a significant discount.

[Graphic]

     YOU HAVE ALREADY TOUCHED UPON THE FUND'S OUTLOOK FOR 1999. DO YOU EXPECT TO MAKE ANY SIGNIFICANT CHANGES IN YOUR STRATEGIES GOING FORWARD?

The introduction of the euro will have profound consequences not only on the way we run our fund, but also on the way continental European portfolio managers run their funds. As investors in Europe shift their focus from country to sector, we expect to see the largest and most liquid companies in each sector benefit from simplified comparisons on a euro basis. The United Kingdom is the only large economy in Europe not to participate in EMU at this stage. The U.K. market represents approximately one-third of Europe's total market capitalization, so two-thirds will now be looked at on a sector, rather than country, basis. In practice, the trend toward sector-based decision-making processes will encompass most of the large capitalization stocks in the United Kingdom. Our focus and reporting will, therefore, shift even more in this direction.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED EUROPEAN GROWTH FUND

INITIAL INVESTMENT:

     IF YOU HAD MADE AN INITIAL INVESTMENT OF $3,000 IN THE CLASS A SHARES OF FEDERATED EUROPEAN GROWTH FUND ON 3/1/96, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $4,791 ON 11/30/98. YOU WOULD HAVE EARNED AN 18.56%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' annualized 1-year and since inception (2/28/96) total returns were 14.96% and 19.17%, respectively. Class B Shares' annualized 1-year and since inception (2/28/96) total returns were 15.24% and 19.62%, respectively. Class C Shares' annualized 1-year and since inception (2/28/96) total returns were 19.47% and 20.50%, respectively.**

[Graphic representation omitted. See Appendix A7.]

 * Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 5.50% sales charge applicable to an initial investment in Class A
Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED EUROPEAN GROWTH FUND

ONE STEP AT A TIME:

     $1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR TWO YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $3,890.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A
Shares of Federated European Growth Fund on 3/1/96, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $3,000, but your account would have reached a total value of $3,890* by 11/30/98. You would have earned an average annual total return of 7.90%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of European companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted. See Appendix A8.]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED EUROPEAN GROWTH FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International (Europe) Index (MSCI-EUROPE).+

[Graphic representation omitted.  See Appendix A9.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The MSCI-EUROPE is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange
Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International (Europe) Index (MSCI-EUROPE).+

[Graphic representation omitted. See Appendix A10.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-EUROPE is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange
Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International (Europe) Index (MSCI-EUROPE).+

[Graphic representation omitted. See Appendix A11.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOURINVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-EUROPE is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange
Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED EUROPEAN GROWTH FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


                                                                  VALUE IN

SHARES                                                            U.S. DOLLARS

COMMON STOCKS-101.6%

                   AEROSPACE & MILITARY TECHNOLOGY-2.8%

       88,228      British Aerospace PLC                        $      758,199
       26,000      Thomson-CSF                                         977,993
                    Total                                            1,736,192

                   AUTOMOBILE-1.0%

        4,000      PSA Peugeot Citroen                                 632,778
                   BANKING-16.6%

       28,000      Abbey National PLC                                  568,070
       31,200      Argentaria SA                                       726,235
      260,000      Banca Intesa SPA                                  1,451,109
      200,000      Banca Nazionale del Lavoro                          561,988
        5,800  (a) Banca Popolare di Verona                            538,652
       11,040      Banco Pastor SA                                     688,327
       22,000      Bank of Ireland                                     456,661
       40,700      Barclays PLC                                        923,073
       12,040      Banco Popular Espanol SA                            884,129
       19,000      BHF-Bank AG                                         744,791
        7,500      Credit Commercial de France                         645,170
       41,601      Lloyds TSB Group PLC                                578,113
       72,000      MeritaNordbanken Oyj                                418,726
      160,000      Unicredito Italiano SPA                             909,183
                    Total                                           10,094,227
                   BEVERAGE & TOBACCO-0.9%

     16,000    (a) Baron de Ley SA                                     554,208
                   BROADCASTING & PUBLISHING-4.9%
       90,000      Arnoldo Mondadori Editore SPA                     1,130,525
      100,000      Reed International PLC                              786,787
        5,626      Wolters Kluwer NV                                 1,072,221
                    Total                                            2,989,533

FEDERATED EUROPEAN GROWTH FUND


                                                                  VALUE IN

SHARES                                                            U.S. DOLLARS

COMMON STOCKS-CONTINUED

                   BUSINESS & PUBLIC SERVICES- 7.8%

        2,700      Atos SA                                      $      578,992
        3,900      Cap Gemini SA                                       570,344
       61,000      Capita Group PLC                                    573,513
       24,100      CMG PLC                                             597,071
        3,300      Havas Advertising SA                                571,346
       84,500      Misys PLC                                           595,146
      770,000  (a) Seat Pagine Gialle SPA                              676,601
        1,200      SAP AG                                              543,252
                    Total                                            4,706,265

                   CHEMICALS-2.3%

       87,500      Croda International PLC                             357,930
       62,500      Imperial Chemical Industries,  PLC                  581,431
       15,000  (a) (b)JOT Automation Group Oyj                         433,265
                    Total                                            1,372,626
                   CONSTRUCTION & HOUSING-3.2%

        3,200      Bouygues SA                                         596,217
        7,500      Eiffage                                             613,004
       12,400      Fomento de Construcciones y  Contratas SA           739,619
                    Total                                            1,948,840
                   ELECTRICAL & ELECTRONICS-1.9%

       62,720      General Electric Co. PLC                            512,612
       23,100      Telefonaktiebolaget LM Ericsson, Class B            641,509
                    Total                                            1,154,121
                   ENERGY SOURCES-6.1%

       38,000      British Petroleum Co. PLC                           593,257
      170,000      British-Borneo Oil & Gas PLC                        420,609
        5,000      Elf Aquitaine SA                                    623,110
      118,200      ENI SPA                                             732,879
      175,000      Lasmo PLC                                           403,393

FEDERATED EUROPEAN GROWTH FUND


                                                                  VALUE IN

SHARES                                                            U.S. DOLLARS

COMMON STOCKS-CONTINUED
                   ENERGY SOURCES-CONTINUED

       43,000      Saga Petroleum ASA, Class A                  $      465,175
        3,758      Total SA, Class B                                   465,688
                    Total                                            3,704,111
                   FINANCIAL SERVICES-1.0%

       76,000      Amvescap PLC                                        618,642
                   FOOD & HOUSEHOLD PRODUCTS-3.7%
       10,000      Benckiser NV, Class B                               590,834
        2,055      Groupe Danone                                       599,610
          500      Nestle SA                                         1,038,459
                    Total                                            2,228,903
                   HEALTH & PERSONAL CARE-7.6%

       53,000      Gambro AB, Class A                                  648,009
       23,311      Glaxo Wellcome PLC                                  737,092
       12,500      Hoechst AG                                          536,414
          550      Novartis AG                                       1,032,013
       50,370      Smithkline Beecham Corp.                            618,136
       25,300      Zeneca Group PLC                                  1,051,623
                    Total                                            4,623,287
                   INDUSTRIAL COMPONENTS-0.0%

        4,400  (a) Valeo SA, Warrants                                   20,495
                   INSURANCE-19.3%

        9,020      AXA                                               1,165,313
        7,000      ASR Verzekeringsgroep NV                            569,135
        6,800      Aegon NV                                            727,448
       40,600  (a) Allied Zurich AG                                    579,270
       25,000      Assicurazioni Generali                              933,175
       16,000      Assurances Generales de France                      947,761
        1,260      Baloise Holdings                                  1,173,100
       37,000      CGU PLC                                             586,495
       72,958      Guardian Royal Exchange PLC                         397,124
      200,000      Istituto Nazionale delle Assicurazioni              527,459

FEDERATED EUROPEAN GROWTH FUND


                                                                  VALUE IN

SHARES                                                            U.S. DOLLARS

COMMON STOCKS-CONTINUED
                   INSURANCE-CONTINUED

        1,100      Muenchener Rueckversicherungs-Gesellschaft
                   AG                                           $      505,762
       55,700  (b) Norwich Union PLC                                   390,466
       12,000      Pohjola Group Insurance Corp., Class B              560,628
       60,000      Prudential Corp. PLC                                874,868
       12,000      Sampo Insurance Co. PLC, Class A                    411,748
       12,000      Scor                                                766,716
       54,300      Societa Assicuratrice Industriale                   609,350
                    Total                                           11,725,818
                   LEISURE & TOURISM-3.4%

        2,650      Accor SA                                            582,244
      140,000      Autogrill SPA                                     1,086,828
       70,000      Greenalls Group PLC                                 415,084
                    Total                                            2,084,156
                   MACHINERY & ENGINEERING-1.3%

       28,000      Tomra Systems ASA                                   817,095
                   MERCHANDISING-2.7%

        1,900      Guyenne et Gascogne SA                              824,896
      133,700      Sears PLC                                           478,553
      100,000      Selfridges PLC                                      362,879
                    Total                                            1,666,328
                   METALS - NON FERROUS-1.0%
          470      Alusuisse Lonza Group AG                            592,423
                   MULTI-INDUSTRY-1.0%
        2,600      Vivendi                                             587,710
                   REAL ESTATE-1.8%
       80,000      Prima Inmobiliaria SA                               731,555
        3,240      Simco SA                                            287,028
      200,000  (a) Unione Inmobiliare SPA                              100,015
                    Total                                            1,118,598

FEDERATED EUROPEAN GROWTH FUND



SHARES OR

PRINCIPAL                                                          VALUE IN
AMOUNT                                                             U.S. DOLLARS

COMMON STOCKS-CONTINUED

                   RECREATION, OTHER CONSUMER GOODS-1.0%

        9,400      Societe BIC SA                               $      586,550
                   TELECOMMUNICATIONS-8.6%

        3,000      Alcatel                                             396,541
       68,100  (a) Cable & Wireless Communications PLC                 606,568
       35,000  (a) COLT Telecom Group PLC                              457,227
            1      Hellenic Telecommunication Organization SA               25
       16,501      KPN NV                                              711,789
       14,000      Mannesmann AG                                     1,514,339
        3,290  (a) (b)Panafon SA                                        58,932
       11,180  (a) Sonera Group Oyj                                    160,380
          600  (a) Swisscom AG                                         201,962
      141,900      Telecom Italia SPA                                1,149,309
                    Total                                            5,257,072
                   UTILITIES - ELECTRICAL & GAS-0.9%
       22,000      Endesa SA                                           573,814
                   WHOLESALE & INTERNATIONAL TRADE-0.8%
        5,600      Rexel SA                                            502,004
                   TOTAL COMMON STOCKS (IDENTIFIED COST
                   $56,833,955)                                     61,895,796
(C)REPURCHASE AGREEMENT-0.2%

     $105,000      Westdeutsche Landesbank
                   Girozentrale, 5.35%, dated 11/30/1998,

                   due 12/1/1998 (AT AMORTIZED COST)                   105,000
                     TOTAL (IDENTIFIED COST $56,938,955)(D)     $   62,000,796


 (a) Non-income producing security.

 (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, these securities amounted to $882,663 which represents 1.4% of net assets.

 (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (d) The cost of investments for federal tax purposes amounts to $56,957,150. The net unrealized appreciation of investments on a federal tax basis amounts to $5,043,646 which is comprised of $6,929,437 appreciation and $1,885,791 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($60,921,650) at November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998


ASSETS:
Total investments in securities, at value
(identified cost $56,938,955 and tax cost
$56,957,150)                                                              $ 62,000,796
Cash                                                                               514
Cash denominated in foreign
currencies (identified cost
$7,971)                                                                          7,914
Income receivable                                                              106,290
Receivable for investments
sold                                                                         1,443,296
Receivable for shares sold                                                     583,659
Deferred organizational costs                                                   24,102
Total assets                                                                64,166,571
LIABILITIES:

Payable for investments

purchased                                             $ 2,162,610
Payable for shares redeemed                             1,006,280
Net payable for foreign
currency exchange contracts                                   318
Payable for taxes withheld                                  4,959
Accrued expenses                                           70,754
Total liabilities                                                            3,244,921
NET ASSETS for 3,884,002
shares outstanding                                                        $ 60,921,650
Net Assets Consist of:

Paid in capital                                                           $ 53,621,246
Net unrealized appreciation of
investments and translation of
assets and liabilities in
foreign currency transactions                                                5,061,815
Accumulated net realized gain
on investments and foreign
currency transactions                                                        2,238,589
Total Net Assets                                                          $ 60,921,650
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($40,542,955 /
2,567,263 shares outstanding)                                                  $15.79
Offering Price Per Share (100/
94.50 of $15.79)*                                                              $16.71
Redemption Proceeds Per Share                                                  $15.79
CLASS B SHARES:
Net Asset Value Per Share ($17,952,299 /
1,159,450 shares outstanding)                                                  $15.48
Offering Price Per Share                                                       $15.48
Redemption Proceeds Per Share
(94.50/100 of $15.48)*                                                         $14.63
CLASS C SHARES:
Net Asset Value Per Share
($2,426,396 / 157,289 shares
outstanding)                                                                   $15.43
Offering Price Per Share                                                       $15.43
Redemption Proceeds Per Share
(99.00/100 of $15.43)*                                                          $15.28


 *  See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $105,686)                                                       $   778,606
Interest                                                                              142,440
Total income                                                                          921,046
EXPENSES:

Investment advisory fee                                           $   441,392
Administrative personnel and
services fee                                                          185,000
Custodian fees                                                         70,789
Transfer and dividend disbursing agent fees and

expenses                                                               89,692
Directors' fees                                                         1,532
Auditing fees                                                          21,692
Legal fees                                                              3,123
Portfolio accounting fees                                              82,701
Distribution services fee-

Class B Shares                                                         86,339
Distribution services fee-
Class C Shares                                                         12,377
Shareholder services fee-Class
A Shares                                                               77,432
Shareholder services fee-Class
B Shares                                                               28,780
Shareholder services fee-Class
C Shares                                                                4,126
Share registration costs                                               41,353
Printing and postage                                                   26,540
Insurance premiums                                                      3,301
Taxes                                                                   1,350
Miscellaneous                                                          16,919
Total expenses                                                      1,194,438
Waivers and reimbursements-
Waiver of investment
advisory fee                                       $ (203,004)
Reimbursement of other
operating expenses                                    (78,624)
Total waivers and
reimbursements                                                       (281,628)
Net expenses                                                                          912,810
Net investment income                                                                   8,236
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on
investments and foreign
currency transactions                                                               2,230,667
Net change in unrealized appreciation of
investments and translation of assets and
liabilities in foreign currency                                                     3,436,370
Net realized and unrealized gain on investments
and foreign currency transactions                                                   5,667,037
Change in net assets
resulting from operations                                                         $ 5,675,273


(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                          YEAR ENDED

                                                          NOVEMBER 30,
                                                 1998                 1997

INCREASE (DECREASE) IN NET

ASSETS:
OPERATIONS-

Net investment income                       $       8,236         $      40,335
Net realized gain on
investments and foreign
currency transactions
($2,436,500 and $775,804,
respectively, as computed for

federal tax purposes)                           2,230,667               706,296
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                        3,436,370             1,254,529
Change in net assets
resulting from operations                       5,675,273             2,001,160
DISTRIBUTIONS TO SHAREHOLDERS-

Distributions from net
investment income

Class A Shares                                          -               (33,183)
Class B Shares                                          -                (8,052)
Class C Shares                                          -                (1,338)
Distributions from net
realized gains on investments
and foreign currency
transactions
Class A Shares                                   (537,759)             (131,318)
Class B Shares                                   (185,127)              (41,600)
Class C Shares                                    (23,411)               (6,086)
Change in net assets
resulting from
distributions to
shareholders                                     (746,297)             (221,577)
SHARE TRANSACTIONS-

Proceeds from sale of shares                   99,816,917            39,304,669
Net asset value of shares
issued to shareholders in
payment of distributions
declared                                          675,579               176,299
Cost of shares redeemed                       (68,056,951)          (22,413,018)
Change in net assets
resulting from share
transactions                                   32,435,545            17,067,950
Change in net assets                           37,364,521            18,847,533
NET ASSETS:

Beginning of period                            23,557,129             4,709,596
End of period                               $  60,921,650         $  23,557,129


 (See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          YEAR ENDED NOVEMBER 30,
                                                1998               1997         1996(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                                          $13.33             $11.80               $10.00
INCOME FROM INVESTMENT

OPERATIONS

Net investment income                             0.04               0.06 (d)             0.14
Net realized and unrealized
gain on investments and
foreign currency                                  2.84               1.93                 1.66
 Total from investment

operations                                        2.88               1.99                 1.80
LESS DISTRIBUTIONS
Distributions from net
investment income                                    -              (0.09)                   -
Distributions from net
realized gain on investments
and foreign currency
transactions                                     (0.42)             (0.37)                   -
 Total distributions                             (0.42)             (0.46)                   -
NET ASSET VALUE, END OF PERIOD                  $15.79             $13.33               $11.80
TOTAL RETURN(B)                                  22.13%             17.54%               18.00%
RATIOS TO AVERAGE NET ASSETS

Expenses                                          1.85%              1.91%                1.75% *
Net investment income                             0.24%              0.50%                1.60% *
Expense waiver/

reimbursement(c)                                  0.63%              2.79%               11.10% *
SUPPLEMENTAL DATA
Net assets, end of period

(000 omitted)                                   $40,543           $17,008                 $3,318
Portfolio turnover                                  175%              119%                  58%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                       YEAR ENDED NOVEMBER 30,
                                                1998            1997         1996(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                                        $13.18          $11.74               $10.00
INCOME FROM INVESTMENT

OPERATIONS

Net investment income/(net

operating loss)                                (0.00)(d)      (0.03) (e)             0.01
Net realized and unrealized
gain on investments and
foreign currency                                2.72             1.91                 1.73
 Total from investment

operations                                      2.72             1.88                 1.74
LESS DISTRIBUTIONS
Distributions from net
investment income                                  -            (0.07)                   -
Distributions from net
realized gain on investments
and foreign currency
transactions                                   (0.42)           (0.37)                   -
 Total distributions                           (0.42)          (0.44)                   -
NET ASSET VALUE, END OF PERIOD                $15.48           $13.18               $11.74
TOTAL RETURN(B)                                21.14%           16.61%               17.40%
RATIOS TO AVERAGE NET ASSETS

Expenses                                        2.60%            2.66%                2.50% *
Net investment income/(net
operating loss)                                (0.51% )         (0.25% )              0.08% *
Expense waiver/

reimbursement(c)                                0.63%            2.79%               11.10% *
SUPPLEMENTAL DATA
Net assets, end of period

(000 omitted)                                $17,952           $5,781               $1,215
Portfolio turnover                               175%             119%                  58%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

 (d) Per share amount does not round to $(0.01).

 (e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          YEAR ENDED NOVEMBER 30,
                                                1998               1997         1996(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                                        $13.15        $11.73                $10.00
INCOME FROM INVESTMENT

OPERATIONS

Net investment income/(net

operating loss)                                (0.00) (d)    (0.03) (e)             0.01
Net realized and unrealized
gain on investments and
foreign currency                                2.70          1.90                  1.72
 Total from investment

operations                                      2.70          1.87                  1.73
LESS DISTRIBUTIONS
Distributions from net
investment income                                  -         (0.08)                    -
Distributions from net
realized gain on investments
and foreign currency
transactions                                   (0.42)        (0.37)                    -
 Total distributions                           (0.42)        (0.45)                    -
NET ASSET VALUE, END OF PERIOD                $15.43        $13.15                $11.73
TOTAL RETURN(B)                                21.03%        16.55%                17.30%
RATIOS TO AVERAGE NET ASSETS

Expenses                                        2.60%         2.66%                 2.50% *
Net investment income/(net
operating loss)                                (0.51) %      (0.23) %               0.09% *
Expense waiver/

reimbursement(c)                                0.63%         2.79%                11.06% *
SUPPLEMENTAL DATA
Net assets, end of period

(000 omitted)                                 $2,426          $768                  $176
Portfolio turnover                               175%          119%                   58%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

 (d) Per share amount does not round to $(0.01).

 (e) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Foreign and domestic equity securities, are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

           INCREASE/(DECREASE)

                      ACCUMULATED DISTRIBUTIONS

ACCUMULATED NET              IN EXCESS OF
REALIZED GAIN           NET INVESTMENT INCOME

    $(21,127)                   $21,127

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency-denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1998, the Fund had outstanding foreign currency commitments as set forth below:


                                                                                   UNREALIZED

                             CONTRACTS TO         IN EXCHANGE      CONTRACTS       APPRECIATION

SETTLEMENT DATE            DELIVER/RECEIVE            FOR           AT VALUE      (DEPRECIATION)

Contracts Purchased:

12/1/98                 104,744 Pound Sterling      $174,189        $172,770          ($1,419)
12/1/98                 16,779,000 Greek Drachma      58,771          58,932              161
Contract Sold:

12/2/98                 458,541 Pound Sterling      $757,280        $756,340         $    940
Net unrealized
depreciation
on Foreign
Exchange Contracts                                                                    $  (318)

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:

SECURITY                  ACQUISITION DATE       ACQUISITION COST
JOT Automation Group Oyj   09/09/1998                 $256,986
Norwich Union PLC          10/20/1998                  403,298
Panafon SA                 11/20/1998                   59,572

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                NUMBER OF PAR VALUE

CLASS NAME                    CAPITAL STOCK AUTHORIZED
Class A Shares                            100,000,000
Class B Shares                            100,000,000
Class C Shares                            100,000,000
Total                                     300,000,000

Transactions in capital stock were as follows:


                                                                 YEAR ENDED NOVEMBER 30,
                                                     1998                             1997

CLASS A SHARES                           SHARES                AMOUNT           SHARES               AMOUNT
Shares sold                             3,402,428           $  52,837,745      2,044,836           $  26,359,674
Shares issued to shareholders
in payment of distributions
declared                                   35,977                 481,005         10,569                 121,753
Shares redeemed                        (2,147,001)            (33,498,819)    (1,060,707)            (14,036,778)
Net change resulting from
Class A Share transactions              1,291,404          $   19,819,931        994,698           $  12,444,649

                                                                 YEAR ENDED NOVEMBER 30,
                                                     1998                             1997

CLASS B SHARES                           SHARES                AMOUNT           SHARES                 AMOUNT
Shares sold                             1,811,616           $  27,679,163        658,177           $   8,379,795
Shares issued to shareholders
in payment of distributions
declared                                   13,211                 174,502          4,112                  47,162
Shares redeemed                        (1,104,050)            (16,670,573)      (327,141)             (4,302,291)
Net change resulting from
Class B Share transactions                720,777           $  11,183,092        335,148           $   4,124,666

                                                                 YEAR ENDED NOVEMBER 30,
                                                     1998                             1997

CLASS C SHARES                           SHARES                AMOUNT             SHARES              AMOUNT
Shares sold                             1,284,262           $  19,300,009        357,054           $   4,565,199
Shares issued to shareholders
in payment of distributions
declared                                    1,523                  20,072            643                   7,385
Shares redeemed                        (1,186,882)            (17,887,559)      (314,313)             (4,073,949)
Net change resulting from
Class C Share transactions                 98,903           $   1,432,522         43,384           $     498,635
Net change resulting from
share transactions                      2,111,084           $  32,435,545      1,373,230           $  17,067,950

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                    PERCENTAGE OF
                    AVERAGE DAILY

SHARE CLASS NAME    NET ASSETS OF CLASS
Class A Shares          0.25%
Class B Shares          0.75%
Class C Shares          0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 1998, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund paid $11,107 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES    $105,122,828
SALES       $  73,773,790

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:

                      PERCENTAGE OF

COUNTRY                NET ASSETS
Finland                    3.3%
France                    22.2%
Germany                    6.3%
Greece                     0.1%
Ireland                    0.8%
Italy                     17.1%
Netherlands                6.0%
Norway                     2.1%
Spain                      8.0%
Sweden                     2.1%
Switzerland                6.6%
United Kingdom            27.2%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8.SUBSEQUENT EVENT

On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp.
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487861
Cusip 981487853
Cusip 981487846
G01979-01 (1/99)

[Graphic]

 [Graphic]
 Federated Investors

Federated
Global Equity Income Fund

1st Annual Report
November 30, 1998

ESTABLISHED 1998

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Global Equity Income Fund was created in 1998, and I am pleased to present its first Annual Report. This report covers the period from October 27, 1998, the date of inception, through November 30, 1998. It begins with an interview with the fund's portfolio manager, Richard J. Lazarchic, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion covering the fund's objective and strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The fund is managed for long-term growth of capital, and offers shareholders significant opportunities for capital appreciation and high income by investing in good income-producing stocks from around the world.* Income is an extremely important-and often unnoticed-component of stock returns. Over the past 20 years, dividend income has accounted for more than half of the total returns produced by U.S. stocks, as measured by the Standard & Poor's ("S&P") 500 Index.**

Dividend-paying stocks also tend to offer a greater measure of stability than stocks that do not pay dividends because they are issued by more established companies. Dividends can help cushion declines in share price during periods of stock market volatility. Many established, growing companies-U.S. and international alike-are currently paying dividends that exceed the rate of inflation.

Of course, when it comes to performance, it is important to remember that the true measure of this fund's performance will be clearly in years rather than months. There will be periods of short-term fluctuation and negative as well as positive returns.

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** The S&P 500 Index is an unmanaged index comprised of stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

For the period from October 27, 1998 (date of initial public investment) to November 30, 1998, the fund's Class A Shares produced a cumulative total return of 5.50%.***

We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.+

Thank you for your investment in Federated Global Equity Income Fund and for the confidence you have placed in our firm.

Sincerely,
[Graphic]

Richard B. Fisher
President
January 15, 1999

 *** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A Shares was (0.28%).

 + Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

INVESTMENT REVIEW

[Graphic]
Richard J. Lazarchic, CFA
Vice President
Federated Global
Investment

Management Corp.

[Graphic]

WHAT DOES FEDERATED GLOBAL EQUITY INCOME FUND OFFER TO INVESTORS?

This new fund gives investors very broad opportunities for capital appreciation and high income by investing in 60-80 mainly income-producing stocks around the world. We seek companies whose financial results tend to be more stable than average, and which can offer the potential for above-average dividend yield along with capital appreciation as they continue to grow.

[Graphic]

INCOME IS A KEY OBJECTIVE OF THE FUND. HOW SIGNIFICANT A ROLE CAN
INCOME PLAY IN AN EQUITY FUND?

While rises and declines in stock prices tend to make all the headlines, income has historically counted for more than half of all stock gains. Over the past 20 years, dividend income has accounted for 59% of the total returns provided by U.S. stocks, as measured by the S&P 500 Index.

Companies that emphasize paying regular dividends tend to be more established than those that do not, and dividends can help cushion stock market declines. Many established, growing companies-both in the U.S. and abroad-are currently paying dividends that exceed the rate of inflation.*

[Graphic]

WHEN INVESTORS THINK OF EQUITY INCOME, THEY INVARIABLY THINK OF
U.S. HOLDINGS. WHAT ARE THE ADVANTAGES OF A GLOBAL APPROACH?

Historically, U.S. and foreign stocks have not risen and fallen in lock step. That is why investing in both can help reduce a portfolio's volatility. More specifically, emerging markets, newer economies, favorable government policies and entrepreneurial aggressiveness have fueled the growth of non-U.S. markets and repositioned investment opportunities. Many of the equity markets outside of the U.S. currently offer more attractive dividend yields.

 * Source: S&P 500 Index, U.S. Bureau of Labor Statistics

[Graphic]

HOW DO YOU MANAGE RISK WHILE SELECTING STOCKS FOR THE FUND?

Diversification is always an important risk-reducing tool. Other than the U.S., the fund will not typically invest more than 40% of its assets in any one country. Assets are always invested in at least three countries, however, we can select international investments from a universe of 45 countries.

As with all of Federated's funds, we use strict "buy and sell" disciplines, and a bottom-up investment approach in which the selection of individual stocks drives the fund's performance, rather than focusing on a particular sector, industry, country or region. Federated Global Equity Income Fund invests in a broad range of holdings in terms of both capitalizations and lines of business. This type of diversification can also lower the fund's volatility. Firms may be virtually any size, because a firm considered small in the U.S. may be relatively large in a country such as Ecuador. The ability to invest in both developed and emerging markets may also allow for more balance, as these markets have moved in different directions in the past.

The stock selection process begins with a screen of the stock universe for value relative to a stock's historical ability to pay a steady dividend. We further narrow this universe by using secondary determinants such as earnings estimates revisions and price momentum. Finally, we use fundamental research to determine the companies' ability to continue to pay high dividends.

[Graphic]

WHAT IS THE FUND'S PRIMARY BENCHMARK, AND HOW HAS IT PERFORMED?

The fund's benchmark is the Morgan Stanley Capital International World Equity Index ("MSCI-WE"),** which has produced strong one-year, three-year, five-year and ten-year total returns of 17.83%, 14.66%, 14.74%, and 10.27%, respectively, as of November 30, 1998. In its first month of operation, the fund's Class A Shares achieved a total return of 5.50%.+

[Graphic]

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1998, AND HOW WERE THE ASSETS ALLOCATED AMONG DIFFERENT COUNTRIES?


NAME                   COUNTRY      INDUSTRY               PERCENTAGE OF
                                                             NET ASSETS

General Electric Co.     U.S.       Multi-Industry             4.08%
Lucent                              Telecommunications         3.19%

 Technologies, Inc.      U.S.        Equipment

Microsoft Corp.          U.S.       Business & Public          2.91%
                                     Services
MCI Worldcom, Inc.       U.S.       Telecommunications         2.82%
International            U.S.       Data Processing            2.62%

 Business                            & Reproduction
 Machines Corp.

Citigroup, Inc.          U.S.       Financial Services         2.58%
Ameritech Corp.          U.S.       Telecommunications         2.55%
GTE Corp.                U.S.       Telecommunications         2.53%
Peco Energy Co.          U.S.       Utilities-Electrical       2.45%
                                     & Gas

Cisco Systems, Inc.      U.S.       Telecommunications         2.32%
                                     Equipment

TOTAL                                                         28.05%

 ** The MSCI-WE is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand, and the Far East comprising approximately 1,482 securities with values expressed in U.S. dollars. Investments cannot be made in an index.

 + Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the reporting period, based on offering price, (i.e., less any applicable sales charge), for Class
A Shares was (0.28%).

As the top ten holdings indicate, the majority of the fund's assets were allocated to U.S. companies. The following shows how all of the fund's assets were allocated:


COUNTRY               PERCENTAGE OF
                       NET ASSETS

United States            70.8%
United Kingdom            6.8%
Spain                     4.0%
France                    3.3%
Italy                     2.5%
Switzerland               1.9%
Canada                    1.7%
Sweden                    1.5%
Germany                   1.4%
Ireland                   1.2%
Greece                    0.1%

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT PURCHASES?

Our recent purchases included the following:

FRONTIER CORPORATION (1.28% of net assets)-Frontier has expanded from an independent local telecommunications provider in upstate New York to become the nation's 11th largest long-distance carrier. It boasts a growing presence in the competitive local exchange carrier, enterprise data, and internet markets.

TELECOM ITALIA (1.72% of net assets)-Telecom Italia is the main telecommunications company in Italy. Telecom Italia controls the separately listed Italian cellular operator Telecom Italia Mobile and competes with Omnitel Pronto Italia, which is controlled by Mannesmann/Olivetti.

DIEBOLD, INC. (1.82% of net assets)-Diebold is a leading U.S. supplier of ATM machines, and is also a major vendor and servicer of electronics and physical security systems. After a tough selling environment in the first half of 1998, the company has recently seen orders for its products increase in every geographic region and its backlog of orders grow by 13%. Furthermore, the aggressive cost-cutting that accompanied this rebound in sales growth decreased operating expenses by 9%. Diebold maintains a strong balance sheet-no debt and $58 million in cash-and has a history of increasing its dividend payments.

[Graphic]

ULTIMATELY, HOW DOES FEDERATED GLOBAL EQUITY INCOME FUND FIT INTO AN INVESTOR'S PORTFOLIO?

This fund can be an ideal choice for investors looking for income potential and capital appreciation-not only in the U.S. but also overseas. It is a relatively conservative way to add international equity exposure to a portfolio.

[Graphic]

WHAT IS YOUR OUTLOOK FOR EQUITY INCOME STOCKS GOING INTO 1999?

We maintain a positive outlook for equity income stocks in 1999.
Dividend-paying companies generally have both more mature businesses and more stable cash flows than their high-growth, high-risk brethren. Their inherent financial stability helps to insulate them from tumultuous events in the global economy.

WHERE IN THE WORLD SHOULD
YOU INVEST?

[Graphic] FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic] FEDERATED EMERGING MARKETS FUND
[Graphic] FEDERATED EUROPEAN GROWTH FUND
[Graphic] FEDERATED GLOBAL EQUITY INCOME FUND
[Graphic] FEDERATED GLOBAL FINANCIAL SERVICES FUND
[Graphic] FEDERATED INTERNATIONAL EQUITY FUND
[Graphic] FEDERATED INTERNATIONAL GROWTH FUND
[Graphic] FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic] FEDERATED INTERNATIONAL INCOME FUND
[Graphic] FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic] FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic] FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU

INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED GLOBAL EQUITY INCOME FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GLOBAL EQUITY INCOME FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Global Equity Income Fund (Class A Shares) (the "Fund") from October 27, 1998 (start of performance), to November 30, 1998, compared to the Morgan Stanley Capital International World Equity

Index (MSCI-WE)+.

[Graphic representation omitted.  Please see Appendix A12]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WE has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The MSCI-WE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED GLOBAL EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


SHARES                                                   VALUE

COMMON STOCKS-95.4%

               BANKING-8.3%

    15,000     Allied Irish Banks PLC               $    231,973
     4,600     BankAmerica Corp.                         299,862
     3,000     First Virginia Banks, Inc.                134,625
     5,200     Fleet Financial Group, Inc.               216,775
     4,200     Mellon Bank Corp.                         264,338
     5,500     SouthTrust Corp.                          202,125
     5,000     Summit Bancorp                            209,063
               Total                                   1,558,761
               BUSINESS & PUBLIC SERVICES-2.9%

     4,500  (a)Microsoft Corp.                           549,000
               CELLULAR TELEPHONE-0.8%
    24,000     Telecom Italia Mobile SPA                 157,166
               DATA PROCESSING & REPRODUCTION-2.6%

     3,000     International Business Machines Corp.     495,000
               ELECTRICAL & ELECTRONICS-1.8%

    10,000     Diebold, Inc.                             343,750
               ELECTRIC UTILITY-1.1%
     5,000     DQE, Inc.                                 205,312
               ELECTRONIC COMPONENTS, INSTRUMENTS-2.0%

     3,500     Intel Corp.                               376,687
               FINANCIAL SERVICES-3.5%
     9,700     Citigroup, Inc                            486,819
     7,000     United Asset Management Corp.             177,188
               Total                                     664,007
               HEALTH & PERSONAL CARE-5.9%

     6,200     American Home Products Corp.              330,150
     3,500     Bristol-Myers Squibb Co.                  428,969
       190     Novartis                                  356,514
               Total                                   1,115,633

FEDERATED GLOBAL EQUITY INCOME FUND


SHARES                                       VALUE

COMMON STOCKS-CONTINUED

               INSURANCE-4.6%

       750     Allianz AG                          $     269,902
     3,000     American International Group, Inc.        282,000
     2,500     Axa                                       322,980
               Total                                     874,882

               MERCHANDISING-1.1%

     4,000     Home Depot, Inc.                          199,000
               MULTI-INDUSTRY-5.6%
     8,500     General Electric Co.                      769,250
     1,500     Suez Lyonnaise des Eaux                   296,087
               Total                                   1,065,337
               NATURAL GAS DISTRIBUTION-3.8%

     8,500     Coastal Corp.                             296,437
     4,200     Consolidated Natural Gas Co.              228,112
     4,500     K N Energy, Inc.                          196,875
               Total                                     721,424

               RAILROADS-1.9%

    12,900     Railtrack Group PLC                       353,851
               REAL ESTATE-1.4%
     3,800     Boston Properties, Inc.                   119,937
     4,000     Spieker Properties, Inc.                  144,500
               Total                                     264,437

               TELECOMMUNICATIONS-27.3%

     8,800     Ameritech Corp.                           476,300
     9,000     BCE, Inc.                                 320,062
     5,800     Bell Atlantic Corp.                       322,625
     5,000     BellSouth Corp.  436,250

    10,000     British Telecommunications PLC            136,987
     1,000     British Telecommunications PLC, ADR       138,250

    19,500  (a)COLT Telecom Group PLC                    254,741
     8,000     Frontier Corp.                            241,000
     7,700     GTE Corp.                                 477,400

FEDERATED GLOBAL EQUITY INCOME FUND


SHARES                                       VALUE

COMMON STOCKS-CONTINUED
               TELECOMMUNICATIONS-CONTINUED

     9,000  (a)MCI Worldcom, Inc.                   $    531,000
     1,030  (b)Panafon Hellenic Telecom SA                18,450
     7,000     SBC Communications, Inc.                  335,563
    40,000     Telecom Italia SPA                        323,977
     8,200     Telefonica SA                             385,147
     5,000     U.S. West, Inc.                           311,250
    28,000     Vodafone Group PLC                        413,352
               Total                                   5,122,354
               TELECOMMUNICATIONS EQUIPMENT-7.0%
     5,800  (a)Cisco Systems, Inc.                       437,175
     7,000     Lucent Technologies, Inc.                 602,438
    10,000     Telefonaktiebolaget LM Ericsson           277,710
               Total                                   1,317,323
               UTILITIES - ELECTRICAL & GAS-13.8%
     5,700     CMS Energy Corp.                          277,875
    14,000     Endesa SA                                 365,154
     6,000     GPU, Inc.                                 262,875
     5,700     P G & E Corp.                             176,344
    11,500     Peco Energy Co.                           461,438
     9,000     Pinnacle West Capital Corp.               410,063
     7,700     Texas Utilities Co.                       343,131
     8,000     Unicom Corp.                              301,500
               Total                                   2,598,380

               TOTAL COMMON STOCKS

               (IDENTIFIED COST $17,023,119)          17,982,304


FEDERATED GLOBAL EQUITY INCOME FUND

PRINCIPAL

AMOUNT                                       VALUE

REPURCHASE AGREEMENT(C)-5.1%

$  970,000     Westdeutsche Landesbank
               Girozentrale, 5.35%,
               dated 11/30/1998, due 12/1/1998

               (AT AMORTIZED COST)                  $   970,000
               TOTAL INVESTMENTS
               (IDENTIFIED COST $17,993,119)(D)    $ 18,952,304


  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, this security amounted to $18,450 which represents 0.1% of net assets.

  (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (d) The cost of investments for federal tax purposes amounts to $17,993,119. The net unrealized appreciation of investments on a federal tax basis amounts to $959,185 which is comprised of $994,929 appreciation and $35,744 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($18,858,511) at November 30, 1998.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$17,993,119)                                 $ 18,952,304
Cash                                                3,230
Net receivable for foreign
currency exchange contracts                            50
Income receivable                                  12,059
Total assets                                   18,967,643
LIABILITIES:

Payable for investments
purchased                         $ 18,450
Payable for taxes withheld             271
Accrued expenses                    90,411
Total liabilities                                 109,132
NET ASSETS for 1,786,951
shares outstanding                           $ 18,858,511
NET ASSETS CONSIST OF:

Paid in capital                              $ 17,869,515
Net unrealized appreciation of
investments and translation of
assets and liabilities in
foreign currency                                  959,431
Accumulated net realized gain
on investments and foreign
currency transactions                              10,176
Undistributed net investment
income                                             19,389
Total net assets                             $ 18,858,511
NET ASSET VALUE, OFFERING
PRICE, AND REDEMPTION PROCEEDS
PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($18,858,300 / 1,786,931
shares outstanding)                                $10.55
Offering Price Per Share
(100/94.50 of $10.55)*                             $11.16
Redemption Proceeds Per Share                      $10.55
CLASS B SHARES:
Net Asset Value Per Share
($105.50 / 10 shares
outstanding)**                                     $10.55
Offering Price Per Share                           $10.55
Redemption Proceeds Per Share
(94.50/100 of $10.55)*                              $9.97
CLASS C SHARES:
Net Asset Value Per Share
($105.50 / 10 shares
outstanding)**                                     $10.55
Offering Price Per Share                           $10.55
Redemption Proceeds Per Share
(99.00/100 of $10.55)*                             $10.44

 * See "What Do Shares Cost?" in the Prospectus.

 ** Income and expenses have been accrued on initial share capital.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL EQUITY INCOME FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1998(A)


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $271)                                       $  13,263
Interest                                                         29,129
Total income                                                     42,392
EXPENSES:

Investment advisory fee                         $  14,621
Administrative personnel and
services fee                                       15,205
Custodian fees                                      3,500
Transfer and dividend
disbursing agent fees and
expenses                                            6,740
Directors'/Trustees' fees                             500
Auditing fees                                      14,000
Legal fees                                            500
Portfolio accounting fees                           6,525
Distribution services fee-
Class A Shares                                      4,342
Shareholder services fee-Class
A Shares                                            4,342
Share registration costs                           15,400
Printing and postage                               10,000
Taxes                                               1,380
Miscellaneous                                       8,300
Total expenses                                    105,355
Waivers and reimbursements-
Waiver of investment
advisory fee                        $(14,621)
Reimbursement of other
operating expenses                   (56,000)
Total waivers and reimbursements                  (70,621)
Net expenses                                                     34,734
Net investment income                                             7,658
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                            21,907
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                                        959,431
Net realized and unrealized
gain on investments and
foreign currency                                                981,338
Change in net assets
resulting from operations                                     $ 988,996

  (a) Reflects operations for the period from October 27, 1998 (date of initial public investment) to November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL EQUITY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                PERIOD ENDED

                                                NOVEMBER 30,
                                                1998(A)

INCREASE (DECREASE) IN NET

ASSETS:
OPERATIONS-

Net investment income                          $      7,658
Net realized gain on investments and foreign
currency transactions ($10,176 as computed
for federal tax purposes)                            21,907
Net change in unrealized appreciation of
investments and translation of assets and
liabilities in foreign currency                     959,431
Change in net assets resulting from
operations                                          988,996
SHARE TRANSACTIONS-
Proceeds from sale of shares                     17,871,433
Cost of shares redeemed                              (2,218)
Change in net assets resulting from share
transactions                                     17,869,215
Change in net assets                             18,858,211
NET ASSETS:
Beginning of period                                     300
End of period (including undistributed net
investment income of $19,389)                  $ 18,858,511

  (a) Reflects operations for the period from October 27, 1998 (date of initial public investment) to November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           PERIOD ENDED

                                           NOVEMBER 30,
                                              1998(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                                        $10.00

INCOME FROM INVESTMENT

OPERATIONS

Net investment income                           0.01
Net realized and unrealized gain on
investments and foreign currency                0.54
Total from investment operations                0.55
NET ASSET VALUE, END OF PERIOD                $10.55
TOTAL RETURN(B)                                 5.50%
RATIOS TO AVERAGE NET ASSETS
Expenses                                        2.00%*
Net investment income                           0.44%*
Expense waiver/reimbursement(c)                 4.07%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)      $18,858
Portfolio turnover                                 3%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Global Equity Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund's objective is to provide capital appreciation and above-average income. As of November 30, 1998, Class B and Class C Shares have not been sold to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

            INCREASE/(DECREASE)
ACCUMULATED NET           UNDISTRIBUTED NET
REALIZED GAIN             INVESTMENT INCOME

  $(11,731)                   $11,731

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1998, the Fund had an outstanding foreign currency commitment as set forth below:


                    CONTRACT TO              IN EXCHANGE  CONTRACT AT    UNREALIZED
SETTLEMENT DATE      RECEIVE                    FOR         VALUE       APPRECIATION
Contract Purchased:

12/1/1998           5,253,000 Greek Drachma   $18,399       $18,449          $50

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998, is as follows:

SECURITY                      AQUISITION DATE   AQUISTION COST
Panafon Hellenic Telecom SA      11/20/1998         $18,650

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                NUMBER OF PAR
                                 VALUE CAPITAL

CLASS NAME                      STOCK AUTHORIZED
Class A Shares                    100,000,000
Class B Shares                    100,000,000
Class C Shares                    100,000,000
TOTAL                             300,000,000

                             INITIAL SHARE CAPITAL

CLASS NAME                     SHARES    AMOUNT
Class A Shares                  10        $100
Class B Shares                  10         100
Class C Shares                  10         100
TOTAL                           30        $300


Transactions in capital stock were as follows:


                                                PERIOD ENDED

                                             NOVEMBER 30, 1998(A)

CLASS A SHARES                          SHARES               AMOUNT
Shares sold                             1,787,143          $ 17,871,433
Shares redeemed                              (222)               (2,218)
Net change resulting from
Class A Share transactions              1,786,921          $ 17,869,215

  (a) For the period from October 27, 1998 (date of initial public investment) to November 30, 1998.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF
                            AVERAGE DAILY

SHARE CLASS NAME         NET ASSETS OF CLASS
Class A Shares                   0.25%
Class B Shares                   0.75%
Class C Shares                   0.75%

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

PURCHASES     $17,464,260
SALES       $     451,317

6. CONCENTRATION OF CREDIT RISK

Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:

COUNTRY                PERCENTAGE OF
                        NET ASSETS

Canada                    1.7%
France                    3.3%
Germany                   1.4%
Greece                    0.1%
Ireland                   1.2%
Italy                     2.5%
Spain                     4.0%
Sweden                    1.5%
Switzerland               1.9%
United Kingdom            6.9%
United States            70.8%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8.  SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment Management

Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Equity Income Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period from October 27, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Equity Income Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations, the changes in its net assets and financial highlights for the period from October 27, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

 Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM
 Cusip 981487697

Cusip 981487689
Cusip 981487671
G02336-04 (1/99)

[Graphic]

[Graphic]

Federated Investors

Federated Global
Financial Services Fund

1st Annual Report
November 30, 1998

ESTABLISHED 1998

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its first Annual Report. This report covers the period from September 30, 1998, the fund's date of inception through November 30, 1998. It begins with an interview with the fund's portfolio manager, Marc Halperin, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion, which covers the fund's objective and strategy, and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

This fund offers investors the opportunity for capital appreciation and dividend growth by investing in financial services companies-including banks, insurance companies, brokerage firms and asset management companies-across as many as five different financial environments including the U.S., Asia, Europe, Latin America, and Eastern Europe. The fund may be ideal for investors seeking some international exposure but not willing to take the risks associated with investing exclusively outside of the U.S.*

Federated Global Financial Services Fund offers investors a unique opportunity within the mutual fund universe. It is one of only a few funds to invest in the global financial services sector. We feel that this is the right time for such a fund because the financial services sector is evolving and experiencing rapid growth-and the majority of financial services are actually based outside of the U.S.

The fund's performance was highly positive over its first two months of operation. Of course, when it comes to performance, it is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation and negative as well as positive returns.

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the period, since the fund's inception date of September 30, 1998, follows.**

                    TOTAL RETURN   NET ASSET VALUE INCREASE
Class A Shares         19.90%      $10.00 to $11.99 = 19.90%
Class B Shares         19.80%      $10.00 to $11.98 = 19.80%
Class C Shares         19.80%      $10.00 to $11.98 = 19.80%

Please take this opportunity to examine the fund's investment review. We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.***

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

 ** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 13.33%, 14.30%, and 18.80%, respectively.

 *** Systematic investing does not ensure a profit or protect against losses in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

INVESTMENT REVIEW

[Graphic]

Marc Halperin
Vice President
Federated Global

Investment Management Corp.

[Graphic]

FEDERATED GLOBAL FINANCIAL SERVICES FUND IS ONE OF THE FIRST MUTUAL FUNDS TO GIVE INVESTORS ACCESS TO GLOBAL FINANCIAL SERVICES
SECURITIES. WHAT DOES THIS SECTOR OFFER TO INVESTORS?

The financial services sector is evolving rapidly worldwide, and wherever there is change, there is opportunity. Today's financial markets offer an unprecedented opportunity for well-positioned banks, brokerages, insurance firms, and related businesses around the world. Federated's experienced money managers can invest in companies that are uniquely well-positioned in changing markets. For example, as the new European Union currency takes shape as of January 1, 1999, 11 currencies and interest rates will become one currency, the euro, and one interest rate. Hence, banking and related financial institutions may provide significant growth opportunities for the fund.

[Graphic]

WHAT IS THE GROWTH POTENTIAL OF THE GLOBAL FINANCIAL
SERVICES MARKETPLACE?

The net revenue of the global investment and asset management industry-a large segment of the financial services sector-is expected to rise from 1996's $277 billion to $900 billion by 2010.+

[Graphic]

WHY GO BEYOND THE U.S. TO PARTICIPATE IN FINANCIAL
SERVICES OPPORTUNITIES?

The main reason is that the majority of financial services are based outside of the U.S. Today, financial services firms are worth $4.17 trillion worldwide in terms of market capitalization, and of that total, 59% or nearly $2.5 trillion, lies beyond our borders.++

 + Source: Economist Intelligence Unit, USA Today, August 12, 1998.

 ++ Source: Goldman Sachs, August 1998.

[Graphic]

IN WHAT REGIONS DOES THE FUND INVEST?

The fund offers a rare opportunity for significant capital appreciation from five radically different financial environments around the world-U.S., Europe, Latin America, Eastern Europe, and Asia. Because the fund invests in U.S. and foreign stocks, it can be ideal for investors who want some international exposure but are not willing to take on all the risks of investing exclusively outside of the U.S.

[Graphic]

WOULD THIS FUND BE CONSIDERED A SECTOR FUND?

Yes. Federated Global Financial Services Fund invests solely in the financial services sector which includes securities issued by banks, insurance companies, brokerage firms and asset management companies.

[Graphic]

HOW HAS THE GLOBAL FINANCIAL SERVICES SECTOR PERFORMED IN THE PAST?

The fund's benchmark is the Morgan Stanley Capital International All Country World Finance Index.* Its average annual total return for the three-year period ended November 30, 1998 was 11.13%. Its average annual total returns for the calendar years ended December 31, 1997, 1996, and 1995 were 15.46%, 5.80%, and 16.97%, respectively.

 * The Morgan Stanley Capital International All Country World Finance Index is a medium-cap to large-cap unmanaged index comprising the banking, financial services, insurance and real estate industries. It is diversified across 46 countries and more than 400 companies. All values are expressed in U.S. dollars. Investments cannot be made in an index.

[Graphic]

THIS FUND IS UNDERSTANDABLY A LONG-TERM INVESTMENT, BUT HOW HAS IT PERFORMED SINCE ITS INCEPTION DATE OF SEPTEMBER 30, 1998 THROUGH

NOVEMBER 30, 1998?

The fund has produced a very strong total return in its first two months of operation. The total returns, based on net asset value, for Class A, B, and C Shares were 19.90%, 19.80%, and 19.80%, respectively.** We launched the fund at the time when financial services securities were depreciating in value. This enabled us to purchase strong securities at a relatively cheap price; shareholders now enjoy the benefits of appreciating prices.

[Graphic]

HOW ARE THE FUND'S HOLDINGS SELECTED?

We first look at the larger geographic regions to determine where we want to be. Then we move to country specifics-the political situation and the economic environment. Having narrowed our choices down, we select companies in those areas that meet the fund's criteria. As with all Federated funds, we use strict buying and selling disciplines to help control risk. For example, we look for companies with a strong balance sheet and no exposure to emerging markets or derivatives. Ultimately, the investment approach is bottom-up, with holdings chosen primarily for their individual merits and circumstances, rather than according to a specific country or regional weighting formula. The fund is well-diversified, with 72 holdings as of November 30, 1998.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 13.33%, 14.30%, and
18.80%, respectively.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF NOVEMBER 30, 1998 AND
WHAT WERE SOME OF YOUR RECENT PURCHASES?

                                                            PERCENTAGE OF

NAME                   COUNTRY         INDUSTRY              NET ASSETS
Colonial Ltd.          Australia       Financial Services       4.07%
Allianz AG             Germany         Insurance                3.11%
Axa                    France          Insurance                2.98%
HSBC Holdings PLC      Hong Kong       Banking                  2.58%
Citigroup, Inc.        United States   Insurance                2.49%
Zurich Allied AG       Switzerland     Insurance                2.25%
Merita Nordbanken Oyj  Finland         Banking                  2.20%
AEGON N.V.             Netherlands     Insurance                2.19%
National Westminster
Bank, PLC London       United Kingdom  Banking                  2.16%
Chase Manhattan Corp.  United States   Banking                  2.00%
  TOTAL                                                        26.03%

The overall portfolio is overweighted in Europe as we expect this region to experience the most growth over the coming year. In fact, our European focus has and will continue to provide the fund with the opportunity to take advantage of merger and acquisition activity in the European region. Our European holdings include the following companies:

AEGON N.V. (2.19% of net assets) is the largest insurance company in the Netherlands.

AXA (2.98% of net assets) is the largest life insurance company in France that also owns Alliance Capital and Equitable Life in the U.S.

NATIONAL WESTMINSTER BANK, PLC, LONDON (2.16% of net assets) is one of the largest banks in the United Kingdom.

ZURICH ALLIED AG (2.25% of net assets) is a large Swiss bank that owns several U.S. financial services companies including Scudder Kemper Investments Inc. and Farmers Group.

[Graphic]

WHAT DOES THE GLOBAL FINANCIAL MARKETPLACE LOOK LIKE TODAY?

Five key forces are driving this sector's worldwide growth. The world's aging population is demanding more financial services and products; mergers and acquisitions are increasing the value of financial services companies; technology is raising operating efficiency and opportunities for revenue; deregulation is creating more favorable business environments; and the consolidation of fragmented markets is creating a more efficient global marketplace.

In addition, each region is at a distinctly different phase of the business cycle. The U.S. is a mature, relatively stable, market benefiting from numerous consolidations and is one of the top performing regions over the last five years. ASIA, in contrast, is in turmoil, but may offer opportunities to take advantage of the economic unrest. Europe presents a vastly different picture. The European Union convergence has been creating unprecedented opportunities-both in "Euro-bubble" countries like Ireland, Italy, Spain, and Portugal, where interest rates have been dropping, and in core countries like France and Germany. LATIN AMERICA is overshadowed by the Asian crisis affecting emerging markets worldwide, but many of its institutions have strong earnings that may lead the first wave of a turnaround. EASTERN EUROPE has been in the shadow of the Russian market's recent poor performance, but seems likely to surge on positive news of International Monetary Fund loans and promised reforms.

[Graphic]

FINALLY, HOW DOES THIS FUND FIT INTO AN INVESTOR'S PORTFOLIO?

As a specialized fund, it lets investors focus on an industry that may perform well when others are lagging. In times of turmoil, it may be especially advantageous to own a global fund because its diversification can offer a degree of protection.***

As a niche fund, it could be a prudent investment addition to an investor's portfolio. Its broad, global exposure and disciplined management style can help control the inherent risks of international securities and the portfolio's dependence on a single sector. Of course, as with any sector fund, investors should anticipate some volatility.

 *** Foreign investing involves special risks not present in U.S. investments due to factors such as increased volatility, currency fluctuation, and differences in auditing and other financial standards. Also, because this fund invests in a concentrated industry group, it may be more susceptible to any single economic, political, or regulatory event.

FEDERATED GLOBAL FINANCIAL SERVICES FUND
CLASS A SHARES
GROWTH OF $10,000 INVESTED IN FEDERATED
GLOBAL FINANCIAL SERVICES FUND

(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Global Financial Services Fund
(Class A Shares) (the "Fund") from September 30, 1998
(start of performance) to November 30, 1998 compared to the Morgan Stanley Capital International All Country

World Finance Index (MSCI-WFI).+

[Graphic representation omitted.  Please see Appendix A13]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED GLOBAL FINANCIAL SERVICES FUND
CLASS B SHARES
GROWTH OF $10,000 INVESTED IN FEDERATED
GLOBAL FINANCIAL SERVICES FUND

(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Global Financial Services Fund (Class B Shares)
(the "Fund") from September 30, 1998 (start of performance) to
November 30, 1998 compared to the Morgan Stanley Capital International

All Country World Finance Index (MSCI-WFI).+

[Graphic representation omitted.  Please see Appendix A14]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED GLOBAL FINANCIAL SERVICES FUND
CLASS C SHARES
GROWTH OF $10,000 INVESTED IN FEDERATED
GLOBAL FINANCIAL SERVICES FUND

(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Global Financial Services Fund (Class C Shares)
(the "Fund") from September 30, 1998 (start of performance) to
November 30, 1998 compared to the Morgan Stanley Capital International

All Country World Finance Index (MSCI-WFI)+.

[Graphic representation omitted.  Please see Appendix A15]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-WFI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


SHARES                                                                            VALUE

COMMON STOCKS-95.8%

                BANKING-34.3%

      6,700     Allied Irish Banks PLC                                        $   103,615
      4,800     Argentaria S.A.                                                   111,728
      4,700     Australia & New Zealand Banking Group Ltd., Melbourne              31,039
      4,300     Banca Nazionale del Lavoro                                         12,083
      2,100     Banca Popolare Di Brescia                                          48,757
      5,784  (a)Banco Bilbao Vizcaya S.A.                                          91,358
        950     Banco Pastor S.A.                                                  59,231
      2,800     Bank of Ireland                                                    58,121
      1,230     Banque Nationale de Paris                                          94,047
      1,210     HypoVereinsbank                                                   104,706
      2,100     Commonwealth Bank of Australia                                     28,964
        690     Credit Commerical De France                                        59,356
        440     Den Danske Bank Group                                              56,629
        790     Dexia France                                                      118,447
      6,400     HSBC Holdings PLC                                                 164,071
      3,448     Istituto Bancario San Paolo di Torino                              56,552
      8,000     Lloyds TSB Group PLC                                              111,173
      6,400     Macquarie Bank Ltd.                                                59,316
     24,000     MeritaNordbanken Oyj                                              139,575
      4,100     National Australia Bank, Ltd., Melbourne                           61,366
      7,500     National Westminster Bank, PLC, London                            136,822
        560     Societe Generale, Paris                                            88,195
     11,300     Standard Chartered PLC                                            120,034
     15,800     Unicredito Italiano SPA                                            89,782
      1,380     Unidanmark A/S                                                    112,557
      9,000     Westpac Banking Corp. Ltd.                                         60,058
                    Total                                                       2,177,582
SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                BANKS (MAJOR REGIONAL)-9.9%

      2,100     Bank One Corp.                                               $    107,756
      2,000     BankBoston Corp.                                                   83,250
      2,800     Fleet Financial Group, Inc.                                       116,725
      3,100     KeyCorp                                                            95,131
      2,000     PNC Bank Corp.                                                    103,125
      1,400     Republic New York Corp.                                            65,450
      1,400     Summit Bancorp                                                     58,538
                  Total                                                           629,975
                BANKS (MONEY CENTER)-5.7%

      1,700     BankAmerica Corp.                                                 110,819
      2,000     Chase Manhattan Corp.                                             126,875
      2,000     First Union Corp.                                                 121,500
                  Total                                                           359,194
                BANKS (REGIONAL)-0.8%

      1,200     First American Corp.                                               51,975
                CONSUMER FINANCE-0.9%
      1,400     Household International, Inc.                                      54,775
                FINANCIAL (DIVERSIFIED)-8.4%
      1,200     American Express Co.                                              120,075
        600     American General Corp.                                             42,262
        700     Associates First Capital Corp., Class A                            54,512
      1,000     CIT Group, Inc., Class A                                           28,062
      1,000     Equity Office Properties Trust                                     25,125
      1,700     Federal National Mortgage Association                             123,675
        600     MBIA, Inc.                                                         38,850
      1,400     Morgan Stanley Dean Witter Co.                                     97,650
                  Total                                                           530,211
SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                FINANCIAL SERVICES-6.0%

         18     Julius Baer Holding Ltd.                                      $     58,397
     75,000     Colonial Ltd.                                                      258,110
      1,100     ING Groep, N.V.                                                     62,979
                  Total                                                            379,486
                INSURANCE-15.2%

      1,300     AEGON N.V.                                                         139,071
      2,000  (a)AMP Ltd.                                                            25,912
      6,400     Alleanza Assicurazioni                                              87,632
        548     Allianz AG                                                         197,208
      1,465     Axa                                                                189,266
      3,500     Prudential Corp. PLC                                                51,034
      5,800     Royal & Sun Alliance Insurance Group PLC                            48,408
      5,900     Skandia Forsakrings AB                                              83,737
        200     Zurich Allied AG                                                   142,806
                  Total                                                            965,074
                INSURANCE (LIFE/HEALTH)-0.6%

      1,000     Torchmark Corp.                                                     38,000
                INSURANCE (MULTI-LINE)-7.0%
      1,300     American International Group, Inc.                                 122,200
      1,000     CIGNA Corp.                                                         77,812
      3,150     Citigroup, Inc.                                                    158,091
      1,600     Hartford Financial Services Group, Inc.                             88,300
                  Total                                                            446,403
                INSURANCE - PROPERTY - CASUALTY-3.6%
      2,200     Allstate Corp.                                                      89,650
      1,000     Chubb Corp.                                                         70,062
        800     SAFECO Corp.                                                        34,350
      1,000     St. Paul Companies, Inc.                                            35,250
                  Total                                                            229,312

  SHARES OR

  PRINCIPAL

   AMOUNT                                                                          VALUE

COMMON STOCKS-CONTINUED

                INVESTMENT BANKING/BROKERAGE- 0.5%

        800     Bear Stearns Cos., Inc.                                        $     33,600
                LEISURE & TOURISM-0.8%
      1,500     (b)Scandic Hotels AB                                                 52,347
                REAL ESTATE-0.9%
      8,086     Sun Hung Kai Properties Ltd.                                         57,958
                SAVINGS & LOAN COMPANIES-1.2%
      1,900     Washington Mutual, Inc.                                              73,625
                  TOTAL COMMON STOCKS (IDENTIFIED COST $5,093,090)                6,079,517
REPURCHASE AGREEMENT(C)-5.7%

  $ 360,000     Westdeutsche Landesbank Girozentrale, 5.350%, dated

                11/30/1998, due 12/1/1998 (AT AMORTIZED COST)                       360,000
                  TOTAL INVESTMENTS (IDENTIFIED COST $5,453,090)(D)            $  6,439,517

  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, this security amounted to $52,347 which represents 0.8% of net assets.

  (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (d) The cost of investments for federal tax purposes amounts to $5,453,090. The net unrealized appreciation of investments on a federal tax basis amounts to $986,427 which is comprised of $993,573 appreciation and $7,146 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($6,348,072) at November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value
(identified and tax cost $5,453,090)                                $ 6,439,517
Income receivable                                                         5,976
Net receivable for foreign currency exchange
contracts purchased                                                          41
Receivable for shares sold                                              421,385
  Total assets                                                        6,866,919
LIABILITIES:
Payable for investments purchased                 $  12,032
Payable for shares redeemed                         337,354
Payable to Bank                                      91,389
Payable for taxes withheld                               50
Payable for share registration costs                 10,500
Payable for printing and postage expenses            10,000
Payable for transfer and dividend disbursing
agent fees and expenses                              16,579
Payable for auditing fees                            14,000
Payable for portfolio accounting fees                 8,550
Accrued expenses                                     18,393
  Total liabilities                                                     518,847
NET ASSETS for 529,753 shares outstanding                           $ 6,348,072
NET ASSETS CONSIST OF:

Paid in capital                                                     $ 5,315,458
Net unrealized appreciation of investments and
translation of assets and liabilities in
foreign currency                                                        986,460
Accumulated net realized gain on investments
and foreign currency transactions                                        46,154
  Total net assets                                                  $ 6,348,072
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:

Net Asset Value Per Share ($4,094,184 / 341,609

shares outstanding)                                                      $11.99
Offering Price Per Share (100/94.50 of $11.99)*                          $12.69
Redemption Proceeds Per Share                                            $11.99
CLASS B SHARES:

Net Asset Value Per Share ($1,910,700 / 159,494

shares outstanding)                                                      $11.98
Offering Price Per Share                                                 $11.98
Redemption Proceeds Per Share (94.50/100 of $11.98)*                     $11.32
CLASS C SHARES:

Net Asset Value Per Share ($343,188 / 28,650

shares outstanding)                                                      $11.98
Offering Price Per Share                                                 $11.98
Redemption Proceeds Per Share (99.00/100 of $11.98)*                     $11.86

 * See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1998(A)


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $50)                                               $    12,596
Interest                                                                                            10,832
  Total income                                                                                      23,428
EXPENSES:
Investment advisory fee                                                       $    9,535
Administrative personnel and services fee                                         30,918
Custodian fees                                                                     6,760
Transfer and dividend disbursing agent fees
and expenses                                                                      16,720
Directors'/Trustees' fees                                                          1,000
Auditing fees                                                                     14,000
Legal fees                                                                         1,500
Portfolio accounting fees                                                         14,562
Distribution services fee-Class B Shares                                             933
Distribution services fee-Class C Shares                                             196
Shareholder services fee-Class A Shares                                            2,007
Shareholder services fee-Class B Shares                                              311
Shareholder services fee-Class C Shares                                               65
Share registration costs                                                          10,500
Printing and postage                                                              10,000
Insurance premiums                                                                 3,800
Taxes                                                                              2,400
Miscellaneous                                                                        800
Total expenses                                                                   126,007
Waivers and reimbursements-
  Waiver of investment advisory fee                     $   (9,535)
  Reimbursement of other operating expenses               (100,046)
    Total waivers and reimbursements                                            (109,581)
      Net expenses                                                                                 16,426
        Net investment income                                                                       7,002

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on investments and foreign currency transactions                                 39,152
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                                         986,460
  Net realized and unrealized gain on investments and foreign currency                          1,025,612
    Change in net assets resulting from operations                                            $ 1,032,614

(a) Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                    PERIOD ENDED

                                                    NOVEMBER 30,
                                                       1998(A)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income                             $      7,002
Net realized gain on investments and foreign
currency transactions ($46,202 as computed for
federal tax purposes)                                   39,152
Net change in unrealized appreciation of
investments and translation of assets and
liabilities in foreign currency                        986,460
  Change in net assets resulting from operations     1,032,614
SHARE TRANSACTIONS-
Proceeds from sale of shares                         7,814,821
Cost of shares redeemed                             (2,500,188)

  Change in net assets resulting from

  share transactions                                 5,314,633
  Change in net assets                               6,347,247

NET ASSETS:

Beginning of period                                        825
End of period                                     $  6,348,072


  (a) Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  PERIOD ENDED

                                                  NOVEMBER 30,
                                                     1998(A)

NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00
INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                0.01(d)
  Net realized and unrealized gain on
  investments and foreign currency                     1.98
  Total from investment operations                     1.99
NET ASSET VALUE, END OF PERIOD                       $11.99
TOTAL RETURN(B)                                       19.90%

RATIOS TO AVERAGE NET ASSETS

  Expenses                                             1.60%*
  Net investment income                                0.85%*
  Expense waiver/reimbursement(c)                     11.49%*
SUPPLEMENTAL DATA

  Net assets, end of period (000 omitted)            $4,094
  Portfolio turnover                                     12%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               PERIOD ENDED

                                               NOVEMBER 30,
                                                  1998(A)

NET ASSET VALUE, BEGINNING OF PERIOD              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                             0.00(d)
  Net realized and unrealized gain on
  investments and foreign currency                  1.98
  Total from investment operations                  1.98
NET ASSET VALUE, END OF PERIOD                    $11.98
TOTAL RETURN(B)                                    19.80%

RATIOS TO AVERAGE NET ASSETS

  Expenses                                          2.35%*
  Net investment income                             0.10%*
  Expense waiver/reimbursement(c)                  11.49%*
SUPPLEMENTAL DATA

  Net assets, end of period (000 omitted)         $1,911
  Portfolio turnover                                  12%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d) Per share amount does not round to $0.01. Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               PERIOD ENDED

                                               NOVEMBER 30,
                                                  1998(A)

NET ASSET VALUE, BEGINNING OF PERIOD              $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                             0.00(d)
  Net realized and unrealized gain on
  investments and foreign currency                  1.98
  Total from investment operations                  1.98
NET ASSET VALUE, END OF PERIOD                    $11.98
TOTAL RETURN(B)                                    19.80%

RATIOS TO AVERAGE NET ASSETS

  Expenses                                          2.35%*
  Net investment income                             0.10%*
  Expense waiver/reimbursement(c)                  11.49%*
SUPPLEMENTAL DATA

  Net assets, end of period (000 omitted)           $343
  Portfolio turnover                                  12%

 *  Computed on an annualized basis.

  (a) Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d) Per share amount does not round to $0.01. Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GLOBAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

        INCREASE/(DECREASE)

ACCUMULATED NET   UNDISTRIBUTED NET
REALIZED GAIN     INVESTMENT INCOME

   $7,002             $(7,002)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1998, the Fund had an outstanding foreign currency commitment as set forth below:


SETTLEMENT                  CONTRACT TO          IN EXCHANGE    CONTRACT   UNREALIZED
DATE                           RECEIVE              FOR         AT VALUE   APPRECIATION
CONTRACT PURCHASED:

12/1/1998             20,210,000 Italian Lira      $11,991       $12,032       $41

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

SECURITY            AQUISITION DATE   AQUISTION COST
Scandic Hotels AB      11/5/199          $47,957

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

CLASS NAME            NUMBER OF PAR VALUE
                   CAPITAL STOCK AUTHORIZED

Class A Shares           100,000,000
Class B Shares           100,000,000
Class C Shares           100,000,000
   TOTAL                 300,000,000

                          INITIAL

                        SHARE CAPITAL

CLASS NAME           SHARES    AMOUNT
Class A Shares        32.5     $325
Class B Shares        25.0      250
Class C Shares        25.0      250

   TOTAL              82.5     $825

Transactions in capital stock were as follows:


                                                          PERIOD ENDED

                                                       NOVEMBER 30, 1998(A)

CLASS A SHARES                                      SHARES            AMOUNT
Shares sold                                         562,999.5         $  5,709,657
Shares redeemed                                    (221,423.0)          (2,470,458)

  Net change resulting from

  Class A Share transactions                        341,576.5         $  3,239,199


                                                          PERIOD ENDED

                                                       NOVEMBER 30, 1998(A)

CLASS B SHARES                                      SHARES            AMOUNT
Shares sold                                           159,648         $  1,768,406
Shares redeemed                                          (179)              (2,008)

  Net change resulting from

  Class B Share transactions                          159,469         $  1,766,398

(a) For the period from September 30, 1998 (date of initial public investment) to November 30, 1998.


                                                          PERIOD ENDED

                                                       NOVEMBER 30, 1998(A)

CLASS C SHARES                                      SHARES            AMOUNT
Shares sold                                            30,948         $    336,758
Shares redeemed                                        (2,323)             (27,722)

  Net change resulting from

  Class C Share transactions                           28,625         $    309,036
  Net change resulting from
  share transactions                                  529,670  .5     $  5,314,633


(a) For the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Advisers (the "Sub-Adviser"), the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of U.S. securities which the Sub-Adviser manages for the Fund. The fee is paid by the Adviser and is not an incremental Fund expense.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF
                    AVERAGE DAILY NET

SHARE CLASS NAME    ASSETS OF CLASS
Class A Shares           0.25%
Class B Shares           0.75%
Class C Shares           0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1998, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federared Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

PURCHASES       $  56,698,472
SALES           $     652,204

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:

                       PERCENTAGE OF

COUNTRY                 NET ASSETS
Australia                  8.3%
Denmark                    2.7%
Finland                    2.2%
France                     8.7%
Germany                    4.7%
Hong Kong                  3.5%
Ireland                    2.5%
Italy                      4.6%
Netherlands                3.2%
Spain                      4.1%
Sweden                     2.1%
Switzerland                3.2%
United Kingdom             7.4%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment

Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Financial Services Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period from September 30, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Financial Services Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations, the changes in its net assets and financial highlights for the period from September 30, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman
Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President
Edward C. Gonzales
Executive Vice President
John W. McGonigle

Executive Vice President and Secretary
Drew J. Collins
Vice President
Richard J. Thomas
Treasurer
Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487663
Cusip 981487655
Cusip 981487648
G02455-03 (1/99)

[Graphic]

[Graphic] Federated Investors

Federated International Growth Fund

2nd Annual Report

November 30, 1998

ESTABLISHED 1997

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated International Growth Fund was created in 1997, and I am pleased to present its second Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with Drew Collins, Senior Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion, which presents his outlook on international economic and market conditions, and the fund's strategy, are two additional items of shareholder interest. First is a complete listing of the fund's equity investments, and second is the publication of the fund's financial statements.

This fund is a "fund of funds" that offers shareholders significant long-term growth opportunities by investing in as many as five different international stock mutual funds managed by Federated Global Investment Management Corp. This approach provides an extremely high level of diversification, far beyond what a single regional international fund can achieve. This $29 million fund gives investors one-investment access to a world of regions, industries, companies (both large-cap and small-cap), and markets (both developed and emerging). The fund's management performs all the research and quantitative work needed to allocate the fund's assets in the various international arenas.

After positive performance in the first half of the fiscal year, the fund was impacted by negative market developments in the Asia Pacific and Latin American regions, and emerging markets around the world. As a result, for the 12-month reporting period ended November 30, 1998, the fund's performance was negative. The fund's assets have subsequently been shifted away from the more troubled areas to take advantage of strong opportunities in small companies in Europe and around the world. Individual share class total return performance for the 12-month period, including income distributions, follows.*

                                             NET ASSET

                TOTAL RETURN   INCOME       VALUE CHANGE
Class A Shares     (3.37%)     $0.058   $8.73 to $8.38 = (4%)
Class B Shares     (4.14%)     $0.041   $8.71 to $8.31 = (5%)
Class C Shares     (3.99%)     $0.044   $8.72 to $8.33 = (4%)

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (8.70%), (9.39%), and (4.94%), respectively.

Please remember that Federated International Growth Fund is a relatively new fund that was introduced in 1997 as volatility entered many international markets. With international investing in particular, there will inevitably be periods of volatility.+ The key to long-term success is investing through the positive as well as negative periods. On average-and this is shown through the historical performance of many financial markets-the positive periods significantly outweigh the negative periods.

We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.++

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

++ Systematic investing and dollar-cost averaging do not ensure profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

INVESTMENT REVIEW

[Graphic]
Drew Collins

Senior Vice President

Federated Global Investment Management Corp.

[Graphic]

     WHAT IS YOUR ANALYSIS OF THE FUND'S FISCAL YEAR, WHICH SAW VOLATILE PERFORMANCE IN EUROPE, CONTINUED WEAKNESS IN THE ASIA PACIFIC MARKETS, AND WEAKNESS ACROSS THE LATIN AMERICAN MARKETS?

The economic climate in Western Europe was robust during the first half of the fiscal year, and the equity markets were extremely buoyant relative to their international peers. Financial, automotive and telecommunications stocks lead the bull charge in Europe. During the third quarter of 1998, the international equity markets corrected sharply as fears of a banking crisis and general economic slowdown squashed investor confidence. The banking industry was disproportionately affected by eruptions in Russia, Asia and the U.S., as well as by growing concerns over Latin America. Most notably, the Russian government defaulted on its debt, and the U.S. government had to step in to rescue a highly leveraged hedge fund. Expensive stocks, (i.e. those with high price-to-earnings ratios) which were sold off most severely in the third quarter, rebounded with equal vigor in the fourth quarter of 1998. The key to this reversal was a swift response by central bankers who cut interest rates across the board. In November 1998 alone, 15 countries cut their interest rates, re-inspiring investors and stimulating their demand for equities. At the conclusion of this volatile year, the markets were comfortably ahead of where they started.

[Graphic]

     HOW DID FEDERATED INTERNATIONAL GROWTH FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO THE OVERALL INTERNATIONAL EQUITY MARKET?

For the fiscal year ended November 30, 1998, the fund's Class A, B, and C Shares produced total returns, based on net asset value, of (3.37%), (4.14%), and (3.99%), respectively.* These returns considerably lagged the 16.78% total return of the Morgan Stanley Capital International Europe, Australia, and Far East Index (the "MSCI-EAFE Index") for the same reporting period.**

* Performance quoted represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (8.70%), (9.39%), and (4.94%), respectively.

** The MSCI-EAFE Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. This index is unmanaged and investments cannot be made in an index.

[Graphic]

     WHAT ACCOUNTED FOR THE FUND'S UNDER-PERFORMANCE VERSUS THE MSCI-EAFE INDEX, AND HAVE YOU CHANGED THE FUND'S ALLOCATIONS AS A RESULT?

The source of under-performance was clearly the fund's position in three "trouble regions" during the first half of the year-Asia Pacific, Latin America, and the emerging markets. Consequently, we eliminated exposure to the Federated Emerging Markets Fund and reduced exposure to Federated Latin America Growth Fund and Federated Asia Pacific Growth

Fund.

We recently shifted the asset mix to take advantage of the strength in Western Europe, via Federated European Growth Fund, and the continued strong performance of Federated International Small Company Fund. These two funds now represent nearly 85% of the fund's portfolio.

[Graphic]

HOW WERE THE FUND'S ASSETS DIVERSIFIED AMONG THE FIVE DIFFERENT
FEDERATED-MANAGED INTERNATIONAL MUTUAL FUNDS AT THE END OF THE REPORTING PERIOD?

As of November 30, 1998, the assets of Federated International Growth Fund were allocated as follows:

                                           PERCENTAGE OF

FUND NAME                                   NET ASSETS
Federated European Growth Fund                49.10%
Federated International Small
Company Fund                                  35.89%
Federated Asia Pacific Growth Fund            10.40%
Federated Latin American Growth Fund           1.71%

The top two holdings per individual fund as of November 30, 1998, were as follows:

                                                               PERCENTAGE OF

FUND                            NAME                COUNTRY      NET ASSETS
Federated Asia Pacific      Toshiba Corp.            Japan          4.23%
Growth Fund                 Kao Corp.                Japan          3.75%
Federated European          Mannesmann AG            Germany        2.49%
Growth Fund                 Banca Intesa SPA         Italy          2.38%
Federated International     Ideal Group SA           Greece         1.81%
Small Company Fund          Kamps AG                 Germany        1.61%
Federated Latin American    Banco do Estado de

Growth Fund                 Sao Paulo, Preference    Brazil         5.77%
                            Petroleo Brasileiro
                            SA, Preference           Brazil         4.82%

[Graphic]

AS WE LEAVE A DIFFICULT 1998, WHAT IS YOUR OUTLOOK FOR THE
INTERNATIONAL MARKETPLACE FOR THE COMING YEAR?

We are clearly more bullish than at the end of the third quarter of 1998, when markets were falling precipitously, due principally to swift and substantial interest rate cuts worldwide. The rate cuts are lowering financing costs for companies, which is particularly important for smaller companies.

However, with the backdrop of slowing corporate earnings in 1999, concerns surrounding the Year 2000 (Y2K) problem, and political uncertainty in the U.S., we are erring on the side of caution.

We still feel that Europe offers the most potential in 1999. As far as gross domestic product is concerned, we would expect Europe-wide growth to be around 2%, rather than the earlier forecast of 2.7%. Within this total, the European Monetary Union region should do better than the United Kingdom; estimates call for 2.50% versus only around 0.50% in the United Kingdom. France and Spain will probably continue to have among the best growth rates. Earnings growth is probably going to run somewhere in the mid-single digits, with continental Europe again probably doing better than the United Kingdom. The new competitive landscape in "Euroland," with borderless countries, will force large-cap companies to improve productivity and pricing. International small-cap stocks could benefit because it is easier for smaller and nimbler companies to adapt to changes, and because these smaller companies, with their efficiencies and distributions, could become takeover targets of the larger companies. In the end, lower borrowing costs with enhanced productivity are expected to lead to an increase in earnings for small-cap stocks.

While we will focus our attention on Europe, Japan is always on our minds, and any signs of a turnaround will trigger an immediate response in the region. We remain relatively bearish on Latin American markets and the emerging markets in Eastern Europe.

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic] FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic] FEDERATED EMERGING MARKETS FUND

[Graphic] FEDERATED EUROPEAN GROWTH FUND

[Graphic] FEDERATED GLOBAL EQUITY INCOME FUND

[Graphic] FEDERATED GLOBAL FINANCIAL SERVICES FUND

[Graphic] FEDERATED INTERNATIONAL EQUITY FUND

[Graphic] FEDERATED INTERNATIONAL GROWTH FUND

[Graphic] FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic] FEDERATED INTERNATIONAL INCOME FUND

[Graphic] FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic] FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic] FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU

INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED INTERNATIONAL GROWTH FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL GROWTH FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Growth Fund
(Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).+

[Graphic representation omitted. See Appendix A16.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges.

+ The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.

FEDERATED INTERNATIONAL GROWTH FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL GROWTH FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Growth Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).+

[Graphic representation omitted. See Appendix A17.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.

FEDERATED INTERNATIONAL GROWTH FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL GROWTH FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International Growth Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 1998, compared to the Morgan Stanley Capital International All Country World EX U.S. Index (MSCI-ACW) and the Morgan Stanley Capital International Europe Australia Far East Index (MSCI-EAFE).+

[Graphic representation omitted. See Appendix A18.]

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACW and the SCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSCI-ACW and the MSCI-EAFE are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.

FEDERATED INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998



SHARES OR

PRINCIPAL                                                                             VALUE IN
 AMOUNT                                                                             U.S. DOLLARS

MUTUAL FUND SHARES-97.1%

  468,285   Federated Asia Pacific Growth Fund, Class A                            $  2,997,023
  895,679   Federated European Growth Fund, Class A                                  14,142,766
  588,807   Federated International Small Company Fund, Class A                      10,339,453
   54,267   Federated Latin American Growth Fund, Class A                               493,834
            TOTAL MUTUAL FUND SHARES (IDENTIFIED COST $26,829,036)                   27,973,076
(a)REPURCHASE AGREEMENT-2.6%

$ 755,000   Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/

            1998, due 12/1/1998 (AT AMORTIZED COST)                                     755,000
            TOTAL INVESTMENTS (IDENTIFIED COST $27,584,036)(b)                     $ 28,728,076

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $28,090,200. The net unrealized appreciation of investments on a federal tax basis amounts to $637,876 which is comprised of $1,365,857 appreciation and $727,981 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($28,806,163) at November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998


ASSETS:
Total investments in underlying funds, at value (identified cost
$27,584,036 and tax cost $28,090,200)                                          $ 28,728,076
Cash                                                                                 62,893
Income receivable                                                                       112
Receivable for shares sold                                                           52,196
Deferred organizational costs                                                        33,403
Total assets                                                                     28,876,680
LIABILITIES:

Payable for shares redeemed                                         $ 41,360
Payable for insurance premiums                                         2,980
Payable for portfolio accounting fees                                  6,305
Payable for transfer and dividend disbursing agent fees and
expenses                                                               8,073
Payable for distribution services fee                                  5,691
Payable for share registration costs                                   3,829
Accrued expenses                                                       2,279
Total liabilities                                                                    70,517
NET ASSETS for 3,445,364 shares outstanding                                    $ 28,806,163
NET ASSETS CONSIST OF:
Paid in capital                                                                $ 32,544,106
Net unrealized appreciation of investments                                        1,144,040
Accumulated net realized loss on investments                                     (4,881,983)
Total Net Assets                                                               $ 28,806,163
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($19,440,117 / 2,319,029 shares outstanding)                $8.38
Offering Price Per Share (100/94.50 of $8.38)*                                        $8.87
Redemption Proceeds Per Share                                                         $8.38
CLASS B SHARES:
Net Asset Value Per Share ($8,212,310 / 987,890 shares outstanding)                   $8.31
Offering Price Per Share                                                              $8.31
Redemption Proceeds Per Share (94.50/100 of $8.31)*                                   $7.85
CLASS C SHARES:
Net Asset Value Per Share ($1,153,736 / 138,445 shares outstanding)                   $8.33
Offering Price Per Share                                                              $8.33
Redemption Proceeds Per Share (99.00/100 of $8.33)*                                   $8.25


 * See "What Do Shares Cost?" in the Prospectus.
(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends                                                                                $    118,722
Interest                                                                                       26,167
Total income                                                                                  144,889
EXPENSES:

Administrative personnel and services fee                                 $  185,000
Custodian fees                                                                 4,309
Transfer and dividend disbursing agent fees and expenses                      77,209
Directors' fees                                                                1,000
Auditing fees                                                                 15,192
Legal fees                                                                     1,960
Portfolio accounting fees                                                     77,438
Distribution services fee-Class B Shares                                      57,148
Distribution services fee-Class C Shares                                       8,174
Shareholder services fee-Class A Shares                                       40,448
Shareholder services fee-Class B Shares                                       19,050
Shareholder services fee-Class C Shares                                        2,724
Share registration costs                                                      32,332
Printing and postage                                                          19,811
Insurance premiums                                                             3,200
Taxes                                                                            825
Miscellaneous                                                                 12,040
Total expenses                                                               557,860
Waivers and reimbursements-
Waiver of shareholder services fee-Class A Shares          $  (40,448)
Waiver of shareholder services fee-Class B Shares             (19,050)
Waiver of shareholder services fee-Class C Shares              (2,724)
Reimbursement of other operating expenses                    (411,798)
Total waivers and reimbursements                                            (474,020)
Net expenses                                                                                   83,840
Net investment income                                                                          61,049
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                           (4,808,525)
Net change in unrealized appreciation of investments                                        3,171,935
Net realized and unrealized loss on investments                                            (1,636,590)
Change in net assets resulting from operations                                           $ (1,575,541)

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                         YEAR ENDED

                                                                         NOVEMBER 30,
                                                                   1998             1997(a)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income/(net operating loss)                    $      61,049      $      (9,221)
Net realized loss on investments ($(4,375,819) and $0,
respectively, as computed for federal tax purposes)              (4,808,525)           (73,458)
Net change in unrealized appreciation/(depreciation) on
investments                                                       3,171,935         (2,027,895)
Change in net assets resulting from operations                   (1,575,541)        (2,110,574)
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income

Class A Shares                                                      (74,360)                 -
Class B Shares                                                      (26,124)                 -
Class C Shares                                                       (4,552)                 -
Change in net assets resulting from distributions

to shareholders                                                    (105,036)                 -
SHARE TRANSACTIONS-
Proceeds from sale of shares                                     24,330,884         19,590,876
Net asset value of shares issued to shareholders in payment

of distributions declared                                            77,461                  -
Cost of shares redeemed                                         (10,199,585)        (1,202,322)
Change in net assets resulting from share transactions           14,208,760         18,388,554
Change in net assets                                             12,528,183         16,277,980
NET ASSETS:

Beginning of period                                              16,277,980                  -
End of period                                                 $  28,806,163      $  16,277,980

(a) For the period from July 1, 1997 (date of initial public investment) to November 30, 1997.
(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             YEAR ENDED

                                                             NOVEMBER 30,
                                                    1998                  1997(a)

NET ASSET VALUE, BEGINNING OF PERIOD                $ 8.73                $10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income/(net operating loss)            0.04(d)              (0.01)
Net realized and unrealized loss on investments      (0.33)                (1.26)
Total from investment operations                     (0.29)                (1.27)
LESS DISTRIBUTIONS

Distributions from net investment income             (0.06)                    -
NET ASSET VALUE, END OF PERIOD                      $ 8.38               $  8.73
TOTAL RETURN(b)                                      (3.37%)              (12.70%)
RATIOS TO AVERAGE NET ASSETS

Expenses                                              0.08%                 0.07%*
Net investment income/(net operating loss)            0.51%                (0.01%)*
Expense waiver/reimbursement(c)                       1.92%                 4.32%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)            $19,440               $10,562
Portfolio turnover                                      31%                    3%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

(d) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         YEAR ENDED

                                                                         NOVEMBER 30,
                                                                1998                   1997(a)

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 8.71                 $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                               (0.02)(d)              (0.01)
Net realized and unrealized loss on investments                  (0.34)                 (1.28)
Total from investment operations                                 (0.36)                 (1.29)
LESS DISTRIBUTIONS

Distributions from net investment income                         (0.04)                     -
NET ASSET VALUE, END OF PERIOD                                  $ 8.31                $  8.71
TOTAL RETURN(b)                                                  (4.14%)               (12.90%)
RATIOS TO AVERAGE NET ASSETS

Expenses                                                          0.83%                  0.82%*
Net operating loss                                               (0.24%)                (0.77%)*
Expense waiver/reimbursement(c)                                   1.92%                  2.78%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $8,212                 $5,036
Portfolio turnover                                                  31%                     3%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           YEAR ENDED

                                                           NOVEMBER 30,
                                                      1998            1997(a)

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.72          $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                     (0.02)(d)       (0.01)
Net realized and unrealized loss on investments        (0.33)          (1.27)
Total from investment operations                       (0.35)          (1.28)
LESS DISTRIBUTIONS

Distributions from net investment income               (0.04)              -
NET ASSET VALUE, END OF PERIOD                        $ 8.33         $  8.72
TOTAL RETURN(b)                                        (3.99%)        (12.80%)
RATIOS TO AVERAGE NET ASSETS

Expenses                                                0.83%           0.82%*
Net operating loss                                     (0.24%)         (0.77%)*
Expense waiver/reimbursement(c)                         1.92%           2.69%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $1,154            $680
Portfolio turnover                                        31%              3%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursement agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated International Small Company Fund and Federated Latin American Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

           INCREASE/(DECREASE)
                          ACCUMULATED

                     DISTRIBUTIONS IN EXCESS

PAID-IN CAPITAL     OF NET INVESTMENT INCOME
  ($43,987)                 $43,987

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $4,375,819, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                 NUMBER OF PAR
                                 VALUE CAPITAL

CLASS NAME                     STOCK AUTHORIZED
Class A Shares                    100,000,000
Class B Shares                    100,000,000
Class C Shares                    100,000,000
Total                             300,000,000

Transactions in capital stock were as follows:


                                                                YEAR ENDED NOVEMBER 30,
                                                          1998                         1997(a)

CLASS A SHARES                                     SHARES        AMOUNT         SHARES        AMOUNT
Shares sold                                       2,050,819   $ 18,284,432     1,322,127   $ 12,959,645

Shares issued to shareholders in payment of

distributions declared                                5,647         48,958             -              -
Shares redeemed                                    (947,847)    (8,348,289)     (111,717)    (1,020,921)
Net change resulting from
Class A Share transactions                        1,108,619   $  9,985,101     1,210,410   $ 11,938,724

 (a) For the period from July 1, 1997 (date of initial public offering) to November 30, 1997.


                                                                 YEAR ENDED NOVEMBER 30,
                                                            1998                        1997(b)

CLASS B SHARES                                      SHARES       AMOUNT           SHARES     AMOUNT
Shares sold                                         583,808   $  5,216,521       594,767   $  5,850,398

Shares issued to shareholders in payment of

distributions declared                                2,839         24,563             -              -
Shares redeemed                                    (176,735)    (1,554,919)      (16,789)      (156,418)
Net change resulting from
Class B Share transactions                          409,912   $  3,686,165       577,978   $  5,693,980


                                                                  YEAR ENDED NOVEMBER 30,
                                                            1998                       1997(a)

CLASS C SHARES                                       SHARES      AMOUNT           SHARES     AMOUNT
Shares sold                                          93,113   $    829,931        80,472   $    780,833
Shares issued to shareholders in payment of

distributions declared                                  454          3,940             -              -
Shares redeemed                                     (33,030)      (296,377)       (2,564)       (24,983)
Net change resulting from
Class C Share transactions                           60,537   $    537,494        77,908   $    755,850
Net change resulting from
share transactions                                1,579,068   $ 14,208,760     1,866,296   $ 18,388,554


(a) For the period from July 1, 1997 (date of initial public offering) to November 30, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE-Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The Advisory fee is contingent upon the grant of certain exemptive relief from the SEC. If the Fund were paying or accruing the advisory fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the period.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                         PERCENTAGE OF
                         AVERAGE DAILY

SHARE CLASS NAME     NET ASSETS OF CLASS
Class A Shares              0.25%
Class B Shares              0.75%
Class C Shares              0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. The Class A Shares did not pay or accrue the 12b-1 fee during the fiscal year ended November 30, 1998, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $42,732 were borne initially by Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $9,329 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term, for the year ended November 30, 1998, were as follows:

PURCHASES    $21,088,586
SALES        $ 7,505,557

6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

7. SUBSEQUENT EVENT

On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from July 1, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Growth Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from July 1, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]Federated Investors

 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487739
Cusip 981487721
Cusip 981487713
G02270-01 (1/99)

[Graphic]

 [Graphic]
 Federated Investors

 [Graphic]

Federated International High Income Fund

3rd Annual Report

November 30, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and
I am pleased to present its third Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with Robert M. Kowit, Vice President, who co-manages the fund with Micheal W. Casey, Vice President, both of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following their discussion, covering international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's international bond investments, and second is the publication of the fund's financial statements.

The fund offers shareholders significant income opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside of the U.S.-primarily in the emerging markets.* At the end of the reporting period, the fund's more than $89 million in assets were invested in 65 government bonds and 49 international corporate issues across 37 countries.

A strong income stream helped temper a decline in the fund's net asset value, which was caused by price declines in many troubled emerging market countries. While negative, the fund's returns were considerably better than the average emerging markets bond fund and the J. P. Morgan Emerging Market Bond Index.** Individual share class total return performance for the 12-month reporting period, including income distributions, follows.***

                  TOTAL                   NET ASSET
                  RETURN    INCOME      VALUE CHANGE

Class A Shares   (5.95%)    $0.962    $9.50 to $7.99 =  (16%)
Class B Shares   (6.67%)    $0.897    $9.50 to $7.99 =  (16%)
Class C Shares   (6.67%)    $0.897    $9.50 to $7.99 =  (16%)

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** The J. P. Morgan Emerging Market Bond Index is an unmanaged index that tracks the total returns of external currency denominated debt instruments of 14 emerging markets countries. Investments cannot be made in an index.

 *** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (10.20%), (11.30%), and (7.51%), respectively.

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and add to their accounts on a regular basis to compound their shares and own more shares for future income.+

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

 + Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]

Robert M. Kowit
Vice President

Federated Global Investment Management Corp.

[Graphic]

Micheal W. Casey
Vice President

Federated Global Investment Management Corp.

[Graphic]

WHAT IS YOUR REVIEW OF THE 12-MONTH REPORTING PERIOD, WHICH WAS A SOUND YEAR FOR THE DEVELOPED BOND MARKETS AND A VERY DIFFICULT YEAR FOR THE EMERGING MARKETS?

After the Asian crisis of 1997, the emerging bond markets recovered very well at the start of 1998. It was not until August of 1998, when Russia defaulted on its domestic debt, that the damage was done.

Hedge funds and proprietary trading desks that had purchased Russian treasury bills with borrowed money were forced to sell other assets to meet margin calls. Dealers were afraid to carry any positions, which caused prices to rapidly spiral downward. Investors feared that countries like Brazil would have difficulty rolling over short-term debt and began aggressively selling Latin American assets.

All of this resulted in one of the worst periods in the history of emerging market debt. The yield spread of the emerging market index was approximately 400 basis points early in the year, widening to 1700 basis point in October 1998, and ending the year at approximately 1100 basis points.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED INTERNATIONAL HIGH INCOME FUND PERFORM FOR SHAREHOLDERS OVER THE 12-MONTH REPORTING PERIOD ENDED

NOVEMBER 30, 1998?

For the fiscal year ended November 30, 1998, the total returns, based on net asset value, for Class A, B, and C Shares were (5.95%), (6.67%), and (6.67%), respectively.* Although negative, these returns were considerably better than the (15.31%) total return of the fund's peer group, the Lipper Emerging Market Debt Funds Average.** The fund's returns were also better than the (9.13%) return of emerging market bonds as measured by the J. P. Morgan Emerging Market Bond Index.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (10.20%), (11.30%), and (7.51%), respectively.

 ** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

[Graphic]

WHILE THE FUND'S TOTAL RETURN HAS BEEN IMPACTED BY A SHARE PRICE THAT REFLECTS DECLINING PRICES IN THE EMERGING MARKETPLACE, THE FUND
CONTINUED TO PAY A HIGH LEVEL OF INCOME. WHAT WERE THE FUND'S INCOME DISTRIBUTIONS DURING THE 12-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 1998?

The fund paid a very healthy income stream over the reporting period totaling $0.962 per share for Class A Shares, $0.897 per share for Class B Shares, and $0.897 per share for Class C Shares.

[Graphic]

THE FUND MAINTAINS A GENERAL ALLOCATION OF 20%-30% IN THE DEVELOPED MARKETS AND 70%-80% IN EMERGING MARKETS. WHAT ADJUSTMENTS HAVE YOU MADE

TO THE FUND'S ALLOCATION AND WHY?

Before the Russian crisis, the fund's allocations to developed markets were increased from approximately 20% to just over 30%. This shift helped the relative performance of the fund, as developed market bonds performed very well during the crisis, moving up in value as investors sought high-quality securities as a safe haven. As emerging markets began to stabilize, the fund's developed market allocation was reduced to just over 20%.

[Graphic]

WHAT WERE THE FUND'S TOP FIVE INTERNATIONAL GOVERNMENT AND CORPORATE HOLDINGS AS OF NOVEMBER 30, 1998?

The fund's top five international government holdings were:

                                                 PERCENTAGE OF

COUNTRY/COUPON/MATURITY                          NET ASSETS
Bulgaria, (emerging), 6.69%, due 7/28/2011         2.72%
Ecuador, (emerging), 11.25%, due 4/25/2002         2.31%
Argentina, (emerging), 11.38%, due 1/30/2017       2.27%

Mexico, (emerging), zero coupon,

due 8/5/1999                                       2.26%
Colombia, (emerging), 8.63%, due 4/1/2008          2.20%
TOTAL                                             11.76%

The fund's top five international corporate holdings were:


                                                                                     PERCENTAGE OF

NAME/COUPON/MATURITY                                        COUNTRY                  NET ASSETS
Clearnet Communications Inc., zero coupon, due 8/13/2007    Canada (developed)        1.85%
Companhia Vale DoRio Doce, 10.00%, due 4/2/2004             Brazil (emerging)         1.79%

AES China Generating Co., 10.125%,

due 12/15/2006                                              China (emerging)          1.60%
Philippine Long Distance Telephone Co., 10.625%, due
6/2/2004                                                    Philippines (emerging)    1.49%
Grupo Industrial Durango SA de CV, 12.625%, due 8/1/2003    Mexico (emerging)         1.33%
Total                                                                                 8.06%


[Graphic]

AS WE BEGIN A NEW YEAR, TO WHAT EXTENT WOULD MUCH-NEEDED REFORMS IMPACT THE DIRECTION OF THE EMERGING BOND MARKET IN 1999?

Reforms in Asia that began in 1997 have yet to fully take hold, but some countries such as Korea have made excellent progress. Yield spreads on Korean bonds, which were as wide as 1000 basis points, are now back to pre-crisis levels of just over 300 basis points.

Latin America will focus on Brazil and its efforts to walk the fine line of following International Monetary Fund mandated reforms and the political pressures of an economy in recession.

Central and Eastern Europe, with the exception of Russia, should remain on course and continue to provide positive surprises. Russia will require several years to work out a full debt restructuring package.

The impact should net out to a slightly positive market environment. There is still enough risk premium in the market to adequately compensate investors. At the same time, the amount of leveraged, or "hot," money in the markets has been reduced by an order of magnitude.

Any shocks to the markets will probably be met with a much less drastic market sell off than was experienced in 1998.

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND GIVES INCOME-ORIENTED
INVESTORS A WAY TO COMPLEMENT THEIR HIGH-YIELD DOMESTIC BOND HOLDINGS WITH HIGH-YIELD INTERNATIONAL BONDS. WHILE THE FUND HAS CONTINUED TO PRODUCE A HIGH LEVEL OF MONTHLY INCOME, DO THE MARKET'S DEPRESSED PRICE LEVELS PRESENT OPPORTUNITIES FOR LONG-TERM PRICE APPRECIATION?

We believe so. Emerging markets have a reasonable risk premium, and investors are being well compensated for their exposure. More importantly, the fund has shown that its discipline of aggressive diversification, and the allocation of a portion of its assets to developed markets, successfully moderates volatility during extreme market shocks.

WHERE IN THE WORLD SHOULD

YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]

FEDERATED EMERGING MARKETS FUND

[Graphic]

FEDERATED EUROPEAN GROWTH FUND

[Graphic]

FEDERATED GLOBAL EQUITY INCOME FUND

[Graphic]

FEDERATED GLOBAL FINANICAL SERVICES FUND

[Graphic]

FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]

FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL

1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU
INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED INTERNATIONAL HIGH INCOME FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND

(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1998 compared to the J.P. Morgan Emerging Markets Bond Index Plus (JPM-EMB).+

[Graphic representation omitted.  Please see Appendix A19 .]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $ 9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND

(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1998 compared to the J.P. Morgan Emerging Markets Bond Index Plus (JPM-
EMB).+

[Graphic representation omitted.  Please see Appendix A20 .]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.  YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND

(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1998 compared to the J.P. Morgan Emerging Markets Bond Index Plus (JPM-
EMB).+

[Graphic representation omitted.  Please see Appendix A21.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

CORPORATE BONDS-38.4%

                     BEVERAGE & TOBACCO-1.2%

         750,000 (b) Remy Cointreau SA, Series 144A, 10.00%, 7/30/2005                          $    772,664
         300,000     Remy Cointreau SA, Sr. Note, Series REGS, 10.00%, 7/30/2005                     309,066
                     Total                                                                         1,081,730
                     BUILDING & DEVELOPMENT-1.2%

         500,000     Cemex SA, Bond, 12.75%, 7/15/2006                                               563,750
         600,000     Corporacion GEO, SA de CV, Note, 10.00%, 5/23/2002                              519,000
                         Total                                                                     1,082,750

                     CONGLOMERATE-1.0%

   1,000,000,000     Dharmala Intiutama, 25.00%, 2/5/1999                                             13,468
   1,000,000,000 (a) (b) Dharmala Intiutama, Promissory Note, 2/24/1999                               13,468
         350,000     Mechala Group Jamaica, Company Guarantee, Series REGs, 12.00%,

                     2/15/2002                                                                       246,750
       1,000,000     Mechala Group Jamaica, Note, Series B, 12.75%, 12/30/1999                       705,000
                     Total                                                                           978,686
                     CONSUMER PRODUCTS-1.3%

       1,500,000 (b) Mastellone Hermanos SA, Bond, 11.75%, 4/1/2008                                1,215,000
                     CONTAINER & GLASS PRODUCTS-0.8%
         750,000     Vicap SA, Sr. Note, 11.375%, 5/15/2007                                          680,625
                     FINANCIAL INTERMEDIARIES-3.4%
         550,000     Bancomext Trust, Bank Guarantee, 11.25%, 5/28/2006                              581,075
       1,260,000     Brierley Investments Ltd., Bond, 9.00%, 3/15/2002                               691,560
       1,600,000     Depfa-Bank, 5.75%, 3/4/2009                                                   1,041,045
         750,000     Korea Development Bank, Bond, 7.375%, 9/17/2004                                 669,375
         288,000     Nykredit, Mtg. Bond, 8.00%, 10/1/2029                                            45,842
   1,098,333,333     Polysindo International Finance Co. BV, 3/16/2000                                14,792

FEDERATED INTERNATIONAL HIGH INCOME FUND

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

CORPORATE BONDS-CONTINUED

                     FINANCIAL INTERMEDIARIES-CONTINUED

     100,555,556     Polysindo International Finance Co. BV, 3/23/1999                          $      1,354
     101,111,111     Polysindo International Finance Co. BV, 9/23/1999                                 1,362
                         Total                                                                     3,046,405
                     FOREST PRODUCTS-3.7%

       1,000,000     Advance Agro Public Co., Unsub., 13.00%, 11/15/2007                             820,000
       1,300,000     Grupo Industrial Durango SA de CV, 12.625%, 8/1/2003                          1,189,500
         800,000     Indah Kiat Intl. Finance, Company Guarantee, 11.875%, 6/15/2002                 598,000
         950,000     Indah Kiat Intl. Finance, Company Guarantee, 12.50%, 6/15/2006                  731,500
                     Total                                                                         3,339,000
                     INDUSTRIAL PRODUCTS & EQUIPMENT-4.7%

       1,500,000 (b) CIA International Telecommunications, Note, 10.375%, 8/1/2004                 1,125,158
         750,000 (b) Imasac, SA, 11.00%, 5/2/2005                                                    528,750
       1,000,000     OPP Petroquimica, 11.50%, 2/23/2004                                             940,000
         500,000 (b) TM Group Holdings, Sr. Note, 11.00%, 5/15/2008                                  512,500
       1,750,000 (b) Texon International PLC, Sr. Note, Series 144A, 10.00%, 2/1/2008                887,147
         500,000     Texon International PLC, Sr. Note, Series REG S, 10.00%, 2/1/2008               253,470
                     Total                                                                         4,247,025
                     MACHINERY & EQUIPMENT-1.2%

       1,750,000 (b)  Sirona Dental System, 9.125%, 7/15/2008                                      1,047,039
                     METALS & MINING-2.3%
       1,650,000     Companhia Vale Do Rio Doce, Note, 10.00%, 4/2/2004                            1,600,500
         500,000     Grupo Minero Mexico, 9.25%, 4/1/2028                                            442,500
                     Total                                                                         2,043,000
                     OIL & GAS-1.6%

         450,000     Invergas SA, Note, 12.50%, 12/16/1999                                           450,000
         450,000     MetroGas SA, Sr. Note, 12.00%, 8/15/2000                                        468,000
         500,000 (b) Petroleos Mexicanos, Series 144A, 9.375%, 12/2/2008                             500,000
                     Total                                                                         1,418,000


FEDERATED INTERNATIONAL HIGH INCOME FUND

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

CORPORATE BONDS-CONTINUED

                     STEEL-0.8%

         700,000     Tubos de Acero de Mexico SA, Unsub., 13.75%, 12/8/1999                     $    715,400
                     SURFACE TRANSPORTATION-2.0%
         800,000     Air Canada, 7.25%, 10/1/2007                                                    519,121
     450,000,000     Societe Nationale Des Chemins, Sr. Unsub., 9.20%, 6/22/2006                     275,666
       2,600,000     Trans Caledon Tunnel Authority, Foreign Gov't. Guarantee,

                     13.00%, 9/15/2010                                                               372,456
       1,100,000 (b)  Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                    594,000
                         Total                                                                     1,761,243
                     TELECOMMUNICATIONS & CELLULAR-8.4%

         500,000     CANTV Finance Ltd., Company Guarantee, 9.25%, 2/1/2004                          352,500
       4,100,000     Clearnet Communications Inc., Sr. Disc. Note, 8/13/2007                       1,660,708
         500,000 (b) Globo Communicacoes Part, 10.625%, 12/5/2008                                    370,000
       1,000,000     Globo Communicacoes Part, Sr. Note, 10.625%, 12/5/2008                          740,000
         185,000     Grupo Televisa SA, Sr. Disc. Note, 0/13.25%, 5/15/2008                          141,988
       3,200,000     Microcell Telecommunications, Sr. Disc. Note, 0/11.125%,
                     10/15/2007                                                                    1,180,715
         500,000     Netia Holdings, Company Guarantee, 10.25%, 11/1/2007                            380,000
       1,300,000     Philippine Long Distance Telephone Co., Deb., 10.625%, 6/2/2004               1,339,000
       1,000,000     Tricom SA, Sr. Note, 11.375%, 9/1/2004                                          835,000
         750,000 (b) TV Bandeirantes, Note, 12.875%, 5/15/2006                                       427,500
                     Total                                                                         7,427,411
                     UTILITIES-4.8%

       2,150,000     AES China Generating Co., Note, 10.125%, 12/15/2006                           1,429,750
         800,000     Bridas Corp., Sr. Note, 12.50%, 11/15/1999                                      829,000
         500,000 (b) Cathay International Ltd., 13.00%, 4/15/2008                                    175,000
       1,000,000 (b) CIA Saneamento Basico, Bond, 10.00%, 7/28/2005                                  795,000
         400,000 (b) Monterrey Power SA de CV, Sec. Fac. Bond, Series 144A,
                     9.625%, 11/15/2009                                                              322,000


FEDERATED INTERNATIONAL HIGH INCOME FUND

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

CORPORATE BONDS-CONTINUED
                    UTILITIES-CONTINUED

        500,000     National Power Co. PLC, 8.00%, 2/21/2007                                   $    355,112
        500,000     National Power Corp., Foreign Gov't. Guarantee, 8.40%,
                    12/15/2016                                                                      420,000
                    Total                                                                         4,325,862
                    TOTAL CORPORATE BONDS (IDENTIFIED COST $41,897,655)                          34,409,176
SOVEREIGN GOVERNMENTS-56.9%

      2,000,000     Argentina Global, Bond, 11.375%, 1/30/2017                                    2,030,000
      1,500,000     Brazil, Foreign Gov't. Guarantee, 6.125%, 4/15/2024                             971,250
      3,350,000     Bulgaria, Deb., 6.6875%, 7/28/2011                                            2,437,125
  1,750,000,000     Buoni Poliennali Del Tes, Bond, 10.50%, 9/1/2005                              1,434,693
      2,250,000     Colombia, Republic of, Unsub., 8.625%, 4/1/2008                               1,968,750
     35,000,000     Czech Republic, Bond, 14.85%, 2/6/2003                                        1,383,014
        300,000     Denmark, Unsub., 11.625%, 1/23/2000                                             522,164
      3,000,000     Egypt Treasury Bill, 12/10/1998                                                 878,985
    350,000,000     European Bank for Reconstruction and Development, Bond,
                    10.00%, 5/2/2002                                                                269,663
        200,000     European Investment Bank, Bond, 12.00%, 2/15/2000                               351,646
    100,000,000     Government of Hungary, 16.50%, 7/24/1999                                        452,026
     75,000,000     Hellenic Republic, Bond, 12.70%, 12/31/2003                                     264,997
    130,000,000     Hellenic Republic, Bond, 13.10%, 10/23/2003                                     463,666
     50,000,000     Hellenic Republic, Bond, 12.40%, 11/26/2003                                     177,104
    100,000,000     Hellenic Republic, Bond, 13.30%, 12/27/2002                                     358,422
     50,000,000     Hellenic Republic, Bond, 8.80%, 6/19/2007                                       187,649
    225,000,000     Hellenic Republic, Bond, 9.80%, 3/21/2000                                       782,348
    172,500,000     Hungary, Bond, 14.00%, 12/12/2002                                               760,309
    100,000,000     Hungary, Bond, 14.00%, 6/24/2002                                                441,563
    100,000,000     Hungary, Bond, 16.50%, 4/12/1999                                                452,800
      7,500,000     International Finance Corp., Note, 11.75%, 8/15/1999                            192,676
      1,000,000     Islamic Republic of Pakistan, Bond, 9.70%, 5/30/2000                            450,000
      1,000,000     Islamic Republic of Pakistan, Deb., 11.50%, 12/22/1999                          480,000

FEDERATED INTERNATIONAL HIGH INCOME FUND

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

SOVEREIGN GOVERNMENTS-CONTINUED

   1,300,000,000     Italy (Republic of), Deb., 10.50%, 4/1/2005                                $  1,051,686
         750,000     Jamaica, Note, 10.875%, 6/10/2005                                               645,000
       2,000,000     Kazakhstan, Note, 8.375%, 10/2/2002                                           1,630,000
       2,630,000     Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                     513,358
       1,500,000     Lesotho, Bond, 12.50%, 4/15/2002                                                236,090
       5,000,000     Mexican Cetes, 1/14/1999                                                        480,529
       7,000,000     Mexican Cetes, 2/11/1999                                                        653,118
       5,000,000     Mexican Cetes, 5/6/1999                                                         434,978
      25,000,000     Mexican Cetes, 8/5/1999                                                       2,026,429
         500,000     New South Wales Treasury, Local Gov't. Guarantee, 12.60%,
                     5/1/2006                                                                        454,806
         700,000     Netherlands Government, Bond, 8.25%, 2/15/2007                                  471,047
       1,000,000     Netherlands Government, Bond, 8.50%, 6/1/2006                                   673,185
       5,000,000     Norwegian Government, Bond, 9.50%, 10/31/2002                                   761,269
         750,000     Panama, 8.25%, 4/22/2008                                                        716,250
         500,000     Panama, Bond, 8.875%, 9/30/2027                                                 472,500
         400,000     Philippines, 8.875%, 4/15/2008                                                  392,252
       4,250,000     Poland Govt. Bond, 15.00%, 10/12/1999                                         1,226,402
       1,000,000     Poland Govt. Bond, 12.00%, 6/12/2002                                            287,991
       4,000,000     Poland Govt .Bond, 12.00%, 6/12/2003                                          1,169,765
       1,500,000     Poland, Republic of, Bond, 12.00%, 2/12/2002                                    431,986
       1,000,000     Republic of Argentina, Global Bond Deb., 9.75%, 9/19/2027                       905,000
       1,000,000     Republic of Brazil, 10.125%, 5/15/2027                                          758,440
       1,300,000     Republic of Brazil, Bond, 9.375%, 4/7/2008                                    1,066,000
       2,350,000     Republic of Ecuador, 11.25%, 4/25/2002                                        2,068,000
       1,750,000     Republic of Korea, 8.875%, 4/15/2008                                          1,753,063
       3,500,000     Republic of South Africa, 13.50%, 9/15/2015                                     530,280
       2,000,000     Republic of South Africa, Bond, 12.50%, 1/15/2002                               319,079
       2,000,000     Russia, 10.00%, 6/26/2007                                                       562,500
       1,750,000 (b) Russian Federation, 10.00%, 6/26/2007                                           485,625

FEDERATED INTERNATIONAL HIGH INCOME FUND

FOREIGN

CURRENCY                                                                                        VALUE IN
PAR  AMOUNT                                                                                     U.S.  DOLLARS

OR PRINCIPAL

VALUE

SOVEREIGN GOVERNMENTS-CONTINUED

       2,000,000 (b) Russian Federation, 9.375%, 3/31/2005                                      $    453,300
       6,000,000     Swedish Government, Deb., 9.00%, 4/20/2009                                    1,017,737
       5,250,000     Telkom SA Ltd., 10.00%, 3/31/2008                                               633,860
         200,000     Turkey, 10.00%, 5/23/2002                                                       192,900
       1,300,000     Turkey, 10.00%, 9/19/2007                                                     1,215,500
         650,000     Turkey, Bond, 9.875%, 2/23/2005                                                 611,000
         600,000     Turkey, Deb., 11.50%, 4/27/1999                                                 601,500
       1,500,000     United Mexican States, 11.375%, 9/15/2016                                     1,587,480
       1,000,000     United Mexican States, 8.625%, 3/12/2008                                        956,250
         500,000     United Mexican States, Bond, 9.875%, 1/15/2007                                  505,000
       2,800,000     Venezuela, Bond, 9.25%, 9/15/2027                                             1,561,000
       1,000,000 (b) Venezuela, Sr. Unsub., 9.125%, 6/18/2007                                        732,500
                         TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST

                         $58,365,867)                                                             50,955,505
(C)REPURCHASE AGREEMENT-1.2%

 $     1,095,000     Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/1998,
                     due 12/1/1998 (AT AMORTIZED COST)                                             1,095,000
                         TOTAL  INVESTMENTS (IDENTIFIED COST $101,358,522(D)                    $ 86,459,681

 (a) Non-income producing security.

 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1998, these securities amounted to $10,956,651 which represents 12.2% of net assets.

 (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (d) The cost of investments for federal tax purposes amounts to $101,372,272. The net unrealized depreciation of investments on a federal tax basis amounts to $14,912,591 which is comprised of $1,236,296 appreciation and $16,148,887 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($89,616,536) at November 30, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998



ASSETS:

Total investments in securities, at value (identified cost $101,358,522 and tax

cost $101,372,272)                                                                               $   86,459,681
Cash                                                                                                      4,279
Cash denominated in foreign currencies (identified cost

$885,992)                                                                                               886,076
Income receivable                                                                                     3,001,774
Receivable for investments sold                                                                       1,062,218
Receivable for shares sold                                                                              533,404
Deferred organizational costs                                                                            31,251
Total assets                                                                                         91,978,683
LIABILITIES:

Payable for investments purchased                                                  $ 1,500,000
Payable for shares redeemed                                                            180,738
Income distribution payable                                                            553,425
Payable for taxes withheld                                                              17,047
Accrued expenses                                                                       110,937
Total liabilities                                                                                     2,362,147
NET ASSETS for 11,212,599 shares outstanding                                                     $   89,616,536
NET ASSETS CONSIST OF:
Paid in capital                                                                                  $  107,861,938
Net unrealized depreciation of investments and translation of assets and
liabilities in foreign currency                                                          (14,884,107)
Accumulated net realized loss on investments and foreign
currency transactions                                                                                (2,556,640)
Accumulated distributions in excess of net investment income                                           (804,655)
Total Net Assets                                                                                 $   89,616,536
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($11,052,263 / 1,382,758 shares
outstanding)                                                                                              $7.99
Offering Price Per Share (100/95.50 of $7.99)*                                                            $8.37
Redemption Proceeds Per Share                                                                             $7.99
CLASS B SHARES:
Net Asset Value Per Share ($70,458,153 / 8,815,595 shares
outstanding)                                                                                              $7.99
Offering Price Per Share                                                                                  $7.99
Redemption Proceeds Per Share (94.50/100 of $7.99)*                                                       $7.55
CLASS C SHARES:
Net Asset Value Per Share ($8,106,120 / 1,014,246 shares
outstanding)                                                                                              $7.99
Offering Price Per Share                                                                                  $7.99
Redemption Proceeds Per Share (99.00/100 of $7.99)*                                                       $7.91


 * See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Interest (net of foreign taxes withheld of $27,173)                                                          $   9,803,327
EXPENSES:

Investment advisory fee                                                                      $   698,226
Administrative personnel and services fee                                                        185,000
Custodian fees                                                                                    66,455
Transfer and dividend disbursing agent fees and expenses                                         112,195
Directors'/Trustees' fees                                                                          1,415
Auditing fees                                                                                     18,254
Legal fees                                                                                        10,398
Portfolio accounting fees                                                                         86,890
Distribution services fee-Class B Shares                                                         480,528
Distribution services fee-Class C Shares                                                          62,731
Shareholder services fee-Class A Shares                                                           24,274
Shareholder services fee-Class B Shares                                                          160,176
Shareholder services fee-Class C Shares                                                           20,911
Share registration costs                                                                          39,539
Printing and postage                                                                              41,283
Insurance premiums                                                                                 4,015
Taxes                                                                                              2,700
Miscellaneous                                                                                     16,820
Total expenses                                                                                 2,031,810
Waivers and reimbursements-
Waiver of investment advisory fee                                             $ (698,226)
Reimbursement of other operating expenses                                       (114,024)
Total waivers and reimbursements                                                                (812,250)
Net expenses                                                                                                     1,219,560
Net investment income                                                                                            8,583,767
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments and foreign currency transactions (Net
of foreign taxes withheld $16,200)                                                                              (3,462,957)
Net change in unrealized depreciation of investments and translation of
assets and liabilities in foreign currency                                                                     (11,762,681)
Net realized and unrealized loss on investments and foreign currency                                           (15,225,638)
Change in net assets resulting from operations                                                               $  (6,641,871)


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                    YEAR ENDED

                                                                                    NOVEMBER 30,
                                                                               1998               1997

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income                                                     $   8,583,767        $  3,157,444
Net realized loss on investments and foreign currency
transactions ($(2,542,891) and $401,272, respectively, as
computed for federal tax purposes)                                           (3,462,957)           (127,533)
Net change in unrealized depreciation of investments and

translation of assets and liabilities in foreign currency                   (11,762,681)         (3,203,065)
Change in net assets resulting from operations                               (6,641,871)           (173,154)
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income

Class A Shares                                                               (1,068,975)           (371,540)
Class B Shares                                                               (6,559,668)         (2,435,667)
Class C Shares                                                                 (854,790)           (217,775)
Distributions from net realized gains on investments and
foreign currency transactions

Class A Shares                                                                   (2,557)                  -
Class B Shares                                                                  (14,211)                  -
Class C Shares                                                                   (1,879)                  -
Change in net assets resulting from distributions to

shareholders                                                                 (8,502,080)         (3,024,982)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                                 59,262,958          65,492,534
Net asset value of shares issued to shareholders in payment

of distributions declared                                                     2,695,479           1,066,512
Cost of shares redeemed                                                     (22,236,754)         (4,400,916)
Change in net assets resulting from share transactions                       39,721,683          62,158,130
Change in net assets                                                         24,577,732          58,959,994
NET ASSETS:

Beginning of period                                                          65,038,804           6,078,810
End of period                                                             $  89,616,536        $ 65,038,804

 (See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                    YEAR ENDED NOVEMBER 30,
                                                                1998          1997           1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                           $ 9.50        $10.12         $10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                            0.94          1.18           0.17 (b)
Net realized and unrealized gain/(loss) on investments          (1.49)        (0.78)          0.13
Total from investment operations                                (0.55)         0.40           0.30
LESS DISTRIBUTIONS

Distributions from net investment income                        (0.96)        (1.02)         (0.17)
Distributions in excess of net investment income                    -             -          (0.01) (e)
Distributions from net realized gain on investments and

foreign currency transactions                                   (0.00)(f)         -              -
Total distributions                                             (0.96)        (1.02)         (0.18)
NET ASSET VALUE, END OF PERIOD                                 $ 7.99       $  9.50         $10.12
TOTAL RETURN(C)                                                 (5.95%)        4.02%          2.99%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                         0.82%         0.75%          0.75% *
Net investment income                                           11.07%        10.54%          9.19% *
Expense waiver/reimbursement(d)                                  0.99%         2.03%          8.46% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $11,052         $9,073           $599
Portfolio turnover                                                128%           93%             0%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

 (b) Per share information is based on the average number of shares outstanding.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (e) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

 (f) Per share amount does not round to $(0.01).

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       YEAR ENDED NOVEMBER 30,
                                                                 1998              1997          1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                             $ 9.50           $10.12         $10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                              0.89             0.96           0.18 (b)
Net realized and unrealized gain/(loss) on investments            (1.50)           (0.63 )         0.11
Total from investment operations                                  (0.61)            0.33           0.29
LESS DISTRIBUTIONS

Distributions from net investment income                          (0.90)           (0.95 )        (0.17)
Distributions from net realized gain on investments and
foreign currency transactions                                     (0.00) (e)           -               -
Total distributions                                               (0.90)           (0.95 )        (0.17)
NET ASSET VALUE, END OF PERIOD                                   $ 7.99          $  9.50         $10.12
TOTAL RETURN(C)                                                   (6.67% )          3.24 %         2.87%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                           1.57%            1.50 %         1.50% *
Net investment income                                             10.37%            9.73 %         8.92% *
Expense waiver/reimbursement(d)                                    0.99%            2.03 %         8.46% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $70,458          $49,929         $5,397
Portfolio turnover                                                  128%              93 %            0%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

 (b) Per share information presented is based upon the average number of shares outstanding.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (e) Per share amount does not round to $(0.01).

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                             YEAR ENDED NOVEMBER  30,
                                                                 1998                  1997              1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                             $ 9.50                $10.12             $10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                              0.85                  0.98               0.17 (b)
Net realized and unrealized gain/(loss) on investments            (1.46)                (0.65)              0.12
Total from investment operations                                  (0.61)                 0.33               0.29
LESS DISTRIBUTIONS

Distributions from net investment income                          (0.90)                (0.95)             (0.17)
Distributions from net realized gain on investments and
foreign currency transactions                                     (0.00) (e)                -                  -
Total distributions                                               (0.90)                (0.95)             (0.17)
NET ASSET VALUE, END OF PERIOD                                   $ 7.99               $  9.50             $10.12
TOTAL RETURN(C)                                                   (6.67% )               3.24%              2.87%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                           1.57%                 1.50%              1.50% *
Net investment income                                             10.35%                10.04%              8.67% *
Expense waiver/reimbursement(d)                                    0.99%                 2.03%              8.46% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $8,106                $6,037                 $83
Portfolio turnover                                                  128%                   93%                 0%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

 (b) Per share information presented is based upon the average number of shares outstanding.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (e) Per share amount does not round to $(0.01).

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B
Shares, and Class C Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                      INCREASE/ (DECREASE)
                   ACCUMULATED DISTRIBUTIONS

ACCUMULATED NET          IN EXCESS OF

REALIZED LOSS         NET INVESTMENT INCOME         PAID-IN CAPITAL
$523,692                   $(501,910)                  $(21,782)

 Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $2,542,891, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1998, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:


SECURITY                                                        ACQUISITION DATE       ACQUISITION COST
Cathay International Ltd., 13.00%                               4/3/1998                   $    505,000
CIA International Telecommunications,

Note, 10.375%                                                   3/19/1998-3/20/1998           1,377,776
CIA Saneamento Basico, Bond, 10.00%                             7/23/1997-10/14/1997          1,007,500
Dharmala Intiutama, Promissory Note                             7/22/1997-2/3/1998              374,471
Globo Communicacoes Part, 10.625%                               3/12/1998                       498,250
Imasac, SA, 11.00%                                              4/24/1998-8/27/1998             741,060
Mastellone Hermanos, SA, Bond, 11.75%                           9/9/1998-9/28/1998               71,806
Monterrey Power SA de CV, Sec. Fac. Bond, Series 144A, 9.625%   10/1/1998                       274,325
Petroleos Mexicanos, Series 144A, 9.375%                        11/19/1998                      500,000
Remy Cointreau SA, Series 144A, 10.00%                          7/23/1998                       832,954
Russian Federation, 9.375%,                                     3/24/1998                     1,091,236
Russian Federation, 10.00%                                      6/19/1997-5/19/1998           1,748,820
Sirona Dental System, 9.125%                                    6/29/1998                       964,623
Texon International PLC, Sr. Note, Series 144A, 10.00%          6/25/1998                       988,125
TM Group Holdings, Sr. Note, 11.00%                             5/7/1998                        500,000
TV Bandeirantes, Note, 12.875%                                  5/8/1998                        745,403
Venezuela, Sr. Unsub., 9.125%                                   6/10/1997-2/17/1998           1,009,800
Zhuhai Highway, Sub Note, 11.50%                                10/1/1996-3/18/1998           1,168,776

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($ 0.001 per share) authorized were as follows:

                       NUMBER OF PAR VALUE

CLASS NAME            CAPITAL  STOCK AUTHORIZED
Class A Shares               100,000,000
Class B Shares               100,000,000
Class C Shares               100,000,000

 TOTAL                       300,000,000

Transactions in capital stock were as follows:


                                                                  YEAR ENDED NOVEMBER 30,
                                                          1998                               1997

CLASS A SHARES                                SHARES               AMOUNT          SHARES             AMOUNT
Shares sold                                   936,322          $   7,944,196       947,873          $  9,368,221
Shares issued to shareholders in
payment of distributions declared              45,021                382,483        16,193               159,561
Shares redeemed                              (553,678)            (4,809,928)      (68,227)             (673,400)

Net change resulting from Class A

Share transactions                            427,665          $   3,516,751       895,839          $  8,854,382

                                                                   YEAR ENDED NOVEMBER 30,
                                                         1998                                 1997

CLASS B SHARES                               SHARES                 AMOUNT        SHARES               AMOUNT
Shares sold                                 4,969,213          $  44,146,311     4,965,419          $ 49,422,176
Shares issued to shareholders in
payment of distributions declared             224,076              1,913,388        80,852               796,727
Shares redeemed                            (1,634,221)           (13,647,738)     (322,979)           (3,166,390)

Net change resulting from Class B

Share transactions                          3,559,068          $  32,411,961     4,723,292          $ 47,052,513

                                                                   YEAR ENDED NOVEMBER 30,
                                                          1998                              1997

CLASS C SHARES                               SHARES                 AMOUNT        SHARES               AMOUNT
Shares sold                                   787,334          $   7,172,451       673,112          $  6,702,138
Shares issued to shareholders in
payment of distributions declared              46,643                399,608        11,256               110,223
Shares redeemed                              (455,208)            (3,779,088)      (57,081)             (561,126)

Net change resulting from Class C

Share transactions                            378,769          $   3,792,971       627,287          $  6,251,235
Net change resulting from share
transactions                                4,365,502          $  39,721,683     6,246,418          $ 62,158,130

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF AVERAGE

SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
Class A Shares           0.25%

Class B Shares           0.75%
Class C Shares           0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 1998, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational and start-up administrative service expenses of $48,027 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $11,249 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES    $138,576,975
SALES        $ 99,974,586

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:


                    PERCENTAGE OF                            PERCENTAGE OF
COUNTRY             NET ASSETS       COUNTRY                 NET ASSETS
Argentina            8.43%            Kazakhstan                1.82%
Australia            0.51%            Korea                     3.00%
Brazil               8.56%            Mexico                   13.72%
Bulgaria             2.72%            Netherlands               1.28%
Canada               3.75%            New Zealand               0.77%
China                2.45%            Norway                    0.85%
Colombia             2.20%            Pakistan                  1.04%
Czech Republic       1.54%            Panama                    1.33%
Denmark              1.21%            Philippines               2.40%
Dominican Republic   0.93%            Poland                    3.90%
Ecuador              2.31%            Russia                    1.68%
Egypt                0.98%            Slovakia                  0.22%
France               1.51%            South Africa              2.33%
Germany              2.33%            Sweden                    1.14%
Greece               2.49%            Thailand                  0.92%
Hungary              2.35%            Turkey                    2.92%
Indonesia            1.52%            United Kingdom            2.63%
Italy                2.77%            Venezuela                 2.95%
Jamaica              1.78%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment Management

Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International
High Income Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp.
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487762
Cusip 981487754
Cusip 981487747
G01949-01 (1/99)

[Graphic]

 [Graphic]
 Federated Investors

 [Graphic]

Federated International Small Company Fund

3rd Annual Report
November 30, 1998

ESTABLISHED 1996

[Graphic]

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its third Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Tracy Stouffer, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following her discussion, which covers international economic and market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's investments, and third is the publication of the fund's financial statements.

This fund is managed to bring shareholders significant long-term opportunities from a well-researched portfolio of small-cap international stocks.* At the end of the reporting period, this $385 million fund was invested in more than 200 small-cap stocks in 35 countries across five continents.

Broad diversification and outstanding stock selection continue to be hallmarks of the fund. During the 12-month reporting period, the fund again delivered double-digit total return performance. The fund significantly outperformed the 8.76% return of the 57 small-company international funds tracked by Lipper Analytical Services, Inc.+ Individual share class total return performance for the 12-month reporting period follows.++

                  TOTAL        NET ASSET
                 RETURN       VALUE INCREASE

Class A Shares   23.23%   $14.25 to $17.56 = 23%
Class B Shares   22.25%   $14.07 to $17.20 = 22%
Class C Shares   22.26%   $14.06 to $17.19 = 22%

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Small-Cap stocks have historically experienced greater volatility than average.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

 ++ Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 16.45%, 16.75%, and 21.26%, respectively.

While this fund has provided shareholders with very strong returns since it began operation on February 28, 1996, I want to remind you that the true measure of the fund's performance is clearly in years rather than months. There will inevitably be periods of negative short-term fluctuation, as well as the highly positive returns we have experienced since the fund's inception.

Thank you for participating in Federated International Small Company Fund. We hope you are pleased with the fund's continued strong performance. We will keep you up-to-date on the details of your investment on a regular basis.

Sincerely,
[Graphic]

Richard B. Fisher
President
January 15, 1999

INVESTMENT REVIEW
[Graphic]
Tracy Stouffer
Vice President
Federated Global
Investment
Management Corp.

[Graphic]

WHAT IS YOUR REVIEW OF THE FUND'S FISCAL YEAR, IN WHICH INTERNATIONAL SMALL-CAP STOCKS EXPERIENCED A HIGH DEGREE OF VOLATILITY AND PRODUCED

MIXED RETURNS?

As measured by the broader small-cap indices, the past 12 months were another difficult year for small-cap companies in the U.S. and abroad. However, the fund was able to benefit from the many themes neglected by the international small-cap indices, namely outsourcing and personal consumption. Clearly, the fund was able to identify and participate in local investment opportunities that the broader market indices missed.

Early movements into Asia also contributed to the fund's positive performance as the region's small companies slowly recovered to outpace the region's larger cap companies, particularly in Japan and New Zealand, as measured by the Morgan Stanley Capital International ("MSCI") country indices.

[Graphic]

ONCE AGAIN, FEDERATED INTERNATIONAL SMALL COMPANY FUND DELIVERED
OUTSTANDING RELATIVE PERFORMANCE. BY HOW MUCH DID THE FUND'S RETURNS SURPASS THOSE OF THE INTERNATIONAL SMALL-CAP STOCK MARKET AND THE

AVERAGE INTERNATIONAL SMALL-CAP FUND?

For the fiscal year ended November 30, 1998, the fund's total returns, based on net asset value, were 23.23%, 22.25%, and 22.26% for Class A, B, and C Shares, respectively.* These returns were three times higher than the 7.68% return of the small-cap international market, as represented by the FT-Actuaries/S&P World, ex-U.S., Medium-Small Cap Index.** For the same period, the MSCI Small Cap, World ex-U.S. Index returned (1.73%).***

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 16.45%, 16.75%, and 21.26%, respectively.

 ** The FT-Actuaries/S&P World, ex-U.S., Medium-Small Cap Index is a total return, market cap-weighted, unmanaged index of more than 1,000 companies from 25 countries that represents the performance of the small-cap international marketplace. Investments cannot be made in an index.

 *** The MSCI Small Cap World ex-U.S.Index is an unmanaged index of companies in 23 developed markets with U.S. dollar market capitalizations of $200-$800 million. Investments cannot be made in an index.

[Graphic]

WHAT PORTFOLIO HOLDINGS MADE THE GREATEST IMPACT ON THE FUND'S
PERFORMANCE?

Stocks with themes related to outsourcing and personal consumption contributed the most to the fund's performance. CREYF'S (0.95% of net assets), a Belgium personnel temporary employment agency, returned 321% during this review period. In the 10 months to October, temporary employees worked 5.7% more hours than the same period a year earlier. E.M. TV (1.02% of net assets), a German merchandiser and children's television production distributor, gained over 3,900%. Finally, REAL SOFTWARE (0.84% of net assets), a Belgian software company, rose 467%. The company is benefiting from its acquisition strategy of buying controlling stakes in other software and service companies on the condition that they profit in the same year. The company has made nine acquisitions this year.

[Graphic]

CAN YOU HIGHLIGHT THREE ADDITIONS TO THE PORTFOLIO DURING THE REPORTING
PERIOD?

With a stock price gain of over 3,900%, it is certainly worthwhile to discuss the story of E.M. TV (1.02% of net assets). This company promotes and distributes television programs throughout Germany and other international markets, and it also licenses and merchandises its own programming. It is continuing its expansion into sporting events like the World Wrestling Federation matches, boxing matches, and soccer matches, among others. What is particularly interesting is that this company has gone from obtaining distribution rights for Sesame Street, the Flintstones, and the Teenage Mutant Ninja Turtles from the U.S. to co-producing cartoons and distributing them to the U.S. We see tremendous opportunities here.

NESTOR HEALTHCARE GROUP PLC (0.26% of net assets) is a United Kingdom health care and specialist worker placement agency and is the leading provider of temporary health care professionals. The United Kingdom's nursing profession is currently understaffed as a result of a decrease in new entrants, and the government has begun new health care initiatives which include additional funding for health care expertise. The company also operates the largest traveling nurses network in the U.S., Cross Country Staffing.

Another interesting story is SINGULUS TECHNOLOGIES AG (0.53% of net assets). Singulus is a German manufacturer of various production equipment and machinery used to layer and coat compact discs ("CD") and digital video discs ("DVD"). Singulus is the world's leading producer of CD replication equipment and has an 80% world market share in DVD equipment. DVD is the next technology in home entertainment which should challenge CDs and videotapes.

[Graphic]

WHAT STRATEGIES ACCOUNT FOR YOUR ABILITY TO INSULATE THE FUND AGAINST MUCH OF THE TURMOIL OF THE INTERNATIONAL MARKETPLACE?

Through a concerted effort of identifying individual stocks and evaluating economic conditions, the fund has been able to sidestep many of the turbulent shock waves experienced in the markets. By reading the writing on the wall, the fund essentially avoided many of the financial institutions that were exposed to Russia and Latin America. Additionally, our early movements into Asia also contributed to the fund's performance. Furthermore, our avoidance of oil-related stocks insulated the fund from the oil industry's oversupply which is responsible for many stocks' poor performance.

In summary, the avoidance of some sectors is what has largely protected the fund's returns rather than the selection of sectors for investments.

[Graphic]

WHERE WERE THE FUND'S ASSETS INVESTED AS OF NOVEMBER 30, 1998, AND WHAT WERE THE FUND'S TOP 10 HOLDINGS?

The portfolio was well-diversified across the following 35 countries.


                          PERCENTAGE OF                            PERCENTAGE OF

COUNTRY                    NET ASSETS    COUNTRY                     NET ASSETS
Germany                        9.18%     Austria                       1.67%
Japan                          6.68%     Switzerland                   1.53%
Finland                        6.46%     Denmark                       1.35%
France                         6.35%     South Africa                  1.19%
Sweden                         5.93%     Canada                        1.17%
United Kingdom                 5.93%     Norway                        0.96%
Ireland                        5.72%     Philippines                   0.96%
Belgium                        5.12%     Poland                        0.63%
Spain                          4.82%     Israel                        0.61%
Netherlands                    4.76%     Egypt                         0.51%
Greece                         4.39%     Chile                         0.45%
Singapore                      3.23%     China                         0.25%
Mexico                         3.15%     Korea                         0.24%
Italy                          3.13%     Peru                          0.17%
Portugal                       2.87%     Argentina                     0.07%
Brazil                         2.34%     Thailand                      0.02%
Hong Kong                      1.96%     India                        0.00%*
Indonesia                      1.74%


 * Amount represents less than 0.01%.

As of November 30, 1998, the fund's top 10 holdings were:


                                              PERCENTAGE OF

NAME                           COUNTRY          NET ASSETS             INDUSTRY
Ideal Group SA                 Greece              1.81%               Electrical & Electronics
Kamps AG                       Germany             1.61%               Food & Household Products
Don Quijote Co., Ltd.          Japan               1.53%               Food & Household Products
JOT Automation Group Oyj       Finland             1.48%               Electrical & Electronics
Esat Telecom Group PLC, ADR    Ireland             1.31%               Telecommunications
Bure Investment Aktiebolaget   Sweden              1.27%               Financial Services
Matalan                        United Kingdom      1.25%               Retail
Tieto Corp.                    Finland             1.22%               Business & Public Services
TelePizza SA                   Spain               1.19%               Food & Household Products
FI Group PLC                   United Kingdom      1.16%               Business & Public Services
  TOTAL                                           13.83%


[Graphic]

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL SMALL-CAP STOCKS IN 1999 AS WE LEAVE WHAT HAS BEEN A VOLATILE YET POSITIVE YEAR FOR THE MARKET? DO YOU EXPECT THAT EUROPE WILL REMAIN THE REGION OF CHOICE? ARE THE
VALUATIONS OF ASIAN PACIFIC COMPANIES BEGINNING TO LOOK COMPELLING VERSUS THEIR FUNDAMENTALS?

Europe should continue to benefit from the convergence of interest rates as those initial non-participating countries begin to structure their economies for eventual participation in the Euro. We have seen over 66 interest rate cuts around the world since September 1998, which have given each of the stock markets a shot in the arm. The interest rate cuts lower financing costs for companies which is particularly important for smaller companies. The new competitive landscape in "Euroland," with borderless countries, will force large-cap companies to improve productivity and pricing. International small-cap stocks could benefit because it is easier for smaller and nimbler companies to adapt to changes. In addition, these smaller companies, with their efficiencies and distributions, could become takeover targets of the larger companies. In the end, lower borrowing costs, with enhanced productivity, are expected to lead to an increase in earnings for small-cap stocks.

The Asian Pacific region seems to be on the road to recovery, although it will be a long and bumpy road. We feel that certain steps have finally been taken to correct the economic environment which positions this region again as an area of opportunity and growth. While some overcapacity does exist in some countries, investment opportunities are waiting to be discovered in other parts of Asia. The region has largely been known as the manufacturing site for many personal computers ("PC") and has suffered as a result of the downturn in the PC industry. There are, however, projections that PC demand is recovering, and 1999 is expected to put the PC industry back on its growth track. According to International Data Corp. ("IDC"), total
1998 worldwide PC volume is now projected at 89.2 million on growth of 11.1%. For 1999, IDC now estimates worldwide PC market growth at 12.8% on unit volume of 100.6 million. Clearly, things are changing-and for the better.

Despite talk of a global economic slowdown, we have yet to meet a small-cap company that has admitted or forecasted for such an economic event.

WHERE IN THE WORLD SHOULD
YOU INVEST?

[Graphic]FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic]FEDERATED EMERGING MARKETS FUND
[Graphic]FEDERATED EUROPEAN GROWTH FUND
[Graphic]FEDERATED GLOBAL EQUITY INCOME FUND
[Graphic]FEDERATED GLOBAL FINANCIAL SERVICES FUND
[Graphic]FEDERATED INTERNATIONAL EQUITY FUND
[Graphic]FEDERATED INTERNATIONAL GROWTH FUND
[Graphic]FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic]FEDERATED INTERNATIONAL INCOME FUND
[Graphic]FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic]FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic]FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated
Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU

INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL SMALL COMPANY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $3,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL SMALL COMPANY FUND ON 3/1/96, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $4,989 ON 11/30/
98. YOU WOULD HAVE EARNED A 20.32%* AVERAGE ANNUAL TOTAL RETURN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' average annual 1-year and since inception (2/28/96) total returns were 20.74% and 21.59%, respectively. Class B Shares' average annual one-year and since inception (2/28/96) total returns were 21.32% and 22.13%, respectively. Class C Shares average annual 1-year and since inception (2/28/96) total returns were 25.84% and 23.07%, respectively.**

[Graphic representation omitted.  Please see Appendix A22]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED INTERNATIONAL SMALL COMPANY FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR TWO YEARS GREW TO $3,926.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Small Company Fund on 3/1/96, and did not redeem any shares, you would have invested only $3,000 but your account would have reached a total value of $3,926* by 11/30/98. You would have earned an average annual total return of 16.11%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in small capitalization equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  Please see Appendix A23]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the FT-Actuaries/S&P World Medium-Small Cap Index (ex-U.S.) (FTMSC) and the Morgan Stanley Capital International Small Cap World Index ex-U.S. (MSCI-SCW).+

[Graphic representation omitted.  Please see Appendix A24]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The FTMSC has been adjusted to reflect reinvestment of dividends on securities in the index. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The FTMSC and the MSCI-SCW are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the FT-Actuaries/S&P World Medium-Small Cap Index (ex-U.S.) (FTMSC) and the Morgan Stanley Capital International Small Cap World ex-U.S. Index (MSCI-SCW).+

[Graphic representation omitted.  Please see Appendix A25]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The FTMSC has been adjusted to reflect reinvestment of dividends on securities in the index. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The FTMSC and the MSCI-SCW are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the FT-Actuaries/S&P World Medium-Small Cap Index (FTMSC) and the Morgan Stanley Capital International Small Cap World Index ex-U.S. (MSCI-SCW).+

[Graphic representation omitted.  Please see Appendix A26]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The FTMSC has been adjusted to reflect reinvestment of dividends on securities in the index. The MSCI-SCW has not been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The FTMSC and the MSCI-SCW are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-90.1

                                          AEROSPACE & DEFENSE-0.0%

                                2,000     Jamco Corp.                                  $      20,292
                                          APPLIANCES & HOUSEHOLD DURABLES-1.2%
                               74,230     Beter Bed Holding NV                             2,612,051
                               23,974     IPSO Industrial Laundry Group                    1,849,899
                                          Total                                            4,461,950

                                          AUTOMOBILE-2.9%

                              116,050     Athlon Groep NV                                  3,173,467
                              890,000     Inchcape Motors Ltd.                             1,235,587
                                2,752     Montupet                                           111,256
                              110,600     Nokian Renkaat                                   3,752,060
                               88,500     Pininfarina SPA                                  1,996,815
                              520,300  (a)Super Group Ltd.                                   959,668
                                          Total                                           11,228,853

                                          BANKING-3.0%

                              980,000     Anglo Irish Bank Corp. PLC                       2,494,683
                              170,000  (a)Aspis Housing Bank                               2,360,249
                              120,000     Banca Di Legnano                                   752,969
                              191,570     Banco Del Suquia SA                                279,731
                              235,000     Banco di Chiavari e della
                                          Riviera Ligure                                     829,618
                               34,000     Banco de A. Edwards, ADR                           412,250
                              190,000     Dah Sing Financial Group                           472,362
                                7,300     HDFC Bank Ltd.                                       8,795
                              710,000     Hong Leong Finance Ltd.                          1,140,649
                               34,000     Kempen & Co. NV                                  1,900,395
                              237,645  (a)Pierwszy Polsko-Amerykanski Bank                 1,146,346
                                          Total                                           11,798,047
                                          BEVERAGE & TOBACCO-2.3%

                               60,250  (a)Baron de Ley                                     2,086,941
                               36,500     Hartwall Oyj BP                                    813,706

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          BEVERAGE & TOBACCO-CONTINUED

                              270,000     Mercian Corp.                               $    1,174,675
                            1,030,000     PT Gudang Garam, Tbk                             1,331,717
                            3,280,000     PT Hanjaya Mandala Sampoerna, Tbk                2,164,579
                              180,000     Rothmans Industries Ltd.                         1,025,765
                               10,500     Vina Concha Y Toro SA, ADR                         295,313
                                          Total                                            8,892,696
                                          BROADCASTING & PUBLISHING-2.5%

                                3,500  (a)Computec Media AG                                  189,808
                                7,486     E.M. TV                                          3,927,342
                              378,500     Gruppo Editoriale L Espresso                     3,154,636
                                7,300  (a)Kinowelt Medien AG                               1,222,082
                              142,600  (a)TV Azteca SA de CV, ADR                          1,069,500
                                          Total                                            9,563,368
                                          BUILDING MATERIALS & COMPONENTS-0.2%
                               44,661     Cementos Lima SA                                   657,516
                                          BUSINESS & PUBLIC SERVICES-8.2%
                              153,000     Capita Group PLC                                 1,438,485
                                9,266     CREYF'S                                          3,650,685
                                9,190  (a)CREYF'S, Rights                                     35,456
                              111,840     Delta Informatics                                2,356,842
                              105,000     Diagonal PLC                                     1,602,028
                               28,000     Falck                                            2,216,641
                              886,000     FI Group PLC                                     4,486,535
                               22,800  (a)Kipling Holding AB                                 296,977
                              121,000     Konami Co.  3,349,107
                            1,040,000  (a)New World Infrastructure, Ltd.                   1,558,052
                              263,600     Semcon AB                                        2,461,735
                               24,800     Softbank SA                                        548,302
                              130,000     Tieto Corp.                                      4,712,610
                              109,100     Unique International NV                          2,766,647
                                          Total                                           31,480,102


FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          CONSTRUCTION & HOUSING-0.9%

                              401,000  (a)Consorcio Hogar SA de CV, Series B          $      238,456
                              344,000  (a)Corporacion GEO, SA de CV, Class B                 974,592
                                5,295     Finpro                                              30,437
                              175,000     Jarvis PLC                                       1,896,454
                               67,200  (a)Stavdal Maskinutleie ASA                           341,048
                                          Total                                            3,480,987
                                          DATA PROCESSING & REPRODUCTION-2.9%
                               66,300     DataTec Ltd.                                       731,393
                               25,000  (a)(b)Gretag Imaging Group                          2,273,867
                               22,560  (a)Hoeft & Wessel AG                                2,167,633
                               12,840  (a)Ion Beam Applications                            2,752,137
                              241,300  (a)Modern Times Group, Class B                      3,098,532
                                          Total                                           11,023,562
                                          ELECTRICAL & ELECTRONICS-5.9%
                               20,000  (a)Algol                                              279,804
                               72,636     Amper SA                                         1,715,890
                           12,200,000     IDT International Ltd.                           1,796,203
                              684,870  (a)Ideal Group SA                                   6,963,679
                              220,000  (a)Independent Energy Holdings PLC, ADR             2,145,000
                              197,200  (a)(b)JOT Automation Group Oyj                      5,695,997
                               46,350  (a)TDS Informationstechnologie AG                   4,070,942
                                          Total                                           22,667,515
                                          ELECTRONIC COMPONENTS, INSTRUMENTS-13.0%

                               30,000  (a)ARM Holdings PLC, ADR                            1,620,000
                               11,800  (a)Brokat Infosystems AG                            1,105,957
                              100,000  (a)Celestica, Inc.                                  2,031,250
                            1,179,000     Datacraft Asia Ltd.                              1,933,560
                               14,337     Decan                                            2,772,042

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          ELECTRONIC COMPONENTS, INSTRUMENTS-CONTINUED
                               62,800  (a)Flextronics International Ltd.                 $ 4,176,200
                              100,000  (a)Fundtech Ltd.                                    1,700,000
                               41,570  (a)GFI Informatique                                 4,471,778
                               50,000     ICT Automatisering                               1,066,639
                                9,000  (a)IT Network, Inc.                                    62,052
                              158,000  (a)Industrial & Financial Systems                   1,650,283
                               27,635     Integrata Training AG                            1,922,208
                              219,600  (a)Know It AB                                       3,993,709
                                  909  (a)Kudelski SA                                      2,604,025
                               72,000     London Bridge Software Holdings PLC              1,407,310
                               25,900  (a)Muehlbauer Holding AG & Co.                      2,106,870
                              225,000     Natsteel Electronics Ltd.                          485,602
                              146,500  (a)Olicom A/S                                         778,281
                                  800     Phonak Holding AG                                  991,191
                               54,916     Real Software                                    3,240,878
                                7,639     Sartorius AG                                     1,823,688
                               19,350  (a)Singulus Technologies AG                         2,041,705
                              915,900     Teljoy Holdings Ltd.                               756,178
                               23,071  (a)Titus Interactive                                2,015,448
                               59,600     Tokyo Seimitsu Co. Ltd.  1,973,766
                               35,000  (a)Unit 4                                             955,269
                              115,750  (a)Zergo Holdings PLC                                 460,126
                                          Total                                           50,146,015
                                          ENERGY EQUIPMENT & SERVICES-0.1%
                                2,900     Coflexip SA                                        211,949
                                          ENERGY SOURCES-0.5%
                               51,100     Banpu Public Co. Ltd.                               96,255
                               40,000  (a)Vetsas Wind Systems                              1,924,143
                                          Total                                            2,020,398


FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          FINANCIAL SERVICES-3.9%

                              135,000     AOT NV                                      $    1,588,194
                              352,800     Bure Investment Aktiebolaget                     4,898,796
                              114,500  (a)(b)EFG-Hermes, GDR                               1,173,625
                            2,100,000     Fishers International PLC                        1,151,728
                            3,020,000  (a)Grupo Financiero Banorte SA de CV, Class B       2,116,328

                                  600     ICICI Banking Corp.                                    342
                            2,000,000     JCG Holdings Ltd.                                  710,319
                                7,500     Mycal Card Inc.                                    182,630
                            3,780,000     Shum Yip Investment Ltd.                           898,256
                               70,000     Spring Group PLC                                   169,728
                              675,700  (a)Theta Group Ltd.                                 2,112,768
                                          Total                                           15,002,714
                                          FOOD & HOUSEHOLD PRODUCTS-9.6%

                               35,000  (a)Airspray NV                                      1,004,680
                               92,826  (a)DO & CO Restaurants & Catering AG                4,130,094
                               65,800     Don Quijote Co., Ltd.                            5,875,000
                              800,000     Greencore Group PLC                              3,515,520
                               57,000     Hokuto Corp.                                     1,198,295
                               43,100     Ibersol SGPS SA                                  4,334,404
                              107,055  (a)Kamps AG                                         6,184,320
                               42,474     Leon De Bruxelles                                3,150,536
                            2,185,000     PT Daya Guna Samudera                            1,250,673
                            4,000,000     PT Indofood Sukses Makmur                        1,979,798
                              531,400  (a)TelePizza SA                                     4,564,849
                                          Total                                           37,188,169
                                          HEALTH & PERSONAL CARE-2.2%

                               37,000     Fancl Corp.                                      2,237,419
                               38,000  (a)ICON PLC, ADR                                    1,078,250
                              150,000     Nestor Healthcare Group PLC                        993,381
                            9,894,000  (a)Sa Sa International Holdings                       958,349

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          HEALTH & PERSONAL CARE-CONTINUED

                              135,316     Sarantis SA                                 $    1,725,194
                              400,000  (a)SkyePharma PLC                                     547,617
                               18,337     Transgene                                          941,152
                                          Total                                            8,481,362
                                          INDUSTRIAL COMPONENTS-1.4%

                              178,000     Hosiden Corp.                                    3,084,659
                               22,892     Semperit AG Holdings                             2,301,764
                                          Total                                            5,386,423

                                          INSURANCE-1.1%

                              101,550     Compania de Seguros Tranquilidade                3,312,714
                              116,000  (a)Kingsway Financial Services                        875,041
                                          Total                                            4,187,755
                                          LEISURE & TOURISM-3.7%

                              275,000     Autogrill SPA                                    2,134,842
                               66,000     Endemol Entertainment Holding BV                 2,122,297
                               15,750     Grand Hotel Krasnapolsky NV                      1,152,911
                                2,800  (a)Infogrames Entertainment, Warrants                  20,105
                               54,238  (a)Kinepolis                                        4,417,659
                               91,960  (a)(b)Scandic Hotels AB                             3,209,221
                               30,000     Sol Melia SA                                     1,188,777
                                          Total                                           14,245,812
                                          MACHINERY & ENGINEERING-1.0%

                               64,170     Azkoyen SA                                       2,244,950
                              230,000     Interpump Group SPA                              1,054,323
                               16,400     KCI Konecranes                                     699,428
                                  125     PT Komatsu Indonesia                                     8
                                          Total                                            3,998,709

                                          MERCHANDISING-2.2%

                            3,854,000     Controladora Comercial Mexicana SA de CV         2,507,859
                               80,000     Cortefiel SA                                     2,078,282
                               68,800  (a)Distribucion y Servicio D&S SA, ADR                954,600

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          MERCHANDISING-CONTINUED

                                5,000  (a)Edel Music AG                               $      677,886
                            2,187,000     Grupo Elektra                                    1,147,250
                            1,951,000  (a)Jollibee Foods Corp., Warrants                     953,217
                                6,700     Santa Isabel SA, ADR                                57,369
                                          Total                                            8,376,463
                                          MISCELLANEOUS MATEIRALS & COMMODITIES-1.8%
                               83,870     Maillis                                          1,679,050
                               24,389  (a)Serp Recyclage SA                                3,322,343
                                2,690     Silver & Baryte Ores Mining                         97,313
                               65,000     Viscofan Envoltura                               1,981,295
                                          Total                                            7,080,001
                                          MULTI-INDUSTRY-2.5%

                               10,244     Altran Technologies SA                           2,378,599
                              200,000     Corp. Fin Reunida                                2,680,984
                              465,000     Dee CC PLC                                       3,950,566
                              180,000     Grupo Industrial Saltillo SA de CV, Class B        479,327
                                          Total                                            9,489,476
                                          REAL ESTATE-2.5%

                               87,000  (a)Able Inc.                                        2,040,828
                            4,960,000     Ayala Land, Inc.                                 1,542,132
                              810,000     DBS Land Ltd.                                    1,153,986
                              780,000     Hysan Development Co. Ltd.                       1,138,318
                            1,732,500  (a)Kiinteistosijoitus OY Citycon                    2,518,901
                            1,460,000     MCL Land Ltd.                                    1,274,568
                                          Total                                            9,668,733
                                          RECREATION, OTHER CONSUMER GOODS-2.1%

                              131,100     Cinram International, Inc.                       1,578,016
                            1,610,000  (a)Corporacion Interamericana de
                                          Entretenimiento SA, Class B                      3,626,489
                               87,470     Folli-Follie                                     1,278,011
                                1,957  (a)Folli-Follie, Rights                                28,593

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          RECREATION, OTHER CONSUMER GOODS-CONTINUED
                               65,000     Roland Corp.                                  $  1,572,240
                                          Total                                            8,083,349

                                          RETAIL-1.3%

                              950,000     Matalan                                          4,818,453
                                          TELECOMMUNICATIONS-6.9%

                               90,000  (a)Colt Telecom Group PLC                           1,175,727
                              134,000  (a)Egyptian Mobile Phone Network                      798,609
                              146,000  (a)Esat Telecom Group PLC, ADR                      5,037,000
                               53,000     Helsingin Puhelin Oyj                            2,825,434
                              607,509  (a)ITG Group PLC                                    3,126,412
                               34,000     Moshi Moshi Hotline Inc.                         1,327,435
                               33,223  (a)Omnicom SA                                       3,527,155
                               21,350  (a)(b)Panafon SA                                      382,428
                            8,448,000  (a)Pilipino Telephone Corp.  1,200,731

                              394,600  (a)Tampere Telephone PLC                            3,939,498
                              350,000  (a)Tandberg Television                              3,342,237
                                          Total                                           26,682,666
                                          TEXTILES & APPAREL-2.4%

                                5,000     Carli Gry International AS                         263,607
                               77,540     Delta-Galil Industries Ltd.                        664,949
                               90,000     Lindex AB                                        3,240,354
                              206,763  (a)Simint SPA                                       1,723,282
                               55,380     Sioen Industries NV                              2,326,558
                                7,814     Van De Velde NV                                  1,143,371
                                          Total                                            9,362,121
                                          TRANSPORTATION - ROAD & RAIL-0.0%
                               23,000     Autostrada Torino-Milano SPA                       117,071
                                          UTILITIES - ELECTRICAL & GAS-0.3%
                            2,600,000  (a)Huaneng Power International Inc.                   990,572
                                          WHOLESALE & INTERNATIONAL TRADE-1.6%
                              125,000  (a)Central European Distribution Corp.                746,094

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                           VALUE IN

 SHARES                                                                                   U.S. DOLLARS

COMMON STOCKS-CONTINUED

                                          WHOLESALE & INTERNATIONAL TRADE-CONTINUED
                               90,000     Grafton Group                                 $  1,661,083
                               14,900     Ryohin Keikaku Co. Ltd.                          1,693,182
                               16,580     Societe Manutan                                  1,165,717
                               35,000     Youngone Corp.                                     908,708
                                          Total                                            6,174,784

                                          TOTAL COMMON STOCKS

                                          (IDENTIFIED COST $293,912,832)                 346,987,883
PREFERRED STOCKS-5.2%

                                          CONSTRUCTION & HOUSING-0.1%

                              179,000     Construtora Sultepa SA, Preference                 593,238
                                          MERCHANDISING-1.0%

                               81,200     Fielmann AG, Pfd.                                3,661,646
                                          MULTI-INDUSTRY-0.9%
                              288,100     Lusomundo Sociedade Gestora de

                                          Participacoes Sociais SA, Pfd.                   3,345,282

                                          TELECOMMUNICATIONS-1.5%

                          105,500,000  (a)Tele Norte Leste Partici                         1,783,370
                          307,700,000  (a)Tele Sudeste Celular Par                         1,665,459
                        1,597,200,000  (a)Telemig Celular Participacoes SA                 2,553,605
                                          Total                                            6,002,434
                                          TEXTILES & APPAREL-0.0%

                          115,000,000  (a)Texpar SA, Preference                                  958
                                          TRANSPORTATION - ROAD & RAIL-1.1%
                               23,950     Sixt AG, Pfd.                                    4,207,080
                                          UTILITIES - ELECTRICAL & GAS-0.6%
                            2,721,000     Centrais Electricas de Santa

                                          Catarina SA-Celesc, Preference, Series B         1,722,008
                           16,460,000     Companhia de Gas de Sao Paulo                      740,010

                                          Total                                            2,462,018

                                          TOTAL PREFERRED STOCKS

                                          (IDENTIFIED COST $15,626,983)                   20,272,656

FEDERATED INTERNATIONAL SMALL COMPANY FUND


PRINCIPAL                                                                                    VALUE IN
 AMOUNT                                                                                   U.S. DOLLARS


CORPORATE BONDS-0.2%

                                          ELECTRONIC COMPONENTS, INSTRUMENTS-0.1%

                     $            503     Real Software, 5.00%, 5/7/2023               $     296,846
                                          FOOD & HOUSEHOLD PRODUCTS-0.1%
                                4,342     Leon De Bruxelles, Bond, 2.00%, 7/1/2003           335,808
                                          TOTAL CORPORATE BONDS

                                          (IDENTIFIED COST $540,110)                         632,654
                                          TOTAL INVESTMENTS
                                          (IDENTIFIED COST $310,079,925)(C)            $ 367,893,193


  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, these securities amounted to $12,735,138 which represents 3.3% of net assets.

  (c) The cost of investments for federal tax purposes amounts to $316,097,310. The net unrealized appreciation of investments on a federal tax basis amounts to $51,795,883 which is comprised of $64,125,512 appreciation and $12,329,629 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($385,152,775) at November 30, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
GDR -Global Depositary Receipt

 (See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998



ASSETS:

Total investments in securities,
at value (identified cost
$310,079,925 and tax cost

$316,097,310)                                   $ 367,893,193
Cash                                                    4,462
Cash denominated in foreign
currency (identified cost
$186,626)                                             186,563
Income receivable                                     325,488
Receivable for investments
sold                                               29,166,583
Receivable for shares sold                          1,160,008
Deferred organizational costs                          27,032
Total assets                                      398,763,329
LIABILITIES:

Payable for investments

purchased                         $ 9,303,988
Payable for shares redeemed         4,056,487
Net payable for foreign
currency exchange contracts            21,680
Payable for taxes withheld             23,408
Accrued expenses                      204,991
Total liabilities                                  13,610,554
NET ASSETS for 22,216,938
shares outstanding                              $ 385,152,775
NET ASSETS CONSIST OF:

Paid in capital                                 $ 327,015,921
Net unrealized appreciation of
investments and translation of
assets and liabilities in
foreign currency                                   57,805,522
Accumulated net realized gain
on investments and foreign
currency transactions                                 368,818
Accumulated net operating loss                        (37,486)
Total net assets                                $ 385,152,775
NET ASSET VALUE, OFFERING
PRICE, AND REDEMPTION PROCEEDS
PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($147,490,075 / 8,398,474
shares outstanding)                                    $17.56
Offering Price Per Share
(100/ 94.50 of $17.56)*                                $18.58
Redemption Proceeds Per Share                          $17.56
CLASS B SHARES:
Net Asset Value Per Share
($189,965,288 / 11,044,233
shares outstanding)                                    $17.20
Offering Price Per Share                               $17.20
Redemption Proceeds Per Share
(94.50/100 of $17.20)*                                 $16.25
CLASS C SHARES:
Net Asset Value Per Share
($47,697,412 / 2,774,231
shares outstanding)                                    $17.19
Offering Price Per Share                               $17.19
Redemption Proceeds Per Share
(99.00/100 of $17.19)*                                 $17.02


 *  See "What Do Shares Cost?" in the prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $383,852)                     $  2,962,237
Interest                                             518,642
Total income                                       3,480,879
EXPENSES:

Investment advisory fee           $ 4,436,654
Administrative personnel and
services fee                          267,666
Custodian fees                        655,552
Transfer and dividend
disbursing agent fees and
expenses                              319,479
Directors'/Trustees' fees               2,731
Auditing fees                          21,691
Legal fees                              4,465
Portfolio accounting fees             125,717
Distribution services fee-
Class B Shares                      1,265,236
Distribution services fee-
Class C Shares                        319,179
Shareholder services fee-Class
A Shares                              359,193
Shareholder services fee-Class
B Shares                              421,745
Shareholder services fee-Class
C Shares                              106,393
Share registration costs               91,696
Printing and postage                   90,324
Taxes                                  11,625
Miscellaneous                          20,294
Total expenses                                     8,519,640
Net operating loss                                (5,038,761)
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on
investments and foreign
currency transactions (net of
foreign taxes withheld of
$93,318)                                           8,268,645
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                          46,830,198
Net realized and unrealized
gain on investments and
foreign currency
transactions                                      55,098,843
Change in net assets
resulting from operations                       $ 50,060,082

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                      YEAR ENDED

                                                      NOVEMBER 30,
                                                 1998              1997

INCREASE (DECREASE) IN NET

ASSETS:
OPERATIONS-

Net operating loss                          $   (5,038,761)  $   (2,060,106)
Net realized gain/(loss) on
investments and foreign
currency transactions
($17,745,082 and $2,291,612,
respectively, as computed for
federal tax purposes)                            8,268,645       (4,892,895)
Net change in unrealized
appreciation of investments
and translation of assets and
liabilities in foreign
currency                                        46,830,198        8,258,008
Change in net assets
resulting from operations                       50,060,082        1,305,007
SHARE TRANSACTIONS-
Proceeds from sale of shares                   343,889,639      238,766,808
Cost of shares redeemed                       (248,855,119)     (36,173,268)
Change in net assets
resulting from share
transactions                                    95,034,520      202,593,540
Change in net assets                           145,094,602      203,898,547
NET ASSETS:
Beginning of period                            240,058,173       36,159,626
End of period                               $  385,152,775   $  240,058,173


(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED NOVEMBER 30,
                                                           1998                  1997                 1996(A)

NET ASSET VALUE, BEGINNING OF PERIOD                      $14.25                 $12.26               $10.00

INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                         (0.17)(d)              (0.11)               (0.02)
Net realized and unrealized gain on investments and
foreign currency transactions                               3.48                   2.10                 2.28
Total from investment operations                            3.31                   1.99                 2.26
NET ASSET VALUE, END OF PERIOD                            $17.56                 $14.25               $12.26
TOTAL RETURN(B)                                            23.23%                 16.23%               22.60%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                    1.95%                  2.12%                1.97% *
Net operating loss                                         (0.97% )               (1.08% )             (0.48% )*
Expense waiver/reimbursement(c)                                -                   0.21%                3.38% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $147,490                $91,707              $16,399
Portfolio turnover                                           380%                   286%                 174%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

  (d)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         YEAR ENDED NOVEMBER 30,
                                                           1998                    1997                 1996(A)
NET ASSET VALUE, BEGINNING OF
PERIOD                                                    $14.07                  $12.20                $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                         (0.29)(d)               (0.12)                (0.04)
Net realized and unrealized gain on investments and
foreign currency transactions                               3.42                    1.99                  2.24
Total from investment operations                            3.13                    1.87                  2.20
NET ASSET VALUE, END OF PERIOD                            $17.20                  $14.07                $12.20
TOTAL RETURN(B)                                            22.25%                  15.33%                22.00%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                    2.70%                   2.87%                 2.72% *
Net operating loss                                         (1.72% )                (1.81% )              (1.61% )*
Expense waiver/reimbursement(c)                                -                    0.17%                 3.38% *
SUPPLEMENTAL DATA

Net assets, end of period(000 omitted)                  $189,965                $120,939               $16,721
Portfolio turnover                                           380%                    286%                  174%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

  (d)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                        YEAR ENDED NOVEMBER 30,
                                                           1998                   1997                1996(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                                                    $14.06                 $12.19               $10.00
INCOME FROM INVESTMENT OPERATIONS

Net operating loss                                         (0.29)(d)              (0.12)               (0.05)
Net realized and unrealized gain on investments and
foreign currency transactions                               3.42                   1.99                 2.24
Total from investment operations                            3.13                   1.87                 2.19
NET ASSET VALUE, END OF PERIOD                            $17.19                 $14.06               $12.19
TOTAL RETURN(B)                                            22.26%                 15.34%               21.90%
RATIOS TO AVERAGE NET ASSETS

Expenses                                                    2.70%                  2.87%                2.72%*
Net operating loss                                         (1.72%)                (1.85%)              (1.58%)*
Expense waiver/reimbursement(c)                                -                   0.17%                3.38% *
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $47,697                $27,412               $3,040
Portfolio turnover                                           380%                   286%                 174%


 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

  (d)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                 INCREASE/(DECREASE)

                                      ACCUMULATED DISTRIBUTIONS IN
                   ACCUMULATED NET           EXCESS OF NET

PAID-IN CAPITAL     REALIZED GAIN          INVESTMENT INCOME
   $(1,445)          $(4,999,830)             $5,001,275

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1998, the Fund had outstanding foreign currency commitments as set forth below:


                                                                                                 UNREALIZED

                           CONTRACTS TO              IN EXCHANGE      CONTRACTS               AT APPRECIATION

SETTLEMENT DATE          DELIVER/RECEIVE                 FOR            VALUE                  (DEPRECIATION)
CONTRACTS PURCHASED:
12/1/1998            108,885,000 Greek Drachma      $    381,383    $   382,428                  $   1,045
12/11/1998           29,361,000 Greek Drachma            102,214        103,122                        908
12/1/1998            463,450 Peruvian Noveau Sol         148,900        148,328                       (572)
12/1/1998            69,407,423 Swedish Krona          8,537,198      8,528,806                     (8,392)
12/2/1998            812,489 Singapore Dollar            493,315        492,567                       (748)
CONTRACTS SOLD:

12/4/1998            597,584 Australian Dollar      $    383,948    $   375,492                  $   8,456
12/1/1998            37,347 Canadian Dollar               24,267         24,498                       (231)
12/1/1998            113,003 Deutsche Mark                65,929         66,612                       (683)
12/1/1998            61,377 Pound Sterling               102,070        101,238                        832
12/2/1998            12,275 Pound Sterling                20,291         20,248                         43
12/3/1998            242,510 Pound Sterling              400,626        400,007                        619
12/1/1998            323,044,106 Greek Drachma         1,122,655      1,134,603                    (11,948)
12/2/1998            59,092,171 Italian Lira              34,966         35,179                       (213)
12/1/1998            2,745,205 Norwegian Krone           361,687        366,638                     (4,951)
12/1/1998            22,343,532 Thailand Baht            616,884        618,934                     (2,050)
12/1/1998            3,719,797 South African Rand        649,632        653,427                     (3,795)
Net Unrealized Depreciation on Foreign Exchange Contracts                                         $(21,680)


FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at

November 30, 1998 is as follows:


SECURITY                     ACQUISITION DATE         ACQUISITION COST
EFG-Hermes, GDR                7/29/1998-9/2/1998         $1,345,763
Gretag Imaging Group          11/3/1998-11/5/1998          2,411,669
JOT Automation Group Oyj      9/9/1998-10/26/1998          3,754,222
Panafon SA                             11/20/1998            386,583
Scandic Hotels AB          10/16/1998-10/22/1998           2,568,017


USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:


                                     NUMBER OF PAR VALUE

CLASS NAME                        CAPITAL STOCK AUTHORIZED
Class A Shares                            100,000,000
Class B Shares                            100,000,000
Class C Shares                            100,000,000
Total                                     300,000,000


Transactions in capital stock were as follows:


                                                                YEAR ENDED NOVEMBER 30,
                                                       1998                                  1997

CLASS A SHARES                             SHARES                 AMOUNT            SHARES              AMOUNT
Shares sold                               12,150,368          $  213,991,576      6,748,444          $  98,446,634
Shares redeemed                          (10,185,264)           (179,653,387)    (1,652,514)           (23,754,721)
Net change resulting from
Class A Share transactions                 1,965,104          $   34,338,189      5,095,930          $  74,691,913

                                                               YEAR ENDED NOVEMBER 30,
                                                       1998                                  1997

CLASS B SHARES                              SHARES                AMOUNT            SHARES               AMOUNT
Shares sold                                5,336,407          $   95,444,129      7,830,646          $ 112,172,634
Shares redeemed                           (2,890,107)            (49,477,133)      (603,585)            (8,739,869)
Net change resulting from
Class B Share transactions                 2,446,300          $   45,966,996      7,227,061          $ 103,432,765


                                                              YEAR ENDED NOVEMBER 30,
                                                       1998                                 1997

CLASS C SHARES                              SHARES                AMOUNT            SHARES               AMOUNT
Shares sold                                1,987,879          $   34,453,934      1,957,983          $  28,147,540
Shares redeemed                           (1,163,723)            (19,724,599)      (257,229)            (3,678,678)
Net change resulting from
Class C Share transactions                   824,156          $   14,729,335      1,700,754          $  24,468,862
Net change resulting from
share transactions                         5,235,560          $   95,034,520     14,023,745          $ 202,593,540


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                      PERCENTAGE OF AVERAGE

SHARE CLASS NAME                    DAILY NET ASSETS OF CLASS
Class A Shares                               0.25%
Class B Shares                               0.75%
Class C Shares                               0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 1998, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $12,457 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES   $1,365,496,093
SALES       $1,296,189,295

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:


                  PERCENTAGE                         PERCENTAGE
COUNTRY         OF NET ASSETS   COUNTRY             OF NET ASSETS
Argentina           0.07%       Italy                    3.13%
Austria             1.67%       Japan                    6.68%
Belgium             5.12%       Korea                    0.24%
Brazil              2.34%       Mexico                   3.15%
Canada              1.17%       Netherlands              4.76%
Chile               0.45%       Norway                   0.96%
China               0.25%       Peru                     0.17%
Denmark             1.35%       Philippines              0.96%
Egypt               0.51%       Poland                   0.63%
Finland             6.46%       Portugal                 2.87%
France              6.35%       Singapore                3.23%
Germany             9.18%       South Africa             1.19%
Greece              4.39%       Spain                    4.82%
Hong Kong           1.96%       Sweden                   5.93%
India               0.00%*      Switzerland              1.53%
Indonesia           1.74%       Thailand                 0.02%
Ireland             5.72%       United Kingdom           5.93%
Israel              0.61%


 *  Amount represents less than 0.01%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment Management

Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International
Small Company Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Cusip 981487838
Cusip 981487820
Cusip 981487812
G01968-01 (1/99)

[Graphic]

Federated Investors
[Graphic]

Federated Latin American Growth Fund
3rd Annual Report

November 30, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE
Dear Fellow Shareholder:

Federated Latin American Growth Fund was created in 1996, and I am pleased to present its third Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

During the reporting period, Latin American stocks continued to reflect the Asian "contagion." As a result, the fund's share prices declined, not so much due to the portfolio suffering poor earnings, but to Latin American countries being emerging markets. These markets have suffered from the perception that the risk of investing in this region has increased.

However, as Alexandre notes, an often overlooked bright spot is that Latin America has continued its trend of controlled inflation, deregulation, and austere economic policy. This report will give you an insight into opportunities available, as well as the markets in which we have invested for the long term.

Federated Latin American Growth Fund is a relatively new fund that was introduced in 1996, shortly before a period of severe volatility. With international investing in particular, there will inevitably be periods of volatility. The key to long-term success is investing through the positive as well as negative periods. On average--and this is shown through the historical performance of many financial markets-- the positive periods significantly outweigh the negative periods.

This international stock fund provides investors significant long-term opportunities from a well-researched portfolio of approximately 40 corporations in five Latin American countries.* The stocks selected, in many cases, are issued by internationally recognized industry leaders whose average market capitalization is over $2 billion. They are fundamentally strong companies that are positioned to rebound strongly once confidence returns to the region.

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

For the fiscal year ended November 30, 1998, the fund's total returns and share values were considerably impacted by the perceived risk associated with emerging markets. Individual share class total return performance for the 12-month period follows.**

                  TOTAL          NET ASSET
                 RETURN         VALUE CHANGE

Class A Shares  (32.04%)   $13.39 to $9.10=(32%)
Class B Shares  (32.63%)   $13.24 to $8.92=(33%)
Class C Shares  (32.55%)   $13.27 to $8.95=(33%)

Thank you for your continued patience during what has been a trying time for investors in the Latin American region. Please be assured that the experienced professionals at Federated Global Investment
Management Corp. remain thoroughly focused on the region on a day-to-day basis--and on making the prudent decisions that can ultimately reward your patience.

Sincerely,
[Graphic]

Richard B. Fisher
President
January 15, 1999

 ** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (35.78%), (36.33%), and (33.23%), respectively.

INVESTMENT REVIEW

Alexandre de Bethmann
Vice President

Federated Global Investment Management Corp.

[Graphic]

WHAT IS YOUR REVIEW OF THE LATIN AMERICAN REGION FOR THE PAST YEAR, WHICH, AFTER ALMOST TWO YEARS OF STRONG RETURNS, RECORDED NEGATIVE

RETURNS?

In our view, the number one factor for the underperformance of the Latin American markets was the overall negative sentiment toward emerging markets. We are living in an environment in which markets do not work on fundamentals. Instead, they reflect worries about macro-economic factors in Asia and Russia, which spread concerns throughout the emerging markets universe. External pressures on Latin America have also come in the form of weak commodity prices and a sudden suspension of access to international capital markets.

There are specific factors that have affected each of the Latin American economies. In Mexico, for example, the fall in oil prices caused three budget cuts in 1998. In Brazil, the implementation of substantial fiscal reforms remained a major concern. When these individual factors are put into the context of non-improving emerging markets, negative investor sentiment and weak commodity prices, they become more relevant and cause significant fund outflows for the region.

The bright spot -- one that needs to be highlighted -- is that Latin America has continued its trend of controlled inflation, deregulation, and austere economic policy.

[Graphic]

IN THIS VERY DIFFICULT ENVIRONMENT, HOW DID FEDERATED LATIN AMERICAN GROWTH FUND PERFORM, COMPARED TO THE OVERALL LATIN AMERICAN MARKET, FOR THE 12-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 1998?

For the fiscal year ended November 30, 1998, the fund delivered total returns, based on net asset value, of (32.04%), (32.63%), and (32.55%) for Class A, B, and C Shares, respectively.* For the same period, the total return of the Morgan Stanley Capital International Latin American-Free Index was (28.03%)** and the total return of the Lipper Latin American Funds Average was (29.55%).***

[Graphic]

WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

We focused on higher-quality, liquid stocks, which we felt would fare better during periods of extreme market volatility. Unfortunately, during the reporting period, the market did not reward a conservative, bottom-up approach.

Our strategy is to remain focused on the fundamentals of the companies in this region and maintain a portfolio that minimizes the risk to shareholders' capital.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (35.78%), (36.33%), and (33.23%), respectively.

 ** The Morgan Stanley Capital International Latin American-Free Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin American region. Investments cannot be made in an index.

 *** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc.
as falling into the respective categories indicated. Lipper returns do not reflect sales charges.

[Graphic]

WHAT CHANGES TO COUNTRY ALLOCATIONS WERE MADE DURING THE 12-MONTH
REPORTING PERIOD ENDED NOVEMBER 30, 1998?

We reduced our exposure in Brazil, which remains our largest weighting, and switched some assets to Mexico, where we see stronger fundamentals. As of the end of the reporting period, the country allocations were as follows:

                PERCENTAGE OF
COUNTRY           NET ASSETS
Brazil              37.3%
Mexico              33.8%
Argentina           10.1%
Chile                8.1%
Peru                 3.5%

[Graphic]

WHAT IS YOUR COUNTRY-BY-COUNTRY ANALYSIS OF THE FUND'S PORTFOLIO AS OF NOVEMBER 30, 1998?

BRAZIL: Part of the confidence in domestic fundamentals, reinforced by the privatization of the TELEBRAS system in July 1998, was more than offset by the turbulence abroad, particularly the financial crisis in Russia. This is illustrated by the 40.2% drop in the Bovespa in August 1998 alone. However, more recent positive catalysts for the market have been the reelection of President Cardoso, the approval of a $41.5 billion international support package, and the slow reduction in interest rates. Implementation of substantial fiscal reforms, together with the loss of reserves, remain concerns.

MEXICO: Consumption and construction remain strong in Mexico. However, the Peso continues to be under pressure due to global events, particularly the continued decline in oil prices. Although Mexico has relatively small fiscal and current account imbalances (-1.50% and - 3.30% of Gross Domestic Product ("GDP") respectively), GDP growth will slow moderately due to higher interest rates and higher inflation. Nonetheless, the country's sound regional fundamentals and floating rate currency regime should allow the economy to recover from the current contagion.

ARGENTINA: While economic growth is still strong, deceleration of the 7.3% GDP growth seen in the first half of 1998 is expected.
Nonetheless, inflation remains low and interest rates are declining. Focus in the coming year will be on the presidential election.

CHILE: The restructuring of Russian debt and concerns over currency devaluations negatively impacted this market. The Central Bank has decreased interest rates from 14% to 8.5% in an effort to stimulate growth. However, we do not foresee a quick recovery of this particular market, due to Chile's exposure to Asia and dependence on copper prices, which have not yet recovered.

PERU: Peru has been significantly impacted by the Asian crisis through the deterioration in its external accounts. The current account deficit remains high, at 7% of GDP, and will restrict authorities' ability to maneuver. While the end of El Nino should support a renewed interest in this market, the government may cut spending to control the external accounts, thereby hurting economic growth.

[Graphic]

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF NOVEMBER 30, 1998?

                                               PERCENTAGE

                                                 OF NET

COMPANY                              COUNTRY     ASSETS      INDUSTRY

Banco do Estado de

Sao Paulo, Preference                 Brazil      5.77%     Banking

Petroleo Brasileiro SA,

Preference                            Brazil      4.82%     Energy Sources

Companhia Energetica

de Minas Gerais, Preference           Brazil      4.54%     Utilities-
                                                            Electric & Gas

Cifra SA de CV, Class V               Mexico      4.26%     Merchandising

Grupo Televisa SA, GDR                Mexico      3.57%     Broadcasting &
                                                            Publishing
Grupo Industrial

Maseca SA de CV, Class B              Mexico      3.41%     Food & Household
Products

Gas Natural Ban SA                    Argentina   3.41%     Energy Sources

Chilectra SA, ADR                     Chile       3.39%     Energy Equipment &
                                                                 Services

Telesp Participacoes SA               Brazil      3.32%     Telecommunications

Telefonos de Mexico Class L, ADR      Mexico      3.11%     Telecommunications

   TOTAL                                         39.60%

[Graphic]

WHAT IS YOUR SECURITY SELECTION STRATEGY IN THE CURRENT ENVIRONMENT, AND WHAT WERE SOME OF THE FUND'S MOST RECENT PURCHASES THAT EXEMPLIFY

THIS STRATEGY?

We are maintaining our strategy of looking for low-valued companies with the highest upside potential among their peers, locally and regionally. The following are two examples of companies with high growth potential:

We purchased TELESP PARTICIPACOES SA (3.32% of net assets), a Brazilian company that owns the fixed line telecommunications operator in the State of Sao Paulo. We expect Telesp to outperform based on the following:

* tremendous growth given the level of untapped demand;
* expertise of the new owner Telefonica de Espana;
* improved efficiencies and cost savings from restructuring;
* limited competition and liquidity.

In Mexico, we bought GRUPO MODELO SA DE CV, CLASS C (1.46% of net assets), the largest Mexican brewery. Modelo has remained the most profitable of the major Latin American brewers.

[Graphic]

AS WE REACH THE END OF A DIFFICULT YEAR, WHAT DO YOU FORESEE FOR THE LATIN AMERICAN REGION IN 1999, AND WHERE ARE THE BUYING OPPORTUNITIES?

In the current global context, the Latin American markets will continue to be under strong pressure and regional growth is expected to decline. However, the region holds the strongest fundamentals among emerging markets and should experience the strongest rebound once confidence returns. In Brazil, given the reelection of President Cardoso and the availability of the $41.5 billion international support package, the focus will remain on the implementation of rigorous fiscal budget cuts. Continued reduction of interest rates and successful fiscal adjustment in Brazil, together with the resolution of Fobaproa, the Mexican bank bailout fund, should provide positive catalysts for the region and result in a recovery of international investor confidence.

While there are many buying opportunities due to the recent market turmoil, we expect high volatility to characterize the markets in the short term. For this reason, the portfolio is focused on attractively valued, liquid securities that are likely to see the strongest rebound once confidence returns to the region. Moreover, the securities have high earnings visibility, clean balance sheets, little dollar-denominated debt, and strong management capabilities.

FEDERATED LATIN AMERICAN GROWTH FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Latin American Growth Fund (Class A
Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the Morgan
Stanley Capital International Latin American-Free Index (MSCI-LAF).+

[Graphic representation omitted. See Appendix A27.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The MSCI-LAF is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin-American region. The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Latin American Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the Morgan Stanley Capital International Latin American-Free Index (MSCI-LAF).+

[Graphic representation omitted. See Appendix A28.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.00% on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-LAF is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin-American region. The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Latin American Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1998 compared to the Morgan Stanley Capital International Latin American-Free Average Index (MSCI-LAF).+

[Graphic representation omitted. See Appendix A29.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-LAF has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MSCI-LAF is a market value-weighted average of the performance of securities listed on the stock exchanges of seven countries in the Latin American region. The MSCI-LAF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FEDERATED LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


                                                                                       VALUE IN

SHARES                                                                               U.S. DOLLARS

COMMON STOCKS--68.8%
               BANKING--3.3%

    17,000     Banco Santander SA, Class A, ADR                                       $    216,750
   950,000     Grupo Financiero Bancomer, SA de CV, Class B                                171,188
               Total                                                                       387,938

               BEVERAGE & TOBACCO--5.0%

   130,000     Fomento Economico Mexicano, SA de CV                                        304,535
    87,200     Grupo Modelo SA de CV, Class C                                              172,846
     4,000     Vina Concha Y Toro, ADR                                                     112,500
               Total                                                                       589,881
               BROADCASTING & PUBLISHING--4.8%

    16,600     Grupo Televisa SA, GDR                                                      422,263
    20,000  (a)TV Azteca SA de CV, ADR                                                     150,000
               Total                                                                       572,263
               BUILDING MATERIALS & COMPONENTS--4.3%

    12,599     Cementos Lima SA                                                            185,487
   108,500     Cemex SA, Class B                                                           317,169
               Total                                                                       502,656
               CONGLOMERATE--3.3%

   340,000     Grupo Elektra                                                               178,356
    40,000     Perez Companc SA, Class B                                                   208,029
               Total                                                                       386,385

               CONSTRUCTION & HOUSING--1.4%

    60,000  (a)Corporacion Geo, SA de CV, Class B                                          169,987
               ENERGY EQUIPMENT & SERVICES--3.4%
    17,900  (b)Chilectra SA, ADR                                                           400,881
               ENERGY SOURCES--5.6%

   240,000  (a)Gas Natural Ban SA                                                          403,256
     8,800     YPF Sociedad Anonima, ADR                                                   259,600
               Total                                                                       662,856
               FOOD & HOUSEHOLD PRODUCTS--3.4%

   451,000     Grupo Industrial Maseca SA de CV, Class B                                   403,638
                                                                                       VALUE IN


FEDERATED LATIN AMERICAN GROWTH FUND


SHARES                                                                               U.S. DOLLARS

COMMON STOCKS--CONTINUED
               FOREST PRODUCTS & PAPER--1.3%

    14,300     Aracruz Cellulose, ADR                                                 $    154,619
               HEALTH & PERSONAL CARE--1.5%
    63,000     Kimberly-Clark de Mexico                                                    172,179
               MERCHANDISING--6.3%
   408,000  (a)Cifra SA de CV, Class V                                                     503,210
    83,000     Organizacion Soriana SA de CV, Class B                                      242,627
               Total                                                                       745,837
               METALS - NON FERROUS--3.9%
    37,000     Compania de Minas Buenaventura SA, Class B                                  232,101
     6,000     Sociedad Quimica Y Minera De Chile, ADR                                     231,000
               Total                                                                       463,101
               RECREATION, OTHER CONSUMER GOODS--1.9%

   100,000  (a)Corporacion Interamericana de Entretenimiento SA                            225,248
               RETAIL--1.8%
    10,650     Companhia Brasileira de Distribuicao Grp, ADR                               213,666
               TELECOMMUNICATIONS--12.9%
    23,000  (a)Grupo Iusacell SA, ADR                                                      189,750
     8,400  (a)Tele Norte Leste Participacoes SA, ADR                                      142,800
     4,000  (a)Tele Sudeste Celular Participacoes SA, ADR                                  108,000
    10,000     Telefonica de Argentina SA, ADR                                             323,750
     7,900     Telefonos de Mexico, Class L, ADR                                           367,844
14,000,000  (a)Telesp Participacoes SA                                                     392,872
               Total                                                                     1,525,016
               UTILITIES - ELECTRICAL & GAS--4.7%

 2,040,000     Companhia de Saneamento Basico do Estado de Sao Paulo                       224,232
    34,000     Companhia Paranaense de Energia-Copel, ADR                                  331,500
               Total                                                                       555,732
               TOTAL COMMON STOCKS (IDENTIFIED COST $7,948,985)                          8,131,883
PREFERRED STOCKS--24.1%
               BANKING--5.8%

14,100,000     Banco do Estado de Sao Paulo, Preference                                    682,163

FEDERATED LATIN AMERICAN GROWTH FUND


                                                                                       VALUE IN

SHARES                                                                               U.S. DOLLARS

PREFERRED STOCKS--CONTINUED

               ENERGY SOURCES--4.8%

 4,000,000     Petroleo Brasileiro SA, Preference                                     $    569,573
               METALS - STEEL--2.9%

18,000,000     Gerdau SA, Preference                                                       176,867
    62,800     Usinas Siderurgicas de Minas Gerais SA, Preference                          170,479
               Total                                                                       347,346
               TELECOMMUNICATIONS--3.0%

    37,519     Telecomunicacoes Do Rio Janiero SA, Preference                                1,359
 2,047,390     Telecomunicacoes de Sao Paulo SA, Preference                                347,795
               Total                                                                       349,154
               UTILITIES - ELECTRICAL & GAS--7.6%
12,700,000  (a)Centrais Eletricas Brasileiras SA, Preference, Series B                     359,564
21,212,307     Companhia Energetica de Minas Gerais, Preference                            536,976
               Total                                                                       896,540
               TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,022,852)                       2,844,776
CORPORATE BONDS--0.0%
               MINING--0.0%

$    5,800     Companhia Vale Do Rio Doce, Conv. Deb., 12/31/1999 (IDENTIFIED COST $58)         48
(C)REPURCHASE  AGREEMENT--4.4%
   520,000     Westdeutsche Landesbank Girozentrale, 5.35%, dated

               11/30/1998, due 12/1/1998 (AT AMORTIZED COST)                               520,000
               TOTAL INVESTMENTS (IDENTIFIED COST $11,491,895)(D)                     $ 11,496,707

  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, these securities amounted to $400,881 which represents 3.4% of net assets.

  (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (d) The cost of investments for federal tax purposes amounts to $12,030,435. The net unrealized depreciation of investments on a federal tax basis amounts to $533,728 which is comprised of $614,247 appreciation and $1,147,975 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($11,826,192) at November 30, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt
GDR --Global Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified cost
$11,491,895 and tax cost $12,030,435)                                       $ 11,496,707
Cash                                                                               4,204
Income receivable                                                                 72,430
Receivable for investments sold                                                  465,769
Receivable for shares sold                                                        96,530
Deferred organizational costs                                                     29,865
Total assets                                                                  12,165,505
LIABILITIES:

Payable for investments purchased                               $ 229,739
Payable for shares redeemed                                        74,797
Payable for taxes withheld                                          5,739
Payable for transfer and dividend disbursing agent fees and
expenses                                                            8,608
Payable for portfolio accounting fees                               6,652
Accrued expenses                                                   13,778
Total liabilities                                                                339,313
NET ASSETS for 1,311,348 shares outstanding                                 $ 11,826,192
NET ASSETS CONSIST OF:
Paid in capital                                                             $ 20,070,424
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                      2,652
Accumulated net realized loss on investments and foreign
currency transactions                                                         (8,327,109)
Undistributed net investment income                                               80,225
Total net assets                                                            $ 11,826,192
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($6,399,827 / 703,248 shares
outstanding)                                                                       $9.10
Offering Price Per Share (100/94.50 of $9.10)*                                     $9.63
Redemption Proceeds Per Share                                                      $9.10
CLASS B SHARES:
Net Asset Value Per Share ($4,703,713 / 527,359 shares
outstanding)                                                                       $8.92
Offering Price Per Share                                                           $8.92
Redemption Proceeds Per Share (94.50/100 of $8.92)*                                $8.43
CLASS C SHARES:
Net Asset Value Per Share ($722,652 / 80,741 shares
outstanding)                                                                       $8.95
Offering Price Per Share                                                           $8.95
Redemption Proceeds Per Share (99.00/100 of $8.95)*                                $8.86

 * See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $40,263)                                $      638,166
Interest                                                                                    37,987
Total income                                                                               676,153
EXPENSES:

Investment advisory fee                                                   $  234,964
Administrative personnel and services fee                                    185,000
Custodian fees                                                                51,212
Transfer and dividend disbursing agent fees and expenses                      80,055
Directors' fees                                                                1,167
Auditing fees                                                                 21,692
Legal fees                                                                     2,831
Portfolio accounting fees                                                     82,580
Distribution services fee--Class B Shares                                      50,647
Distribution services fee--Class C Shares                                       8,442
Shareholder services fee--Class A Shares                                       27,297
Shareholder services fee--Class B Shares                                       16,883
Shareholder services fee--Class C Shares                                        2,814
Share registration costs                                                      29,992
Printing and postage                                                          29,673
Insurance premiums                                                             3,465
Taxes                                                                          1,875
Miscellaneous                                                                 19,037
Total expenses                                                               849,626
Waivers and reimbursements--
Waiver of investment advisory fee                           $  (234,964)
Reimbursement of other operating expenses                       178,798)
Total waivers and reimbursements                                            (413,762)
Net expenses                                                                               435,864
Net investment income                                                                      240,289
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized loss on investments and foreign currency
transactions                                                                            (7,074,994)
Net change in unrealized depreciation of investments and
translation of assets and liabilities in foreign currency                                 (672,967)
Net realized and unrealized loss on investments and
foreign currency transactions                                                           (7,747,961)
Change in net assets resulting from operations                                        $ (7,507,672)

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED

                                                                       NOVEMBER 30,
                                                                    1998         1997

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS--

Net investment income/(net operating loss)                      $  240,289   $ (132,382)
Net realized loss on investments and foreign currency
transactions $(6,479,097) and $(1,309,472), respectively, as
computed for federal tax purposes)                              (7,074,994)  (1,474,894)
Net change in unrealized appreciation/(depreciation) of
investments and translation of assets and liabilities in
foreign currency                                                  (672,967)     165,752
Change in net assets resulting from operations                  (7,507,672)  (1,441,524)
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                           --      (30,514)
Class B Shares                                                           --       (5,869)
Class C Shares                                                           --         (443)
Distributions from net realized gains on investments and
foreign currency transactions
Class A Shares                                                           --     (154,460)
Class B Shares                                                           --      (50,158)
Class C Shares                                                           --       (7,444)
Change in net assets resulting from distributions to
shareholders                                                             --     (248,888)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                    14,496,314   41,385,804
Net asset value of shares issued to shareholders in payment
of distributions declared                                                --      159,519
Cost of shares redeemed                                        (20,604,271) (20,864,198)
Change in net assets resulting from share transactions          (6,107,957)  20,681,125
Change in net assets                                           (13,615,629)  18,990,713
NET ASSETS:
Beginning of period                                             25,441,821    6,451,108
End of period (including undistributed net investment income
of $80,225 and $0, respectively)                              $ 11,826,192  $25,441,821

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   YEAR ENDED NOVEMBER 30,
                                                 1998         1997     1996(a)

NET ASSET VALUE, BEGINNING OF PERIOD            $13.39       11.56    $  10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income/(Net operating loss)        0.19(e)    (0.06)       0.12
Net realized and unrealized gain/(loss) on
investments and foreign currency transactions    (4.48)       2.38(d)     1.44
Total from investment operations                 (4.29)       2.32        1.56
LESS DISTRIBUTIONS

Distributions from net investment income            --       (0.08)         --
Distributions from net realized gain on
investments and foreign currency transactions       --       (0.41)         --
Total distributions                                 --       (0.49)         --
NET ASSET VALUE, END OF PERIOD                 $  9.10      $13.39      $11.56
TOTAL RETURN(b)                                 (32.04%)     20.76%      15.60%
RATIOS TO AVERAGE NET ASSETS

Expenses                                          2.00%       2.17%       1.97%*
Net investment income/(Net operating loss)        1.59%      (0.32%)      1.49%*
Expense waiver/reimbursement(c)                   2.20%       1.91%       6.96%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $6,400     $14,847      $4,836
Portfolio turnover                                 201%         79%         38%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

  (d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

  (e)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  YEAR ENDED NOVEMBER 30,
                                                1998       1997     1996(a)

NET ASSET VALUE, BEGINNING OF PERIOD           $13.24     $11.50    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income/(Net operating loss)       0.09(e)   (0.04)     (0.05)
Net realized and unrealized gain/(loss) on
investments and foreign currency transactions   (4.41)      2.24(d)    1.55
Total from investment operations                (4.32)      2.20       1.50
LESS DISTRIBUTIONS

Distributions from net investment income           --      (0.05)        --
Distributions from net realized gain on
investments and foreign currency transactions      --      (0.41)        --
Total distributions                                --      (0.46)        --
NET ASSET VALUE, END OF PERIOD                $  8.92     $13.24    $ 11.50
TOTAL RETURN(b)                                (32.63%)    19.72%     15.00%
RATIOS TO AVERAGE NET ASSETS

Expenses                                         2.75%      2.93%      2.72%*
Net investment income/(Net operating loss)       0.84%     (1.29%)    (1.20%)*
Expense waiver/reimbursement(c)                  2.20%      1.90%      6.96%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)        $4,704     $8,814      $1,355
Portfolio turnover                                201%        79%         38%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

  (d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

  (e)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     YEAR ENDED NOVEMBER 30,
                                                  1998           1997      1996(a)

NET ASSET VALUE, BEGINNING OF PERIOD             $13.27        $11.48     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income/(Net operating loss)         0.09(e)      (0.04)      (0.08)
Net realized and unrealized gain/(loss) on
investments and foreign currency transactions     (4.41)         2.27(d)     1.56
Total from investment operations                  (4.32)         2.23        1.48
LESS DISTRIBUTIONS

Distributions from net investment income             --         (0.03)         --
Distributions from net realized gain on
investments and foreign currency transactions        --         (0.41)         --
Total distributions                                  --         (0.44)         --
NET ASSET VALUE, END OF PERIOD                  $  8.95        $13.27      $11.48
TOTAL RETURN(b)                                  (32.55%)       19.97%      14.80%
RATIOS TO AVERAGE NET ASSETS

Expenses                                           2.75%         2.93%       2.72%*
Net investment income/(Net operating loss)         0.84%        (1.23%)     (1.30%)*
Expense waiver/reimbursement(c)                    2.20%         1.90%       6.96%*
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)            $723        $1,781        $260
Portfolio turnover                                  201%           79%         38%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income/(net operating loss) ratios shown above.

  (d) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

  (e)  Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated Latin American Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Foreign equity securities are valued at the last sales price reported on a national securities exchange or the over-the-counter market. In the absence of recorded sales for equity securities, they are recorded according to the mean between the last closing bid and asked prices. Fixed-income securities are valued at the latest bid prices as furnished by an independent pricing service. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

        INCREASE/(DECREASE)
                   UNDISTRIBUTED

ACCUMULATED NET   NET INVESTMENT
 REALIZED LOSS        INCOME

$160,064            $(160,064)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $7,788,569 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
     2005            $1,309,472
     2006             6,479,097

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:

SECURITY              ACQUISITION DATE        ACQUISITION COST
Chilectra SA, ADR   2/28/1996 - 7/10/1997         $472,929

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                     NUMBER OF PAR VALUE

CLASS NAME                         CAPITAL STOCK AUTHORIZED
Class A Shares                            100,000,000
Class B Shares                            100,000,000
Class C Shares                             50,000,000
Total                                     250,000,000

Transactions in capital stock were as follows:


                                                                       YEAR ENDED NOVEMBER 30,
                                                                  1998                        1997

CLASS A SHARES                                            SHARES        AMOUNT       SHARES        AMOUNT
Shares sold                                              996,001   $  10,742,935   1,717,360   $  25,725,399
Shares issued to shareholders in payment
of distributions declared                                      --               --       9,396         107,956
Shares redeemed                                       (1,401,334)    (14,621,996) (1,036,366)    (15,394,130)
Net change resulting from Class A Share transactions    (405,333)  $  (3,879,061)    690,390   $  10,439,225


                                                                       YEAR ENDED NOVEMBER 30,
                                                                  1998                        1997

CLASS B SHARES                                            SHARES        AMOUNT       SHARES        AMOUNT
Shares sold                                              298,474   $   3,058,028     793,687   $  11,941,024
Shares issued to shareholders in payment
of distributions declared                                      --               --       3,855          44,100
Shares redeemed                                         (436,856)     (4,645,411)   (249,692)     (3,519,328)
Net change resulting from Class B Share transactions    (138,382)  $  (1,587,383)    547,850   $   8,465,796


                                                                       YEAR ENDED NOVEMBER 30,
                                                                  1998                        1997

CLASS C SHARES                                            SHARES        AMOUNT       SHARES        AMOUNT
Shares sold                                               58,373   $     695,351     246,035   $   3,719,381
Shares issued to shareholders in payment
of distributions declared                                     --              --         652           7,463
Shares redeemed                                         (111,802)     (1,336,864)   (135,140)     (1,950,740)
Net change resulting from Class C Share transactions     (53,429)  $    (641,513)    111,547   $   1,776,104
Net change resulting from share transactions            (597,144)  $  (6,107,957)  1,349,787   $  20,681,125

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                       PERCENTAGE OF
                       AVERAGE DAILY

SHARE CLASS NAME   NET ASSETS OF CLASS
Class A Shares             0.25%
Class B Shares             0.75%
Class C Shares             0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 1998, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational and start-up administrative service expenses of $53,789 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $13,764 pursuant to this agreement.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES   $35,574,215
SALES       $41,184,893

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At November 30, 1998, the diversification of countries was as follows:

                 PERCENTAGE OF
COUNTRY           NET ASSETS
Argentina           10.1%
Brazil              37.3%
Chile                8.1%
Mexico              33.8%
Peru                 3.5%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Latin American Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Latin American Growth Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Drew J. Collins
Vice President

Richard J. Thomas
Treasurer

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

Cusip 981487796
Cusip 981487788
Cusip 981487770
G01940-01 (1/99)

[Graphic]

[Graphic]

Federated Investors

[Graphic]

Federated World Utility Fund

5th Annual Report
November 30, 1998

ESTABLISHED 1994

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994, and I am pleased to present its fifth Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Richard Lazarchic, Vice President of Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.). Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

This fund provides shareholders with opportunities for income and capital growth through a diversified portfolio of stocks and convertible securities in the electric, natural gas, water, and telecommunications sectors in the U.S. and around the world.*

Consistent with the extremely favorable environment for utilities worldwide, the fund has had another very good year in 1998, as it recorded double-digit total return performance that was greater than that of the average utility fund. Individual share class total return performance for the 12-month period, including income distributions and realized gains, follows.**

                 TOTAL              CAPITAL      NET ASSET
                 RETURN   INCOME    GAINS      VALUE INCREASE

Class A Shares   20.42%   $0.260    $0.442   $14.16 to $16.24 = 15%
Class B Shares   19.53%   $0.150    $0.442   $14.12 to $16.19 = 15%
Class C Shares   19.50%   $0.150    $0.442   $14.14 to $16.21 = 15%
Class F Shares   20.42%   $0.260    $0.442   $14.16 to $16.24 = 15%

We trust you are pleased with the continued positive performance of your investment in Federated World Utility Fund. The fund's
$65.8 million in assets are currently focused on the U.S. for defensive purposes. The environment for utilities remains favorable, but foreign markets may be volatile.

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 13.83%, 14.03%, 18.50%, and 18.25%, respectively.

Thank you for joining the growing number of shareholders who have entrusted this global utility fund with a portion of their wealth. Remember, adding to your investment account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding and future income from the shares you buy today.+

We welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

 + Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]

Richard Lazarchic
Vice President

Federated Global Investment
Management Corp.

[Graphic]

WHAT ARE YOUR COMMENTS ON GLOBAL UTILITY STOCKS DURING THE FUND'S
FISCAL YEAR?

Global utilities, one of the best performing sectors during 1997, continued their strong performance through the fund's 1998 fiscal year. The fund's benchmark, the FT Actuaries/S&P Global Utility Index, posted a total return of 31.92% for the 12-month reporting period ended November 30, 1998.*

This performance was led by the Index's large weighting in global telecommunications stocks. These stocks, led by the regional U.S. Bell telephone companies, have reasonable price to growth characteristics and large capitalizations and are generally used as defensive surrogates by growth portfolio managers.

[Graphic]

IN THIS FAVORABLE ENVIRONMENT, HOW DID FEDERATED WORLD UTILITY FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended November 30, 1998, the fund delivered strong total returns of 20.42%, 19.53%, 19.50%, and 20.42%, based on net asset value, for Class A, B, C, and F Shares, respectively.** These returns were greater than the 18.17% average total return of the 101 utility funds tracked by Lipper Analytical Services, Inc. for the same period.+

 * FT Actuaries/S&P Global Utility Index is an unmanaged, market cap-weighted index of utility securities from 24 countries, both developed and emerging markets, with approximately 174 companies. Investments cannot be made in an index.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 13.83%, 14.03%, 18.50%, and 18.25%, respectively.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

Like most utility funds, Federated World Utility Fund underperfomed its benchmark index because the Index does not factor in the qualities of an actively managed mutual fund-such as cash investments or transaction fees-which make the Index harder to beat in a strong market.

During the fiscal year, there were two very strong periods of down performance by the world indices that required the fund to take a defensive posture. Even though the fund had virtually no exposure to emerging markets, it did on occasion hold stocks that had subsidiary exposure there, or were perceived to have exposure.

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT UTILITY PURCHASES?

Our recent purchases included the following:

MCI WORLDCOM, INC.-United States-(4.49% of assets): MCI Worldcom provides facilities-based and fully integrated local, long-distance, international, and Internet services. The company also provides end-to-end high-capacity connectivity to more than 35,000 buildings worldwide. MCI Worldcom operates in more than 65 countries including the Americas, Europe, and the Asia Pacific regions.

GTE CORP.-United States-(4.24% of net assets): GTE is a telecommunications company that provides local telephone and wireless services in 29 states and long-distance service and Internet access in all 50 states. GTE provides government and defense communications systems and equipment, aircraft passenger telecommunications, and telecommunications-based information services. Bell Atlantic has offered to acquire, which is still pending, GTE in July 1998.

SUEZ LYONNAISE DES EAUX-France-(3.30% of net assets): Suez Lyonnaise des Eaux is an industrial and financial group active in water supply and treatment, electricity, waste management, and telecommunications. In addition, the company has diversified investments in civil engineering, construction, financial services, real estate, and industrial sectors. Suez Lyonnaise des Eaux is a large restructuring story focused on cost cutting, divesting non-core businesses, and growing core operation through acquisitions.

ENDESA SA-Spain-(1.70% of net assets): Endesa produces, transmits, distributes, and supplies electricity to other major utilities throughout Spain. Endesa generates its electricity through coal-fired, nuclear, hydro-electric, and fuel/gas plants. The company also has interests in coal mining companies and in other Latin American utilities.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF NOVEMBER 30, 1998?

                                                                 PERCENTAGE

                                                                   OF NET

NAME                           INDUSTRY             COUNTRY        ASSETS
MCI Worldcom, Inc.        Telecommunications   United States        4.49%
GTE Corp.                 Telecommunications   United States        4.24%
Bell Atlantic Corp.       Telecommunications   United States        4.23%
Ameritech Corp.           Telecommunications   United States        3.70%
BellSouth Corp.           Telecommunications   United States        3.32%
AT&T Corp.                Telecommunications   United States        3.32%
Suez Lyonnaise des Eaux   Multi-Industry       France               3.30%
Peco Energy Corp.         Electric Utilities   United States        3.05%
SBC Communi-cations, Inc. Telecommunications   United States        2.92%
Vodafone Group PLC        Cellular Telephone   United Kingdom       2.58%
  TOTAL                                                            35.15%

[Graphic]

AT THE END OF THE REPORTING PERIOD, THE FUND'S UTILITY HOLDINGS WERE FOCUSED MORE HEAVILY ON THE U.S. WHAT IS YOUR CURRENT STRATEGY FOR THE

FUND'S REGIONAL WEIGHTINGS?

As of November 30, 1998, the fund's regional weightings were as follows:

                PERCENTAGE
REGION          OF NET ASSETS
United States       68.1%
Europe              26.8%
Canada               3.3%
Other                0.6%

We will continue to favor domestic utilities. We have decreased a number of the fund's positions in global telecommunications stocks (especially cellular stocks), and put the money to work in the domestic electric utility industry. We did this to become more defensive and also to take some profits in cellular stocks, which had performed very well during the year. We continue to avoid the emerging markets of Southeast Asia, Latin America, and Eastern Europe. We would rather invest in the regional U.S. domestic Bell Telephone companies and other telecommunications related stocks for growth, and in electric utilities for yield and value.

[Graphic]

AS WE ENTER A NEW YEAR, WHAT IS YOUR ASSESSMENT OF THE WORLD UTILITY
MARKETPLACE?

Over the past few quarters we believed that at least two of the following events had to happen for the world markets to perform positively:

1. A consolidated effort by the Secretary of the Treasury, Robert Rubin and the G-7 countries* to financially support the emerging markets;

2. Continued help by the Federal Reserve Board in lowering interest rates in the United States; and

3. A positive effort by the Japanese to get their economy going again and to bail out their real estate industry.

The first two occurred, and at least part of the third has happened. Additionally, we experienced a positive stock market move - even more than expected on the rebound.

We feel that 1999 will again be volatile with a strong start giving way to earnings worries in the first half of the year with a more normal second half. The fund will continue to seek out market leaders at present because we do not feel that anything has changed. For the fund, this means a mix of telecommunications securities selected for their growth opportunities and defensive electric securities.

 * The G-7 countries are Canada, France, Germany, Italy, Japan, United Kingdom and the United States.

[Graphic]

WHERE IN THE WORLD SHOULD YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND
FEDERATED EMERGING MARKETS FUND
FEDERATED EUROPEAN GROWTH FUND
FEDERATED GLOBAL EQUITY INCOME FUND
FEDERATED GLOBAL FINANCIAL SERVICES FUND
FEDERATED INTERNATIONAL EQUITY FUND
FEDERATED INTERNATIONAL GROWTH FUND
FEDERATED INTERNATIONAL HIGH INCOME FUND
FEDERATED INTERNATIONAL INCOME FUND
FEDERATED INTERNATIONAL SMALL COMPANY FUND
FEDERATED LATIN AMERICAN GROWTH FUND
FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED WORLD UTILITY FUND

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $5,000 IN THE CLASS A SHARES OF FEDERATED WORLD UTILITY FUND ON 4/30/94, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $9,257 ON 11/30/98. YOU WOULD HAVE EARNED A 14.38%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' average annual 1-year and since inception (4/22/94) total returns were 16.91% and 15.55%, respectively. Class B Shares' average annual 1-year and since inception (7/27/95) total returns were 17.29% and 19.47%, respectively. Class C Shares' average annual 1-year and since inception (7/27/95) total returns were 21.77% and 20.00%, respectively. Class F Shares' average annual 1-year and since inception (4/22/94) total returns were 21.49% and 16.64%, respectively.**

[Graphic representation omitted.  Please see Appendix A30.]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED WORLD UTILITY FUND

ONE STEP AT A TIME:

$1,000 initial investment and subsequent investments of $1,000 each year for four years (reinvesting all dividends and capital gains) grew to $7,405.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/30/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $5,000, but your account would have reached a total value of $7,405* by 11/30/98. You would have earned an average annual total return of 15.49%.

A practical investment plan helps you pursue long-term performance from domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings.
An investment plan works for you when you invest only $1,000 annually.
You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  Please see Appendix A31.]

 * This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED WORLD UTILITY FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED
WORLD UTILITY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated World Utility Fund (Class A Shares) (the "Fund") from
April 22, 1994 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500),+ FT Actuaries/S&P
Global Utility Index (FTGU),+ and the Lipper Utility Funds Average (LUFA).++

[Graphic representation omitted.  Please see Appendix A32.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects the maximum sales charge of 5.50%.

 + The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED
WORLD UTILITY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated World Utility Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500),+ FT Actuaries/S&P Global Utility Index (FTGU),+ and the Lipper Utility Funds Average (LUFA).++

[Graphic representation omitted.  Please see Appendix A33.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED
WORLD UTILITY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated World Utility Fund (Class C Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500),+ FT Actuaries/S&P Global Utility Index (FTGU),+ and the Lipper Utility Funds Average (LUFA).++

[Graphic representation omitted.  Please see Appendix A34.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND

CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED
WORLD UTILITY FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated World Utility Fund (Class F Shares) (the "Fund") from
April 22, 1994 (start of performance) to November 30, 1998, compared to the Standard and Poor's 500 Index (S&P 500),+ FT Actuaries/S&P
Global Utility Index (FTGU),+ and the Lipper Utility Funds Average (LUFA).++

[Graphic representation omitted.  Please see Appendix A35.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, FTGU, and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the FTGU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

 ++ The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998


  SHARES                                                                              VALUE IN

                                                                                   U.S. DOLLARS

COMMON STOCKS-96.1%

                 CELLULAR TELEPHONE-6.9%

      16,000  (a)Airtouch Communications, Inc.                                       $    915,000
      25,000  (a)NEXTEL Communications, Inc., Class A                                     537,500
       3,600  (a)(b)Panafon SA                                                             64,484
     200,000     Telecom Italia Mobile SPA                                              1,309,719
     114,846     Vodafone Group PLC                                                     1,695,422
                   Total                                                                4,522,125
                 ELECTRIC UTILITIES: CENTRAL-5.0%

      24,000     CMS Energy Corp.                                                       1,170,000
      30,000     NIPSCO Industries, Inc.                                                  879,375
      20,000     Northwestern Corp.                                                       472,500
      20,000     Unicom Corp.                                                             753,750
                   Total                                                                3,275,625
                 ELECTRIC UTILITIES: EAST-8.5%

      16,000     Consolidated Edison Co.                                                  813,000
      18,000     DQE, Inc.                                                                739,125
      27,000     GPU, Inc.                                                              1,182,938
      50,000     Peco Energy Co.                                                        2,006,250
      22,000     Public Service Enterprises Group, Inc.                                   858,000
                   Total                                                                5,599,313
                 ELECTRIC UTILITIES: SOUTH-3.9%

      14,000     Duke Energy Corp.                                                        875,875
      17,000     Southern Co.                                                             501,500
      27,000     Texas Utilities Co.                                                    1,203,188
                   Total                                                                2,580,563
                 ELECTRIC UTILITIES: WEST-4.8%

      27,000     P G & E Corp.                                                            835,313
      28,000     Pinnacle West Capital Corp.                                            1,275,750
      40,000  (a)UniSource Energy Corp.                                                   597,500
      25,000     Washington Water Power Co.                                               457,813
                   Total                                                                3,166,376

FEDERATED WORLD UTILITY FUND


SHARES                                                                                VALUE IN
                                                                                    U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 ENERGY MINERALS-1.4%

      17,000     USX Marathon Group, Inc.                                            $     482,375
      14,100     YPF Sociedad Anonima, ADR                                                 415,950
                   Total                                                                   898,325

                 FINANCE-1.6%

      21,000     Citigroup, Inc.                                                         1,053,938
                 MAJOR U.S. TELECOMMUNICATIONS-28.5%
      35,000     AT&T Corp.                                                              2,180,938
      45,000     Ameritech Corp.                                                         2,435,625
      50,000     Bell Atlantic Corp.                                                     2,781,250
      25,000     BellSouth Corp.                                                         2,181,250
      45,000     GTE Corp.                                                               2,790,000
      50,000  (a)MCI Worldcom, Inc.                                                      2,950,000
      40,000     SBC Communications, Inc.                                                1,917,500
      24,000     U.S. West, Inc.                                                         1,494,000
                   Total                                                                18,730,563
                 MULTI-INDUSTRY-3.3%

      11,000     Suez Lyonnaise des Eaux                                                 2,171,307
                 NATURAL GAS DISTRIBUTION-2.9%
      15,000     Consolidated Natural Gas Co.                                              814,688
      10,100     K N Energy, Inc.                                                          441,875
      33,000     Questar Corp.                                                             633,188
                   Total                                                                 1,889,751
                 NON-U.S. UTILITIES-4.6%

     135,000     British Energy PLC                                                      1,440,711
      13,000     Endesa SA                                                                 339,072
      30,000     Endesa SA, ADR                                                            780,000
      25,000     Westcoast Energy, Inc.                                                    500,000
                   Total                                                                 3,059,783

FEDERATED WORLD UTILITY FUND


SHARES                                                                                VALUE IN
                                                                                     U.S. DOLLARS

COMMON STOCKS-CONTINUED

                 OIL/GAS TRANSMISSION-3.4%

      70,000     BG PLC                                                              $     479,742
      23,000     Coastal Corp.                                                             802,125
      28,000     El Paso Energy Corp.                                                      955,500
                   Total                                                                 2,237,367

                 RAILROADS-1.3%

      32,000     Railtrack Group PLC                                                       877,771
                 TECHNOLOGY-4.3%

       8,000     Alcatel                                                                 1,057,442
      12,000     Lucent Technologies, Inc.                                               1,032,750
      12,000     Motorola, Inc.                                                            744,000
                   Total                                                                 2,834,192

                 TELECOMMUNICATIONS-15.7%

      28,000     BCE, Inc.                                                                 999,604
     120,000     British Telecommunications PLC                                          1,643,841
       1,500     British Telecommunications PLC, ADR                                       207,375
      55,000  (a)COLT Telecom Group PLC                                                    718,500
      40,000     Frontier Corp.                                                          1,205,000
      15,000     Portugal Telecom SA                                                       651,338
     165,000     Telecom Italia SPA (Common shares)                                      1,336,404
     200,000     Telecom Italia SPA                                                      1,248,991
      35,000     Telefonica SA                                                           1,643,921
      30,000     TELUS Corp.                                                               651,361
                   Total                                                                10,306,335
                   TOTAL COMMON STOCKS (IDENTIFIED COST $52,010,459)                    63,203,334

FEDERATED WORLD UTILITY FUND


  SHARES
   OR

 PRINCIPAL                                                                            VALUE IN
  AMOUNT                                                                            U.S. DOLLARS

PREFERRED STOCKS-0.8%

               CELLULAR TELEPHONE-0.8%

       6,700   Airtouch Communications, Inc., Conv. Pfd., Series C, $2.13          $     550,238
               FOREST PRODUCTS & PAPER-0.0%
 260,000,000  (a)Texpar SA, Preference                                                     2,165
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $325,986)                       552,403
(C)REPURCHASE AGREEMENT-1.9%

$  1,235,000     Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/1998,
                 due 12/1/1998 (AT AMORTIZED COST)                                     1,235,000
                   TOTAL INVESTMENTS IDENTIFIED COST $53,571,445)(D)                $ 64,990,737

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1998, these securities amounted to $64,484 which represents 0.10% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $53,869,307. The net unrealized appreciation of investments on a federal tax basis amounts to $11,121,430 which is comprised of $11,968,274 appreciation and $846,844 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($65,756,693) at November 30, 1998.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value
(identified cost $53,571,445 and tax cost $53,869,307)                    $  64,990,737
Cash                                                                              4,275
Income receivable                                                               145,174
Receivable for investments sold                                                 522,815
Receivable for shares sold                                                      222,115
Net receivable for foreign currency exchange contracts                              176
Deferred organizational costs                                                    12,320
Deferred expenses                                                                10,770
  Total assets                                                               65,908,382
LIABILITIES:
Payable for investments purchased                          $ 64,484
Payable for shares redeemed                                  14,610
Payable for taxes withheld                                    7,561
Payable for portfolio accounting fees                         7,603
Payable for transfer and disbursing agent fees and
expenses                                                     15,513
Payable for distribution services fee                        15,745
Payable for shareholder services fee                         13,275
Payable for custodian fees                                    5,401
Accrued expenses                                              7,497
  Total liabilities                                                             151,689
NET ASSETS for 4,053,494 shares outstanding                                 $65,756,693

NET ASSETS CONSIST OF:

Paid in capital                                                             $49,423,537
Net unrealized appreciation of investments and
translation of assets and liabilities in
foreign currency                                                             11,424,331
Accumulated net realized gain on investments and
foreign currency transactions                                                 4,904,174
Undistributed net investment income                                               4,651
  Total net assets                                                        $  65,756,693
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:

Net Asset Value Per Share ($28,021,505 / 1,725,456

shares outstanding)                                                              $16.24
Offering Price Per Share (100/94.50 of $16.24)*                                  $17.19
Redemption Proceeds Per Share                                                    $16.24
CLASS B SHARES:

Net Asset Value Per Share ($22,793,302 / 1,407,458

shares outstanding)                                                              $16.19
Offering Price Per Share                                                         $16.19
Redemption Proceeds Per Share (94.50/100 of $16.19)*                             $15.30
CLASS C SHARES:

Net Asset Value Per Share ($3,275,870 / 202,044

shares outstanding)                                                              $16.21
Offering Price Per Share                                                         $16.21
Redemption Proceeds Per Share (99.00/100 of $16.21)*                             $16.05
CLASS F SHARES:

Net Asset Value Per Share ($11,666,016 / 718,536

shares outstanding)                                                              $16.24
Offering Price Per Share (100/99.00 of $16.24)*                                  $16.40
Redemption Proceeds Per Share (99.00/100 of $16.24)*                             $16.08

 *  See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $104,991)                                      $  1,700,855
Interest                                                                                        197,283
  Total income                                                                                1,898,138
EXPENSES:
Investment advisory fee                                                     $   587,621
Administrative personnel and services fee                                       215,000
Custodian fees                                                                   33,970
Transfer and dividend disbursing agent fees
and expenses                                                                    119,033
Directors'/Trustees' fees                                                         1,273
Auditing fees                                                                    23,192
Legal fees                                                                        2,845
Portfolio accounting fees                                                        94,974
Distribution services fee- Class B Shares                                       148,193
Distribution services fee- Class C Shares                                        19,433
Distribution services fee- Class F Shares                                        29,512
Shareholder services fee-Class A Shares                                          61,520
Shareholder services fee-Class B Shares                                          49,398
Shareholder services fee-Class C Shares                                           6,477
Shareholder services fee-Class F Shares                                          29,512
Share registration costs                                                         44,530
Printing and postage                                                             50,508
Insurance premiums                                                                4,004
Taxes                                                                             3,525
Miscellaneous                                                                    38,166
  Total expenses                                                              1,562,686
Waivers and reimbursements-

  Waiver of investment advisory fee                          $  (409,202)
  Waiver of distribution services fee-Class F Shares             (29,512)
  Reimbursement of other operating expenses                      (64,973)
    Total waivers and reimbursements                                           (503,687)
      Net expenses                                                                              1,058,999
        Net investment income                                                                     839,139

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency

transactions (net of foreign taxes withheld of $1,998)                                          4,756,296
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                                       4,575,698
  Net realized and unrealized gain on

  investments and foreign currency                                                              9,331,994
    Change in net assets resulting from operations                                           $ 10,171,133

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                         YEAR ENDED NOVEMBER 30,
                                                          1998               1997

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS-

Net investment income                             $       839,139       $     697,383
Net realized gain on investments
and foreign currency transactions
($5,269,145 and $1,527,842, respectively,

as computed for federal tax purposes)                   4,756,296           1,504,300
Net change in unrealized appreciation
of investments and translation of
assets and liabilities in foreign currency              4,575,698           3,608,131
  Change in net assets resulting from operations       10,171,133           5,809,814
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income
  Class A Shares                                         (406,244)           (428,963)
  Class B Shares                                         (185,403)           (147,794)
  Class C Shares                                          (24,143)            (27,610)
  Class F Shares                                         (199,273)           (262,050)
Distributions from net realized gains on
investments and foreign currency transactions

  Class A Shares                                         (636,415)           (426,071)
  Class B Shares                                         (482,016)           (143,903)
  Class C Shares                                          (60,899)            (35,982)
  Class F Shares                                         (331,248)           (281,597)
    Change in net assets resulting from

    distributions to shareholders                      (2,325,641)         (1,753,970)
SHARE TRANSACTIONS-
Proceeds from sale of shares                           20,601,669          23,195,731
Net asset value of shares issued to
shareholders in payment of

distributions declared                                  1,993,595           1,375,546
Cost of shares redeemed                               (12,856,840)         (6,684,566)
  Change in net assets resulting from

  share transactions                                    9,738,424          17,886,711
  Change in net assets                                 17,583,916          21,942,555
NET ASSETS:

Beginning of period                                    48,172,777          26,230,222
End of period (including undistributed net
investment income of $4,651 and $109,775,
respectively)                                     $    65,756,693       $  48,172,777

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              YEAR ENDED NOVEMBER 30,

                                      1998         1997        1996         1995        1994(A)
NET ASSET VALUE, BEGINNING
OF PERIOD                            $14.16      $12.69        $10.96       $ 9.67     $10.06
INCOME FROM INVESTMENT

OPERATIONS

Net investment income                  0.23        0.28          0.43         0.42       0.24
Net realized and unrealized
gain (loss) on investments
and foreign currency                   2.55        2.00          1.67         1.27      (0.46)
Total from investment
operations                             2.78        2.28          2.10         1.69      (0.22)
LESS DISTRIBUTIONS

Distributions from net

investment income                     (0.26)      (0.38)        (0.37)       (0.40)     (0.17)
Distributions from net
realized gain on investments
and foreign currency
transactions                          (0.44)      (0.43)            -            -         -
Total distributions                   (0.70)      (0.81)        (0.37)       (0.40)     (0.17)
NET ASSET VALUE, END OF PERIOD       $16.24      $14.16        $12.69       $10.96    $  9.67
TOTAL RETURN(B)                       20.42%      19.08%        19.54%       17.94%     (3.00% )
RATIOS TO AVERAGE NET ASSETS

Expenses                               1.52%       1.40%         1.05%        0.25%      0.25% *
Net investment income                  1.71%       2.16%         3.87%        4.39%      5.10% *
Expense waiver/

reimbursement(c)                       0.81%       1.49%         3.11%        4.78%      4.43% *
SUPPLEMENTAL DATA
Net assets, end of period

(000 omitted)                       $28,022     $20,394       $12,671       $8,875     $4,948
Portfolio turnover                      139%         52%           50%          46%         7%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from April 22, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 17, 1994, to April 21, 1994, Class A had no public investment.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) For the periods ended November 30, 1995 and 1994, the adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 YEAR ENDED NOVEMBER 30,
                                      1998        1997       1996       1995(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                               $14.12      $12.68     $10.95      $10.53
INCOME FROM INVESTMENT

OPERATIONS

  Net investment income                0.12        0.21       0.35        0.11
  Net realized and unrealized
  gain on investments and
  foreign currency                     2.54        1.95       1.67        0.41
  Total from investment
  operations                           2.66        2.16       2.02        0.52
LESS DISTRIBUTIONS

  Distributions from net

  investment income                   (0.15)      (0.29)     (0.29)      (0.10)
  Distributions from net
  realized gain on investments
  and foreign currency
  transactions                        (0.44)      (0.43)        -           -
  Total distributions                 (0.59)      (0.72)     (0.29)      (0.10)
NET ASSET VALUE, END OF PERIOD       $16.19      $14.12     $12.68      $10.95
TOTAL RETURN(B)                       19.53%      18.04%     18.79%       5.00%
RATIOS TO AVERAGE NET ASSETS

  Expenses                             2.27%       2.15%      1.80%       1.00% *
  Net investment income                0.96%       1.36%      3.18%       2.99% *
  Expense waiver/

  reimbursement(c)                     0.81%       1.49%      3.11%       4.78% *
SUPPLEMENTAL DATA
  Net assets, end of period

  (000 omitted)                     $22,793     $15,177     $4,091      $1,068
  Portfolio turnover                    139%         52%        50%         46%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) For the periods ended November 30, 1995, the adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   YEAR ENDED NOVEMBER 30,
                                        1998         1997         1996         1995(A)

NET ASSET VALUE, BEGINNING OF PERIOD   $14.14        $12.67       $10.95      $10.53

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                  0.12          0.19         0.33        0.15
  Net realized and unrealized
  gain on investments and
  foreign currency                       2.54          2.00         1.68        0.37
  Total from investment
  operations                             2.66          2.19         2.01        0.52
LESS DISTRIBUTIONS

  Distributions from net

  investment income                     (0.15)        (0.29)       (0.29)      (0.10)
  Distributions from net
  realized gain on investments
  and foreign currency
  transactions                          (0.44)        (0.43)          -           -
  Total distributions                   (0.59)        (0.72)       (0.29)      (0.10)
NET ASSET VALUE, END OF PERIOD         $16.21        $14.14       $12.67      $10.95
TOTAL RETURN(B)                         19.50%        18.24%       18.61%       4.92%
RATIOS TO AVERAGE NET ASSETS

  Expenses                               2.27%         2.15%        1.80%       1.00%*
  Net investment income                  0.96%         1.39%        3.17%       3.03%*
  Expense waiver/

  reimbursement(c)                       0.81%         1.49%        3.11%       4.77%*
SUPPLEMENTAL DATA
  Net assets, end of period

  (000 omitted)                        $3,276        $1,923       $1,072        $374
  Portfolio turnover                      139%           52%          50%         46%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) For the periods ended November 30, 1995, the adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS-CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  YEAR ENDED NOVEMBER 30,
                                 1998         1997      1996       1995    1994(A)

NET ASSET VALUE, BEGINNING OF
PERIOD                           $14.16     $12.70       $10.96     $ 9.66      $10.04
INCOME FROM INVESTMENT

OPERATIONS

  Net investment income            0.24       0.29         0.43       0.43        0.21
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency             2.54       1.98         1.67       1.25       (0.43)
  Total from investment
  operations                       2.78       2.27         2.10       1.68       (0.22)
LESS DISTRIBUTIONS

  Distributions from net

  investment income               (0.26)     (0.38)       (0.36)     (0.38)      (0.16)
  Distributions from net
  realized gain on investments
  and foreign currency
  transactions                    (0.44)     (0.43)          -           -          -
  Total distributions             (0.70)     (0.81)       (0.36)     (0.38)      (0.16)
NET ASSET VALUE, END OF PERIOD   $16.24     $14.16       $12.70     $10.96      $ 9.66
TOTAL RETURN(B)                   20.42%     18.99%       19.55%     17.79%      (3.07%)
RATIOS TO AVERAGE NET ASSETS

  Expenses                         1.52%      1.40%        1.07%      0.50%       0.50%*
  Net investment income            1.71%      2.17%        3.87%      4.19%       4.59%*
  Expense waiver/

  reimbursement(c)                 1.06%      1.74%        3.34%      4.78%       4.43%*
SUPPLEMENTAL DATA
  Net assets, end of period

  (000 omitted)                 $11,666    $10,679       $8,396     $6,028      $4,821
  Portfolio turnover                139%        52%          50%        46%          7%

 * Computed on an annualized basis.

  (a) Reflects operations for the period from April 22, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 28, 1994, to April 21, 1994, Class F had no public investment.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) For the periods ended November 30, 1995 and 1994, the adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of ten portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's investment objective is to provide total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

        INCREASE/(DECREASE)
ACCUMULATED           UNDISTRIBUTED
NET REALIZED          NET INVESTMENT
GAIN                  INCOME

$129,200              $(129,200)

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains and losses. Realized gains or losses are recorded at the time the foreign currency exchange contracts is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1998, the Fund had outstanding foreign currency commitments as set forth below:


                        CONTRACTS TO            IN EXCHANGE FOR    CONTRACTS       UNREALIZED

SETTLEMENT DATE         DELIVER/RECEIVE              FOR           AT VALUE       APPRECIATION

Contract Purchased:

12/1/1998             18,360,000 Greek Drachma     $64,308          $64,484           $176

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:

SECURITY     ACQUISITION DATE   ACQUISITION COST
Panafon SA      11/20/1998          $65,185

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                            NUMBER OF
                                            PAR VALUE

                                          CAPITAL STOCK

CLASS NAME                                  AUTHORIZED
Class A Shares                            100,000,000
Class B Shares                            100,000,000
Class C Shares                            100,000,000
Class F Shares                            100,000,000

    Total                                 400,000,000

Transactions in capital stock were as follows:


                                                YEAR ENDED NOVEMBER 30,
                                             1998                        1997

CLASS A SHARES                     SHARES         AMOUNT         SHARES       AMOUNT
Shares sold                        674,271     $ 10,358,556       581,128     $  7,762,055
Shares issued to shareholders
in payment of distributions
declared                            63,845          908,693        57,861          713,508
Shares redeemed                   (452,824)      (7,011,945)     (197,035)      (2,611,952)
  Net change resulting from

  Class A Share transactions       285,292     $  4,255,304       441,954     $  5,863,611


                                                YEAR ENDED NOVEMBER 30,
                                             1998                        1997

CLASS B SHARES                     SHARES         AMOUNT         SHARES       AMOUNT
Shares sold                        482,173     $  7,384,627       805,836     $ 10,848,367
Shares issued to shareholders
in payment of distributions
declared                            42,810          602,399        21,079          261,160
Shares redeemed                   (192,078)      (2,972,663)      (75,123)      (1,012,880)
  Net change resulting from

  Class B Share transactions       332,905     $  5,014,363       751,792     $ 10,096,647


                                                YEAR ENDED NOVEMBER 30,
                                             1998                        1997

CLASS C SHARES                     SHARES         AMOUNT         SHARES       AMOUNT
Shares sold                         83,159     $  1,286,705       124,345    $  1,651,834
Shares issued to shareholders
in payment of distributions
declared                             5,453           76,836         2,360          29,266
Shares redeemed                    (22,587)        (335,483)      (75,267)       (987,566)
  Net change resulting from

  Class C Share transactions        66,025     $  1,028,058        51,438    $    693,534
                                                YEAR ENDED NOVEMBER 30,
                                             1998                        1997

CLASS F SHARES                     SHARES         AMOUNT         SHARES       AMOUNT
Shares sold                        103,149     $  1,571,781       219,510    $  2,933,475
Shares issued to shareholders
in payment of distributions
declared                            28,598          405,667        30,233         371,612
Shares redeemed                   (167,605)      (2,536,749)     (156,735)     (2,072,168)
  Net change resulting from

  Class F Share transactions       (35,858)    $   (559,301)       93,008    $  1,232,919
    Net change resulting from
    share transactions             648,364     $  9,738,424     1,338,192    $ 17,886,711

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Global Investment Management
Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF
                           AVERAGE DAILY

SHARE CLASS NAME         NET ASSETS OF CLASS
  Class B Shares                0.75%
  Class C Shares                0.75%
  Class F Shares                0.25%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $75,061 and start-up administrative expenses of $39,069 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 1998, the Fund expensed $34,068 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998, were as follows:

PURCHASES                                       $85,232,499
SALES                                           $76,390,445

6. CONCENTRATION OF CREDIT RISK

Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an ad-verse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of countries was as follows:

                  PERCENTAGE OF
COUNTRY            NET ASSETS
Argentina            0.6%
Brazil               0.0%*
Canada               3.3%
France               4.9%
Greece               0.1%
Italy                5.9%
Portugal             1.0%
Spain                4.2%
United Kingdom      10.7%
United States       68.1%

* Amount is less than 0.01%

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

8. SUBSEQUENT EVENT

On January 7, 1999, the Fund's Adviser, Federated Global Research
Corp., changed its name to Federated Global Investment Management Corp.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated World Utility
Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated World Utility Fund of World Investment Series, Inc. at November 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
January 20, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman
Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President
Edward C. Gonzales
Executive Vice President
John W. McGonigle

Executive Vice President and Secretary
Drew J. Collins
Vice President
Richard J. Thomas
Treasurer
Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor

 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779

 1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Cusip 981487309
Cusip 981487408
Cusip 981487101
Cusip 981487200
G00259-06 (1/99)

[Graphic]

                          WORLD INVESTMENT SERIES, INC.

                                    APPENDIX

FEDERATED ASIA PACIFIC GROWTH FUND

     A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Asia Pacific Growth Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The Morgan Stanley Capital International Asia Pacific Index (the "MSCI-AP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI-AP. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI-AP. The ending values were $6,049 and $6,620, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (22.52%) and (16.66%), respectively.

     A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Asia Pacific Growth Fund (the "Fund"), based on a 4.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International Asia Pacific Index (the "MSCI-AP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI-AP. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 4.00% contingent deferred sales charge, as compared to the MSCI-AP. The ending values were $6,039 and $6,620, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (23.10%) and (16.71%), respectively.

     A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Asia Pacific Growth Fund (the "Fund"), based on a 1.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International Asia Pacific Index (the "MSCI-AP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI-AP. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the MSCI-AP. The ending values were $6,309 and $6,620, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (19.29%) and (15.37%), respectively.

FEDERATED EMERGING MARKETS FUND

     A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Emerging Markets Fund (the "Fund") are represented by a solid line. The International Finance Corporation Investable Composite Index(the "IFCIC") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the IFCIC. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the IFCIC. The ending values were $7,938, and $6,857, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (2/28/96) to 11/30/98. The total returns were (31.98%), and (8.03%), respectively.

     A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Emerging Markets Fund (the "Fund") are represented by a solid line. The International Finance Corporation Investable Composite Index (the "IFCIC") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the IFCIC. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the IFCIC. The ending values were $7,901, and $6,857, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (2/28/96) to 11/30/98. The total returns were (32.49%), and (8.19%), respectively.

     A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Emerging Markets Fund (the "Fund") are represented by a solid line. The International Finance Corporation Investable Composite Index (the "IFCIC") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the IFCIC. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the IFCIC. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the IFCIC. The ending values were $8,230, and $6,857, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class C Shares (2/28/96) to 11/30/98. The total returns were (29.33%), and (6.82%), respectively.

FEDERATED EUROPEAN GROWTH FUND

     A7. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/1/1996 to 11/30/1998. The "y" axis is measured in increments of $2,000, ranging from $0 to $6,000, and indicates that the ending value of a hypothetical initial investment of $3,000 in the Class A Shares of Federated European Growth Fund, assuming the reinvestment of dividends and capital gains, would have grown to $4,791 on 11/30/1998.

     A8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/1/1996 to 11/30/1998. The "y" axis is measured in increments of $1,000, ranging from $0 to $5,000, and indicates that the ending value of hypothetical yearly investments of $1,000 in the Class A Shares of Federated European Growth Fund, assuming the reinvestment of dividends and capital gains, would have grown to $3,890 on 11/30/1998.

     A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated European Growth Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The Morgan Stanley Capital International (Europe) Index (the "MSCI-EUROPE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI-EUROPE. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI-EUROPE. The ending values were $16,007 and $17,992, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were 15.38% and 18.62%, respectively.

     A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated European Growth Fund (the "Fund"), based on a 4.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International (Europe) Index (the "MSCI-EUROPE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI-EUROPE. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 4.00% contingent deferred sales charge, as compared to the MSCI-EUROPE. The ending values were $16,184 and $17,992, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were 15.64% and 19.09%, respectively.

     A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated European Growth Fund (the "Fund"), based on a 1.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International (Europe) Index (the "MSCI-EUROPE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI-EUROPE. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the MSCI-EUROPE. The ending values were $16,546 and $17,992, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were 20.03% and 20.05%, respectively.

FEDERATED GLOBAL EQUITY INCOME FUND

     A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated Global Equity Income Fund (the "Fund") are represented by a solid line. The MSCI World Equity Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/27/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $9,970, and $10,731, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the inception date of the Fund's Class A Shares (10/27/98) to 11/30/98. The total return was (0.28)%.

FEDERATED GLOBAL FINANCIAL SERVICES FUND

     A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The MSCI All Country World Finance Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 9/30/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $11,331, and $12,369, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the inception date of the Fund's Class A Shares (9/30/98) to 11/30/98. The total return was 13.38%.

     A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The MSCI All Country World Finance Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 9/30/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $11,430, and $12,369, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (9/30/98) to 11/30/98. The total return was 14.30%.

     A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated Global Financial Services Fund (the "Fund") are represented by a solid line. The MSCI All Country World Finance Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 9/30/98 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the MSCI. The ending values were $11,880, and $12,369, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares total return from the inception date of the Fund's Class C Shares (9/30/98) to 11/30/98. The total return was 18.80%.

FEDERATED INTERNATIONAL GROWTH FUND

     A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated International Growth Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (the "MSCI-ACW") is represented by a dotted line, and the Morgan Stanley Capital International Europe Australia Far East Index (the "MSCI-EAFE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the MSCI-ACW, and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/1997 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI-ACW, and the MSCI-EAFE. The ending values were $7,972, $9,835, and $10,529, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (7/1/1997) to 11/30/1998. The total returns were (8.70%) and (20.26%), respectively.

     A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated International Growth Fund (the "Fund"), based on a 4.75% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (the "MSCI-ACW") is represented by a dotted line, and the Morgan Stanley Capital International Europe Australia Far East Index (the "MSCI-EAFE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the MSCI-ACW, and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/1997 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 4.75% contingent deferred sales charge, as compared to the MSCI-ACW, and the MSCI-EAFE. The ending values were $7,953, $9,835, and $10,529, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (7/1/1997) to 11/30/1998. The total returns were (9.39%) and (20.45%), respectively.

     A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated International Growth Fund (the "Fund"), based on a 1.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International All Country World EX U.S. Index (the "MSCI-ACW") is represented by a dotted line, and the Morgan Stanley Capital International Europe Australia Far East Index (the "MSCI-EAFE") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the MSCI-ACW, and the MSCI-EAFE. The "x" axis reflects computation periods from 7/1/1997 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the MSCI-ACW, and the MSCI-EAFE. The ending values were $8,372, $9,835, and $10,529, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (7/1/1997) to 11/30/1998. The total returns were (4.94%) and (16.28%), respectively.

FEDERATED INTERNATIONAL HIGH INCOME FUND

     A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International High Income Fund (the "Fund") are represented by a solid line. The J.P. Morgan Emerging Markets Bond Index Plus (the "JPM-EMB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPM-EMB. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPM-EMB. The ending values were $9,622, and $10,544, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, and start of performance (10/2/96) to 11/30/98. The total returns were (10.20%) and (1.76%), respectively.

     A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International High Income Fund (the "Fund") are represented by a solid line. The J.P. Morgan Emerging Markets Bond Index Plus (the "JPM-EMB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the JPM-EMB. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPM-EMB. The ending values were $9,516, and $10,544, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year, and start of performance (10/2/96) to 11/30/98. The total returns were (11.30%) and (1.90%), respectively.

     A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International High Income Fund (the "Fund") are represented by a solid line. The J.P. Morgan Emerging Markets Bond Index Plus (the "JPM-EMB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the JPM-EMB. The "x" axis reflects computation periods from 10/2/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the JPM-EMB. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the JPM-EMB. The ending values were $9,912, and $10,544, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year, and start of performance (10/2/96) to 11/30/98. The total returns were (7.51%) and (0.41%), respectively.

FEDERATED INTERNATIONAL SMALL COMPANY FUND

     A22. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/1/96 to 11/30/98. The "y" axis is measured in increments of $1,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical initial investment of $3,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $4,989 on 11/30/98.

     A23. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/1/96 to 11/30/98. The "y" axis is measured in increments of $15,000 ranging from $0 to $4,500 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $3,926 on 11/30/98.

     A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International Small Company Fund (the "Fund") are represented by a solid line. The FT-Actuaries/S&P World Medium-Small Cap Index (the "FTMSC") is represented by a dotted line and the MSCI Small Cap World Index ex-U.S. (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the FTMSC and the MSCI. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the FTMSC and the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the FTMSC and the MSCI. The ending values were $16,594, $10,147, and $7,947, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the start of performance of the Fund's Class A Shares (2/28/96) to 11/30/98. The total returns were 16.45% and 20.18%.

     A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International Small Company Fund (the "Fund") are represented by a solid line. The FT-Actuaries/S&P World Medium-Small Cap Index (the "FTMSC") is represented by a dotted line and the MSCI Small Cap World Index ex-U.S. (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the FTMSC and the MSCI. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the FTMSC and the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the FTMSC and the MSCI. The ending values were $16,801, $10,147, and $7,947, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the start of performance of the Fund's Class B Shares (2/28/96) to 11/30/98. The total returns were 16.75% and 20.71%.

     A26. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International Small Company Fund (the "Fund") are represented by a solid line. The FT-Actuaries/S&P World Medium-Small Cap Index (the "FTMSC") is represented by a dotted line and the MSCI Small Cap World Index ex-U.S. (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the FTMSC and the MSCI. The "x" axis reflects computation periods from 2/28/96 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the FTMSC and the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the FTMSC and the MSCI. The ending values were $17,190, $10,147, and $7,947, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares total return from the start of performance of the Fund's Class C Shares (2/28/96) to 11/30/98. The total returns were 21.26% and 21.72%.

FEDERATED LATIN AMERICAN GROWTH FUND

     A27. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Latin American Growth Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The Morgan Stanley Capital International Latin American-Free Index (the "MSCI-LAF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI-LAF. The ending values were $8,965 and $10,105, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (35.78%) and (3.88%), respectively.

     A28. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Latin American Growth Fund (the "Fund"), based on a 4.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International Latin American-Free Index (the "MSCI-LAF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 4.00% contingent deferred sales charge, as compared to the MSCI-LAF. The ending values were $8,904 and $10,105, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (36.33%) and (4.07%), respectively.

     A29. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Latin American Growth Fund (the "Fund"), based on a 1.00% contingent deferred sales charge, are represented by a solid line. The Morgan Stanley Capital International Latin American-Free Index (the "MSCI-LAF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI-LAF. The "x" axis reflects computation periods from 2/28/1996 to 11/30/1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the MSCI-LAF. The ending values were $9,290 and $10,105, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/1998 and from the Fund's start of performance (2/28/1996) to 11/30/1998. The total returns were (33.23%) and (2.64%), respectively.

FEDERATED WORLD UTILITY FUND

     A30. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/30/94 to 11/30/98. The "y" axis is measured in increments of $2,750 ranging from $0 to $11,000 and indicates that the ending value of hypothetical initial investment of $5,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $9,257 on 11/30/98.

     A31. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/30/94 to 11/30/98. The "y" axis is measured in increments of $1,500 ranging from $0 to $9,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $7,405 on 11/30/98.

     A32. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated World Utility Fund, (the "Fund") based are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line, the FT Actuaries S&P Global Utility Index (the "FTGU") is represented by a dashed line, and the Lipper Utility Funds Average (the "LUFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500, the FTGU and the LUFA. The "x" axis reflects computation periods from 4/22/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500, the FTGU and the LUFA. The ending values were $18,728, $28,670, $20,032 and $18,882, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class A Shares (4/22/94) to 11/30/98. The total returns were 13.83% and 14.32%, respectively.

     A33. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated World Utility Fund, (the "Fund") based are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line, the FT Actuaries S&P Global Utility Index (the "FTGU") is represented by a dashed line, and the Lipper Utility Funds Average (the "LUFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500, the FTGU and the LUFA. The "x" axis reflects computation periods from 7/25/95 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 3.00% contingent deferred sales charge, as compared to the S&P 500, the FTGU and the LUFA. The ending values were $17,298, $22,110, $18,745 and $17,429, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class B Shares (7/25/95) to 11/30/98. The total returns were 14.03% and 17.79%, respectively.

     A34. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated World Utility Fund, (the "Fund") based are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line, the FT Actuaries S&P Global Utility Index (the "FTGU") is represented by a dashed line, and the Lipper Utility Funds Average (the "LUFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500, the FTGU and the LUFA. The "x" axis reflects computation periods from 7/25/95 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the S&P 500, the FTGU and the LUFA. The ending values were $17,584, $22,110, $18,745 and $17,429, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class C Shares (7/25/95) to 11/30/98. The total returns were 18.50% and 18.36%, respectively.

     A35. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated World Utility Fund, (the "Fund") based are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line, the FT Actuaries S&P Global Utility Index (the "FTGU") is represented by a dashed line, and the Lipper Utility Funds Average (the "LUFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund, the S&P 500, the FTGU and the LUFA. The "x" axis reflects computation periods from 7/25/95 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares, based on a 1.00% maximum sales charge, as compared to the S&P 500, the FTGU and the LUFA. The ending values were $19,362, $28,670, $20,032 and $18,882, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class F Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the start of performance of the Fund's Class F Shares (4/22/94) to 11/30/98. The total returns were 18.25% and 15.41%, respectively.